                                                                     EXHIBIT 4.5



                                    [FORM OF]

================================================================================




                     CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                                    as Issuer

                                       and

                              THE BANK OF NEW YORK

                              as Indenture Trustee

                        CARD SERIES INDENTURE SUPPLEMENT

                         dated as of September __, 2002

                                       to

                            ASSET POOL ONE SUPPLEMENT

                         dated as of September __, 2002



                                       to

                                    INDENTURE

                         dated as of September __, 2002





================================================================================

                               TABLE OF CONTENTS

                                                                                                                                Page
                                                             ARTICLE I
                                      Definitions and Other Provisions of General Application

Section 1.01.     Definitions ...............................................................................................    1

Section 1.02.     Governing Law .............................................................................................   22

Section 1.03.     Counterparts ..............................................................................................   22

Section 1.04.     Ratification of Indenture and Asset Pool One Supplement ...................................................   22

                                                             ARTICLE II
                                                             The Notes

Section 2.01.     Creation and Designation ..................................................................................   23

Section 2.02.     New Issuances of Notes ....................................................................................   23

                                                            ARTICLE III
                                                 Allocations, Deposits and Payments

Section 3.01.     Allocations of Card Series Finance Charge Amounts .........................................................   25

Section 3.02.     Targeted Deposits of Card Series Finance Charge Amounts to the Interest Funding Account ...................   26

Section 3.03.     Allocations of Card Series Finance Charge Amounts to Interest Funding sub-Accounts ........................   26

Section 3.04.     Amounts to be Treated as Card Series Finance Charge Amounts; Payments Received from
                  Derivative Counterparties for Interest in Foreign Currencies; Other Deposits to the
                  Interest Funding sub-Accounts .............................................................................   27

Section 3.05.     Allocations of Reductions to the Nominal Liquidation Amount Due to Investor Charge-Offs ...................   28

Section 3.06.     Allocations of Reimbursements of Nominal Liquidation Amount Deficits ......................................   32

Section 3.07.     Application of Card Series Principal Amounts ..............................................................   33

Section 3.08.     Allocation of Reductions of Nominal Liquidation Amount of Subordinated Notes from
                  Reallocations of Card Series Principal Amounts to Cover Interest Funding Account
                  Shortfalls or Servicing Fee Shortfalls ....................................................................   35

Section 3.09.     Allocation of Servicing Fee Shortfalls ....................................................................   39

Section 3.10.     Targeted Deposits of Card Series Principal Amounts to the Principal Funding Account .......................   39

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                                Page
Section 3.11.     Allocations among Principal Funding sub-Accounts ..........................................................   41

Section 3.12.     Amounts to be Treated as Card Series Principal Amounts; Payments Received from Derivative
                  Counterparties for Principal; Other Deposits to Principal Funding sub-Accounts ............................   42

Section 3.13.     Withdrawals from Interest Funding Account .................................................................   43

Section 3.14.     Withdrawals from Principal Funding Account ................................................................   44

Section 3.15.     Limit on Deposits to the Principal Funding sub-Account of Subordinated Note; Limit on
                  Repayments of all Tranches ................................................................................   46

Section 3.16.     Calculation of Nominal Liquidation Amount .................................................................   47

Section 3.17.     Reinvestment in the COMT Collateral Certificate ...........................................................   48

Section 3.18.     Netting of Deposits and Payments ..........................................................................   48

Section 3.19.     Pro rata Payments within a Tranche ........................................................................   48

Section 3.20.     Sale of Collateral for Accelerated Notes ..................................................................   48

Section 3.21.     Calculation of Prefunding Target Amount ...................................................................   50

Section 3.22.     Targeted Deposits to the Class C Reserve Account ..........................................................   53

Section 3.23.     Withdrawals from the Class C Reserve Account ..............................................................   53

Section 3.24.     Targeted Deposits to the Accumulation Reserve Account .....................................................   54

Section 3.25.     Withdrawals from the Accumulation Reserve Account .........................................................   55

Section 3.26.     Computation of Interest ...................................................................................   55

Section 3.27.     Excess Finance Charge Amounts Sharing .....................................................................   56

Section 3.28.     Excess Available Principal Amount Sharing .................................................................   56

Section 3.29      Targeted Deposits to the Class D Reserve Account ..........................................................   56

Section 3.30.     Withdrawals from the Class D Reserve Account ..............................................................   57

                                                             ARTICLE IV
                                                     Early Redemption of Notes

Section 4.01.     Early Redemption Events ...................................................................................   59

                                                             ARTICLE V
                                                  Issuer Accounts and Investments

Section 5.01.     Issuer Accounts ...........................................................................................   60

                                    EXHIBITS

EXHIBIT A-1                                 [FORM OF] CLASS A NOTE

EXHIBIT A-2                                 [FORM OF] CLASS B NOTE

EXHIBIT A-3                                 [FORM OF] CLASS C NOTE

EXHIBIT A-4                                 [FORM OF] CLASS D NOTE

EXHIBIT B                                   [FORM OF] CARD SERIES SCHEDULE TO
                                            PAYMENT INSTRUCTIONS

EXHIBIT C                                   [FORM OF] CARD SERIES SCHEDULE TO
                                            MONTHLY NOTEHOLDERS' STATEMENT

EXHIBIT D-1                                 [FORM OF] CLASS A TERMS DOCUMENT

EXHIBIT D-2                                 [FORM OF] CLASS B TERMS DOCUMENT

EXHIBIT D-3                                 [FORM OF] CLASS C TERMS DOCUMENT

EXHIBIT D-4                                 [FORM OF] CLASS D TERMS DOCUMENT

EXHIBIT E                                   THRESHOLD CONDITIONS

          This CARD SERIES INDENTURE SUPPLEMENT (this "Indenture Supplement"), by and between CAPITAL ONE MULTI-ASSET EXECUTION TRUST, a statutory business trust created under the laws of the State of Delaware (the "Issuer"), having its principal office at E.A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Wilmington, Delaware 19805, and THE BANK OF NEW YORK, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee"), is made and entered into as of September __, 2002.

          Pursuant to this Indenture Supplement, the Issuer shall create a new Series of Notes and shall specify the principal terms thereof.

                                    ARTICLE I

             Definitions and Other Provisions of General Application

          Section 1.01. Definitions. For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Indenture or the Asset Pool One Supplement, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

          (4) all references in this Indenture to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

          (5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the Asset Pool One Supplement or the Transfer and Administration Agreement, the terms and provisions of this Indenture Supplement shall be controlling;

          (6) each capitalized term defined herein shall relate only to the Card Series Notes and no other Series of Notes issued by the Issuer; and

          (7) "including" and words of similar import will be deemed to be followed by "without limitation."

          "Accumulation Commencement Date" means, for each Tranche of Notes, the first Business Day of the month that is twelve (12) whole calendar months prior to the Expected Principal Payment Date for such Tranche of Notes; provided, however, that, if the Accumulation Period Length for such Tranche of Notes is less than twelve (12) months, the Accumulation Commencement Date will be the first Business Day of the month that is the number of whole months prior to such Expected Principal Payment Date at least equal to the Accumulation Period Length such that the number of Monthly Periods during the period from the Accumulation Commencement Date to such Expected Principal Payment Date will at least equal the Accumulation Period Length.

          "Accumulation Period" means, for any Tranche of Card Series Notes, each Monthly Period with respect to which a deposit is required to be made into the Principal Funding sub-Account for such Tranche of Notes pursuant to Section 3.07(g) and Section 3.10.

          "Accumulation Period Amount" shall mean, for any Tranche of Notes for each Monthly Period, an amount equal to the product of (i) Available Expected Principal for such Monthly Period and (ii) a fraction, the numerator of which is the highest Outstanding Dollar Principal Amount of such Tranche of Notes since the issuance of such Tranche and the denominator of which is the sum of (a) the aggregate highest Outstanding Dollar Principal Amount of all Outstanding Tranches of Notes and (b) the invested amounts of all Variable Accumulation Series of investor certificates issued by the Master Trust which are not scheduled to be in their revolving periods as of such Monthly Period; provided that, for purposes of this definition, the commencement date of the accumulation period of each such Variable Accumulation Series shall be deemed to have been postponed to the latest permissible date, determined as if the provisions of
Section 3.10(b)(ii) applied to each such Series of investor certificates with such changes as may be specified with respect to such Series of investor certificates (applying such provisions first to the Variable Accumulation Series with the latest expected final payment date and next to each Series of investor certificates with the next preceding expected final payment date).

          "Accumulation Period Length" is defined in Section 3.10(b)(ii).

          "Accumulation Reserve Account" means the trust account designated as such and established pursuant to Section 5.01(a).

          "Accumulation Reserve Sub-Account Earnings" means, for each Distribution Date, the investment earnings on funds in the Accumulation Reserve Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

          "Aggregate Series Finance Charge Amounts Shortfall" means the sum of the Series Finance Charge Amounts Shortfalls (as such term is defined in each of the related Indenture Supplements) for each Excess Finance Charge Amounts Sharing Series in Excess Finance Charge Amounts Sharing Group A.

          "Aggregate Series Principal Amounts Shortfall" means the sum of the Series Principal Amounts Shortfalls (as such term is defined in each of the related Indenture Supplements) for each Excess Principal Amounts Sharing Series in Excess Principal Amounts Sharing Group A.

          "Asset Pool One Supplement" means the Asset Pool One Supplement dated as of September __, 2002, by and between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

          "Asset Sales Proceeds" means, for any Tranche of Notes, the proceeds of the sale of Collateral with respect to such Tranche pursuant to Section 3.20. Asset Sales Proceeds do not constitute Card Series Principal Amounts.

          "Asset Sales Proceeds Deposit Amount" means, for any Tranche of Notes in respect of which the Trust has received Asset Sales Proceeds, the amount of Asset Sales Proceeds on deposit in the Principal Funding sub-Account for such Tranche.

          "Available Expected Principal" for any date of determination during each Monthly Period shall be equal to the excess of (a) the Expected Monthly Principal for such Monthly Period over (b) the sum, without duplication, of all scheduled amortizations or accumulations of principal for such Monthly Period, including past due shortfalls as of such date of determination, for all Nonvariable Accumulation Series (as defined in the Pooling and Servicing Agreement and the Series 2002-_ Supplement) of investor certificates issued by the Master Trust which are not scheduled to be in their revolving periods as of such Monthly Period.

          "Card Series Defaulted Amount" means, with respect to any Monthly Period, the portion of the Asset Pool One Defaulted Amount allocated to the Card Series pursuant to Section 3.2(b) of the Asset Pool One Supplement.

          "Card Series Finance Charge Amounts" means, for any Distribution Date, the sum of (a) Asset Pool One Finance Charge Amounts allocated to the Card Series pursuant to Section 3.2(a) of the Asset Pool One Supplement, (b) any amounts to be treated as Card Series Finance Charge Amounts pursuant to Sections 3.04(a) and 3.20(d) and (c) any amounts to be treated as Card Series Finance Charge Amounts pursuant to any terms document.

          "Card Series Principal Amounts" means, for any Monthly Period, the sum of (a) Asset Pool One Principal Amounts allocated to the Card Series pursuant to
Section 3.3 of the Asset Pool One Supplement and (b) any amounts to be treated as Card Series Principal Amounts pursuant to Section 3.12(a).

          "Card Series Servicing Fee" means, with respect to any Monthly Period, the amount of the Asset Pool One Servicing Fee allocated to the Card Series pursuant to Section 3.4(b) of the Asset Pool One Supplement.

          "Class A Available Subordinated Amount of Class B Notes" means, for any Tranche of Class A Notes, with respect to any Distribution Date, an amount equal to the Required Subordinated Amount of Class B Notes minus the Class A Usage Amount of Class B Notes, each for such Tranche of Class A Notes as of such Distribution Date.

          "Class A Available Subordinated Amount of Class C Notes" means, for any Tranche of Class A Notes, with respect to any Distribution Date, an amount equal to the Required Subordinated Amount of Class C Notes minus the Class A Usage Amount of Class C Notes, each for such Tranche of Class A Notes as of such Distribution Date.

          "Class A Available Subordinated Amount of Class D Notes" means, for any Tranche of Class A Notes, with respect to any Distribution Date, an amount equal to the Required Subordinated Amount of Class D Notes minus the Class A Usage Amount of Class D Notes, each for such Tranche of Class A Notes as of such Distribution Date.

          "Class A Available Subordinated Amount of Subordinated Notes" means, for any Tranche of Class A Notes, with respect to any Distribution Date, an amount equal to the Required Subordinated Amount of Subordinated Notes minus the Class A Usage Amount of Subordinated Notes, each for such Tranche of Class A Notes as of such Distribution Date.

          "Class A Notes" means a Note specified in the applicable Terms Document as belonging to Class A.

          "Class A Usage Amount of Class B Notes" means, with respect to any Tranche of Class A Notes, on any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class B Notes for such Tranche of Class A Notes, equal to the excess, if any, of the Class A Usage Amount of Subordinated Notes over the sum of the Required Subordinated Amount of Class C Notes and the Required Subordinated Amount of Class D Notes, in each case for such Distribution Date, in each case, for such Tranche of Class A Notes.

          "Class A Usage Amount of Class C Notes" means, with respect to any Tranche of Class A Notes for any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class C Notes for such Tranche of Class A Notes, equal to the excess, if any, of the Class A Usage Amount of Subordinated Notes over the Required Subordinated Amount of Class D Notes, in each case, for such Tranche of Class A Notes.

          "Class A Usage Amount of Class D Notes" means, with respect to any Tranche of Class A Notes for any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class D Notes for such Tranche of Class A Notes, equal to the Class A Usage Amount of Subordinated Notes.

          "Class A Usage Amount of Subordinated Notes" means, with respect to any Tranche of Class A Notes, zero on the date of issuance of such Tranche and on any Distribution Date thereafter the Class A Usage Amount of Subordinated Notes as of the preceding date of determination for such Tranche, plus the sum of the following amounts (in each case, such amount shall not exceed the Class A Available Subordinated Amount of Subordinated Notes for such Tranche after giving effect to the previous clauses, if any):

                  (a) an amount equal to the product of (i) the aggregate amount allocated to the Class B Notes pursuant to Section 3.05(a) on such date and (ii) a fraction, the numerator of which is the Class A Available Subordinated Amount of Class B Notes for such Tranche of Class A Notes and the denominator of which is the aggregate Nominal

         Liquidation Amount of the Class B Notes as of the close of business on the last day of the preceding Monthly Period; plus

                  (b) an amount equal to the product of (i) the aggregate amount allocated to the Class C Notes pursuant to Section 3.05(a) on such date and (ii) a fraction, the numerator of which is the Class A Available Subordinated Amount of Class C Notes for such Tranche of Class A Notes and the denominator of which is the aggregate Nominal Liquidation Amount of the Class C Notes as of the close of business on the last day of the preceding Monthly Period; plus

                  (c) an amount equal to the product of (i) the aggregate amount allocated to the Class D Notes pursuant to Section 3.05(a) on such date and (ii) a fraction, the numerator of which is the Class A Available Subordinated Amount of Class D Notes for such Tranche of Class A Notes and the denominator of which is the aggregate Nominal Liquidation Amount of the Class D Notes as of the close of business on the last day of the preceding Monthly Period; plus

                  (d) the aggregate amount reallocated from such Tranche of Class A Notes to the Class B Notes, Class C Notes or Class D Notes pursuant to Section 3.05(b) on such date; plus

                  (e) the aggregate amount of Card Series Principal Amounts allocated to the Interest Funding sub-Account of such Tranche of Class A Notes pursuant to Section 3.07(a) on such date; plus

                  (f) an amount equal to the product of (i) an amount, not less than zero, equal to the aggregate amount allocated to the Class C Notes pursuant to Section 3.08(d)(i) on such date, minus the aggregate amount reallocated to the Class D Notes pursuant to Section 3.08(e) on such date and (ii) a fraction, the numerator of which is the Class A Available Subordinated Amount of Class C Notes for such Tranche of Class A Notes and the denominator of which is the aggregate Nominal Liquidation Amount of the Class C Notes, in each case, after giving effect to Section 3.05; plus

                  (g) an amount equal to the product of (i) the aggregate amount allocated to the Class D Notes pursuant to Section 3.08(d)(ii) or reallocated to the Class D Notes pursuant to Section 3.08(e) on such date and (ii) a fraction, the numerator of which is the Class A Available Subordinated Amount of Class D Notes and the denominator of which is the aggregate Nominal Liquidation Amount of the Class D Notes, in each case, after giving effect to Section 3.05; plus

                  (h) an amount equal to the product of (i) the aggregate amount allocated to the Class D Notes pursuant to Section 3.08(f) on such date and (ii) a fraction, the numerator of which is the Class A Available Subordinated Amount of Class D Notes for such Tranche of Class A Notes and the denominator of which is the aggregate Nominal Liquidation Amount of the Class D Notes, in each case, after giving effect to
         Section 3.05; plus

                  (i) the aggregate amount of Card Series Principal Amounts paid to the Servicer pursuant to Section 3.07(d) on such date; plus

                  (j) an amount equal to the product of (i) an amount, not less than zero, equal to the aggregate amount allocated to the Class C Notes pursuant to Sections 3.08(j)(i) on such date, minus the aggregate amount reallocated to the Class D Notes pursuant to Section 3.08(k) on such date and (ii) a fraction, the numerator of which is the Class A Available Subordinated Amount of Class C Notes for such Tranche of Class A Notes and the denominator of which is the aggregate Nominal Liquidation Amount of the Class C Notes, in each case, after giving effect to Section 3.05; plus

                  (k) an amount equal to the product of (i) the aggregate amount allocated to the Class D Notes pursuant to Section 3.08(j)(ii) or reallocated to the Class D Notes pursuant to Section 3.08(k) on such date and (ii) a fraction, the numerator of which is the Class A Available Subordinated Amount of Class D Notes for such Tranche of Class A Notes and the denominator of which is the aggregate Nominal Liquidation Amount of the Class D Notes, in each case, after giving effect to Section 3.05; plus

                  (l) an amount equal to the product of (i) the aggregate amount allocated to the Class D Notes pursuant to Section 3.08(f) on such date and (ii) a fraction, the numerator of which is the Class A Available Subordinated Amount of Class D Notes for such Tranche of Class A Notes and the denominator of which is the aggregate Nominal Liquidation Amount of the Class D Notes, in each case, after giving effect to
         Section 3.05; minus

                  (m) an amount (not to exceed the Class A Usage Amount of Class B Notes for such Tranche of Class A Notes after giving effect to the amounts computed pursuant to clauses (a) through (l) above) equal to the product of (i) the aggregate Nominal Liquidation Amount Deficits of all Class B Notes which are reimbursed on such Distribution Date pursuant to Section 3.06 and (ii) a fraction, the numerator of which is the Class A Usage Amount of Class B Notes (prior to giving effect to any reimbursement of Nominal Liquidation Amount Deficits on such Distribution Date) for such Tranche of Class A Notes and the denominator of which is the aggregate Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class B Notes; minus

                  (n) an amount (not to exceed the Class A Usage Amount of Class C Notes for such Tranche of Class A Notes after giving effect to the amounts computed pursuant to clauses (a) through (l) above) equal to the product of (i) the aggregate Nominal Liquidation Amount Deficits of all Class C Notes which are reimbursed on such Distribution Date pursuant to Section 3.06 and (ii) a fraction, the numerator of which is the Class A Usage Amount of Class C Notes (prior to giving effect to any reimbursement of Nominal Liquidation Amount Deficits on such Distribution Date) for such Tranche of Class A Notes and the denominator of which is the aggregate Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class C Notes; minus

                  (o) an amount (not to exceed the Class A Usage Amount of Class D Notes for such Tranche of Class A Notes after giving effect to the amounts computed pursuant to clauses (a) through (l) above) equal to the product of (i) the aggregate Nominal Liquidation Amount Deficits of all Class D Notes which are reimbursed on such Distribution Date pursuant to Section 3.06 and (ii) a fraction, the numerator of which is the Class A Usage Amount of Class D Notes (prior to giving effect to any reimbursement of Nominal Liquidation Amount Deficits on such Distribution Date) for such Tranche of Class A Notes and the denominator of which is the aggregate Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class D Notes.

                  "Class B Available Subordinated Amount of Class C Notes" means, for any Tranche of Class B Notes, with respect to any Distribution Date, an amount equal to the Required Subordinated Amount of Class C Notes minus the Class B Usage Amount of Class C Notes, each for such Tranche of Class B Notes as of such Distribution Date.

                  "Class B Available Subordinated Amount of Class D Notes" means, for any Tranche of Class B Notes, with respect to any Distribution Date, an amount equal to the Required Subordinated Amount of Class D Notes minus the Class B Usage Amount of Class D Notes, each for such Tranche of Class B Notes as of such Distribution Date.

                  "Class B Available Subordinated Amount of Subordinated Notes" means, for any Tranche of Class B Notes, with respect to any Distribution Date, an amount equal to the Required Subordinated Amount of Subordinated Notes minus the Class B Usage Amount of Subordinated Notes, each for such Tranche of Class B Notes as of such Distribution Date.

                  "Class B Notes" means a Note specified in the applicable Terms Document as belonging to Class B.

                  "Class B Principal Allocation" means, for any Monthly Period, an amount equal to the product of (a) the aggregate amount of Asset Pool One Principal Amounts allocated to the Card Series pursuant to Section 3.3 of the Asset Pool One Supplement for such Monthly Period and (b) the percentage equivalent of a fraction, the numerator of which is the sum of the Principal Allocation Amounts for such Monthly Period for all Class B Notes in the Card Series and the denominator of which is sum of the Principal Allocation Amounts for such Monthly Period for all Notes in the Card Series.

                  "Class B Usage Amount of Class C Notes" means, with respect to any Tranche of Class B Notes for any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class C Notes for such Tranche of Class B Notes, equal to the excess, if any, of the Class B Usage Amount of Subordinated Notes over the Required Subordinated Amount of Class D Notes, in each case, for such Tranche of Class B Notes.

                  "Class B Usage Amount of Class D Notes" means, with respect to any Tranche of Class B Notes for any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class D Notes for such Tranche of Class B Notes, equal to the Class B Usage Amount of Subordinated Notes for such Tranche of Class B Notes.

                  "Class B Usage Amount of Subordinated Notes" means, with respect to any Tranche of Outstanding Class B Notes, zero on the date of issuance of such Tranche and on any Distribution Date thereafter the Class B Usage Amount of Subordinated Notes as of the preceding date of determination for such Tranche, plus the sum of the following amounts (in each case, such amount shall not exceed the Class B Available Subordinated Amount of Subordinated Notes for such Tranche after giving effect to the previous clauses, if any):

                  (a) an amount equal to the product of (i) the aggregate amount allocated to the Class C Notes pursuant to Section 3.05(a) on such date and (ii) a fraction, the numerator of which is the Class B Available Subordinated Amount of Class C Notes for such Tranche of Class B Notes and the denominator of which is the aggregate Nominal Liquidation Amount of the Class C Notes, in each case, after giving effect to Sections 3.05(a) and (b); plus

                  (b) an amount equal to the product of (i) the aggregate amount reallocated pursuant to Section 3.05(b)(ii) on such date from all Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero to the Class C Notes and (ii) a fraction, the numerator of which is the Class B Available Subordinated Amount of Class C Notes for such Tranche of Class B Notes and the denominator of which is the aggregate Class B Available Subordinated Amount of Class C Notes for all Tranches of Class B Notes in the Card Series, in each case, after giving effect to Sections 3.05(a) and (b); plus

                  (c) an amount equal to the product of (i) the aggregate amount allocated to the Class D Notes pursuant to Section 3.05(a) on such date and (ii) a fraction, the numerator of which is the Class B Available Subordinated Amount of Class D Notes for such Tranche of Class B Notes and the denominator of which is the aggregate Nominal Liquidation Amount of the Class D Notes, in each case, after giving effect to Sections 3.05(a) and (b); plus

                  (d) an amount equal to the product of (i) the aggregate amount reallocated pursuant to Section 3.05(b)(iii) on such date from the Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero to the Class D Notes and (ii) a fraction, the numerator of which is the Class B Available Subordinated Amount of Class D Notes for such Tranche of Class B Notes and the denominator of which is the aggregate Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes in the Card Series, in each case, after giving effect to Sections 3.05(a) and (b); plus

                  (e) the aggregate amount reallocated from such Tranche of Class B Notes to the Class C Notes or Class D Notes pursuant to Section 3.05(c) on such date; plus

                  (f) an amount equal to the product of (i) an amount equal to the aggregate amount allocated to the Class C Notes pursuant to Section 3.08(a)(ii) on such date with respect to Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero and (ii) a fraction, the numerator of which is the Class B Available Subordinated Amount of Class C Notes for such Tranche of Class B Notes and the denominator of which is the aggregate Class B Available Subordinated Amount of Class C Notes for all Tranches of Class B Notes in the Card Series, in each case, after giving effect to Section 3.05; plus

                  (g) an amount equal to the product of (i) the aggregate amount allocated to the Class D Notes pursuant to Section 3.08(a)(iii) on such date with respect to Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero and (ii) a fraction, the numerator of which is the Class B Available Subordinated Amount of Class D Notes for such Tranche of Class B Notes and the denominator of which is the aggregate Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes in the Card Series, in each case, after giving effect to Section 3.05; plus

                  (h) the aggregate amount reallocated from such Tranche of Class B Notes to the Class C Notes and Class D Notes pursuant to
         Section 3.08(b) on such date; plus

                  (i) the aggregate amount of Card Series Principal Amounts allocated to the Interest Funding sub-Account of such Tranche of Class B Notes pursuant to Section 3.07(b) on such date; plus

                  (j) an amount equal to the product of (i) the aggregate amount allocated to the Class D Notes pursuant to Section 3.08(f) on such date and (ii) a fraction, the numerator of which is the Class B Available Subordinated Amount of Class D Notes for such Tranche of Class B Notes and the denominator of which is the aggregate Nominal Liquidation Amount of the Class D Notes, in each case, after giving effect to
         Section 3.05 and Sections 3.08(a) through (e); plus

                  (k) an amount equal to the product of (i) the aggregate amount allocated to the Class C Notes pursuant to Section 3.08(g)(ii) on such date with respect to Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero and (ii) a fraction, the numerator of which is the Class B Available Subordinated Amount of Class C Notes for such Tranche of Class B Notes and the denominator of which is the aggregate Class B Available Subordinated Amount of Class C Notes for all Tranches of Class B Notes in the Card Series, in each case, after giving effect to Section 3.05 and Sections 3.08(a) through (f); plus

                  (l) an amount equal to the product of (i) the aggregate amount allocated to the Class D Notes pursuant to Section 3.08(g)(iii) on such date with respect to Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero and (ii) a fraction, the numerator of which is the Class B Available Subordinated Amount of Class D Notes for such Tranche of Class B Notes and the denominator of which is the aggregate Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes in the Card Series, in each case, after giving effect to Section 3.05 and Sections 3.08(a) through (f); plus

                  (m) the aggregate amount reallocated from such Tranche of Class B Notes to the Class C Notes and Class D Notes pursuant to
         Section 3.08(h) on such date; plus

         (n) the aggregate amount of Card Series Principal Amounts paid to the Servicer pursuant to Sections 3.07(e) on such date; plus

         (o) an amount equal to the product of (i) the aggregate amount allocated to the Class D Notes pursuant to Section 3.08(l) on such date and
    (ii) a fraction, the numerator of which is the Class B Available Subordinated Amount of Class D Notes for such Tranche of Class B Notes and the denominator of which is the aggregate Nominal Liquidation Amount of the Class D Notes, in each case, after giving effect to Section 3.05 and Sections 3.08(a) and (k); minus

         (p) an amount (not to exceed the Class B Usage Amount of Class C Notes for such Tranche of Class B Notes after giving effect to the amounts computed pursuant to clauses (a) through (o) above) equal to the product of
    (i) the aggregate Nominal Liquidation Amount Deficits of all Class C Notes which are reimbursed on such Distribution Date pursuant to Section 3.06 and
    (ii) a fraction, the numerator of which is the Class B Usage Amount of Class C Notes (prior to giving effect to any reimbursement of Nominal Liquidation Amount Deficits on such Distribution Date) for such Tranche of Class B Notes and the denominator of which is the aggregate Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class C Notes, minus;

         (q) an amount (not to exceed the Class B Usage Amount of Class D Notes for such Tranche of Class B Notes after giving effect to the amounts computed pursuant to clauses (a) through (o) above) equal to the product of
    (i) the aggregate Nominal Liquidation Amount Deficits of all Class D Notes which are reimbursed on such Distribution Date pursuant to Section 3.06 and
    (ii) a fraction, the numerator of which is the Class B Usage Amount of Class D Notes (prior to giving effect to any reimbursement of Nominal Liquidation Amount Deficits on such Distribution Date) for such Tranche of Class B Notes and the denominator of which is the aggregate Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class D Notes;

provided, however, that if on an date of determination the Required Subordinated Amount of Subordinated Notes for such Tranche of Class B Notes changes pursuant to any Terms Document, after giving effect to such change, the Class B Usage Amount of Subordinated Notes will be an amount equal to the product of (a) the Required Subordinated Amount of Subordinated Notes for such Tranche of Class B Notes after giving effect to such issuance and (b) a fraction, the numerator of which is the Class B Usage Amount of Subordinated Notes prior to giving effect to such issuance and the denominator of which is the Required Subordinated Amount of Subordinated Notes for such Tranche of Class B Notes prior to giving effect to such issuance, subject to further adjustment as described above.

         "Class C Available Subordinated Amount of Class D Notes" means, for any Tranche of Class C Notes, with respect to any Distribution Date, an amount equal to the Required Subordinated Amount of Class D Notes minus the Class C Usage Amount of Class D Notes, each for such Tranche of Class C Notes as of such Distribution Date.

         "Class C Notes" means a Note specified in the applicable Terms Document as belonging to Class C.

         "Class C Principal Allocation" means, for any Monthly Period, an amount equal to the product of (a) the aggregate amount of Asset Pool One Principal Amounts allocated to the Card Series pursuant to Section 3.3 of the Asset Pool One Supplement for such Monthly Period and (b) the percentage equivalent of a fraction, the numerator of which is the sum of the Principal Allocation Amounts for such Monthly Period for all Class C Notes in the Card Series and the denominator of which is sum of the Principal Allocation Amounts for such Monthly Period for all Notes in the Card Series.

         "Class C Reserve Account" means the trust account designated as such and established pursuant to Section 5.01(a).

         "Class C Usage Amount of Class D Notes" means, with respect to any Tranche of Outstanding Class C Notes, zero on the date of issuance of such Tranche and on any Distribution Date thereafter the Class C Usage Amount of Class D Notes as of the preceding date of determination for such Tranche, plus the sum of the following amounts (in each case, such amount shall not exceed the Class C Available Subordinated Amount of Class D Notes for such Tranche after giving effect to the previous clauses, if any):

         (a) an amount equal to the product of (i) the aggregate amount allocated to the Class D Notes pursuant to Section 3.05(a) on such date and
    (ii) a fraction, the numerator of which is the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes and the denominator of which is the aggregate Nominal Liquidation Amount of the Class D Notes, in each case, after giving effect to Sections 3.05(a) and
    (b); plus

         (b) an amount equal to the product of (i) the aggregate amount reallocated from the Class A Notes or the Class B Notes to the Class D Notes pursuant to Sections 3.05(b)(iii) and 3.05(c)(ii) on such date and (ii) a fraction, the numerator of which is the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes and the denominator of which is the aggregate Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes in the Card Series, in each case, after giving effect to Sections 3.05(a) and (b); plus

         (c) the aggregate amount reallocated from such Tranche of Class C Notes to the Class D Notes pursuant to Section 3.05(d) on such date; plus

         (d) an amount equal to the product of (i) the aggregate amount allocated or reallocated to the Class D Notes pursuant to Sections 3.08(a)(iii) and 3.08(b)(ii) on such date and (ii) a fraction, the numerator of which is the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes and the denominator of which is the aggregate Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes in the Card Series, in each case, after giving effect to
    Section 3.05; plus

         (e) an amount equal to the aggregate amount reallocated from such Tranche of Class C Notes to the Class D Notes pursuant to Sections 3.08(c) on such date; plus

         (f) an amount equal to the product of (i) the aggregate amount allocated to the Class D Notes pursuant to Sections 3.08(d)(ii) on such date and (ii) a fraction, the numerator of which is the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes and the denominator of which is the aggregate Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes in the Card Series, in each case, after giving effect to Section 3.05 and Sections 3.08(a) through (c); plus

         (g) an amount equal to the aggregate amount reallocated from such Tranche of Class C Notes to the Class D Notes pursuant to Section 3.08(e) on such date; plus

         (h) the aggregate amount of Card Series Principal Amounts allocated to the Interest Funding sub-Account of such Tranche of Class C Notes pursuant to Section 3.07(c) on such date; plus

         (i) an amount equal to the product of (i) the aggregate amount allocated or reallocated to the Class D Notes pursuant to Sections 3.08(g)(iii) and 3.08(h)(ii) on such date and (ii) a fraction, the numerator of which is the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes and the denominator of which is the aggregate Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes in the Card Series, in each case, after giving effect to
    Section 3.05 and Sections 3.08(a) through (f); plus

         (j) an amount equal to the aggregate amount reallocated from such Tranche of Class C Notes to the Class D Notes pursuant to Section 3.08(i) on such date; plus

         (k) an amount equal to the product of (i) the aggregate amount allocated to the Class D Notes pursuant to Section 3.08(j)(ii) on such date and (ii) a fraction, the numerator of which is the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes and the denominator of which is the aggregate Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes in the Card Series, in each case, after giving effect to Section 3.05 and Sections 3.08(a) through (i); plus

         (l) an amount equal to the aggregate amount reallocated from such Tranche of Class C Notes to the Class D Notes pursuant to Section 3.08(k) on such date; plus

         (m) the aggregate amount of Card Series Principal Amounts paid to the Servicer pursuant to Section 3.07(f) on such date; minus

         (n) an amount (not to exceed the Class C Usage Amount of Class D Notes for such Tranche of Class C Notes after giving effect to the amounts computed pursuant to clauses (a) through (m) above) equal to the product of
    (i) the aggregate Nominal Liquidation Amount Deficits of all Class D Notes which are reimbursed on such Distribution Date pursuant to Section 3.06 and
    (ii) a fraction, the numerator of which is the Class C Usage Amount of Class D Notes (prior to giving effect to any reimbursement of Nominal Liquidation Amount Deficits on such Distribution
    Date) for such Tranche of Class C Notes and the denominator of which is the aggregate Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class D Notes;

provided, however, that if on an date of determination the Required Subordinated Amount of Class D Notes for such Tranche of Class C Notes changes pursuant to any Terms Document, after giving effect to such change, the Class C Usage Amount of Class D Notes will be an amount equal to the product of (a) the Required Subordinated Amount of Class D Notes for such Tranche of Class C Notes after giving effect to such issuance and (b) a fraction, the numerator of which is the Class C Usage Amount of Class D Notes prior to giving effect to such issuance and the denominator of which is the Required Subordinated Amount of Class D Notes for such Tranche of Class C Notes prior to giving effect to such issuance, subject to further adjustment as described above.

         "Class D Notes" means a Note specified in the applicable Terms Document as belonging to Class D.

         "Class D Principal Allocation" means, for any Monthly Period, an amount equal to the product of (a) the aggregate amount of Asset Pool One Principal Amounts allocated to the Card Series pursuant to Section 3.3 of the Asset Pool One Supplement for such Monthly Period and (b) the percentage equivalent of a fraction, the numerator of which is the sum of the Principal Allocation Amounts for such Monthly Period for all Class D Notes in the Card Series and the denominator of which is sum of the Principal Allocation Amounts for such Monthly Period for all Notes in the Card Series.

         "Class D Reserve Account" means the trust account designated as such and established pursuant to Section 5.01(a).

         "Derivative Accrual Date" means, for any Monthly Period with respect to any Tranche of Notes which has a Performing Derivative Agreement for interest, the date in such Monthly Period corresponding numerically to the next payment date under the related Derivative Agreement following the end of the related Monthly Period.

         "Excess Spread Amount" means, with respect to any Monthly Period, the aggregate amount of Card Series Finance Charge Amounts (exclusive of any amounts to be treated as Card Series Finance Charge Amounts pursuant to Section 3.04(a)(v)) minus the sum of the amounts, without duplication, determined pursuant to Sections 3.01(a) through (g).

         "Expected Monthly Principal" shall be equal to the product of (i) the lowest of the monthly principal payment rates (determined by dividing Collections of Principal Receivables during a calendar month by the amount of Principal Receivables in the Master Trust as of the last day of the preceding month, adjusted for additions to and removals from the Master Trust occurring after such last day), expressed as a decimal for the 12 calendar months preceding the date of such calculation (or such lower principal payment rate as the Transferor may select) and (ii) the sum of (A) the sum of the initial invested amounts (as defined in the related Supplement) of all outstanding Series of investor certificates issued by the Master Trust, other than Variable

Funding Series and (B) the highest Outstanding Dollar Principal Amount of each Tranche of Asset Pool One Notes (other than such Tranche of Notes). Capitalized terms used in this definition and not otherwise defined herein have the meaning given to such terms in the Pooling Agreement and the Series 2002-CC Supplement.

         "Finance Charge Receivables" is defined in the Pooling and Servicing Agreement.

         "Floating Allocation Amount" means, for any Monthly Period, for any Class or Tranche of Card Series Notes, the sum of:

         (a) the Nominal Liquidation Amount of such Class or Tranche of Card Series Notes as of the last day of the preceding Monthly Period, or with respect to the first Monthly Period for any Class or Tranche of Card Series Notes, the Initial Dollar Principal Amount of such Class or Tranche, plus

         (b) the aggregate amount of any increase in the Nominal Liquidation Amount of any Class or Tranche of Card Series Notes during the current Monthly Period due to (x) the issuance of additional Notes of such Class or Tranche of Card Series Notes during such Monthly Period or (y) the accretion of principal on such Class or Tranche of Card Series Discount Notes during such Monthly Period or (z) the release of Prefunding Excess Amounts (other than amount that were deposited into the applicable Principal Funding sub-Account for such Class or Tranche of Card Series Notes during such Monthly Period) for such Class or Tranche of Card Series Notes from the applicable Principal Funding sub-Account.

         "Floating Allocation Percentage" means, for any Monthly Period, for the Card Series Notes, the percentage equivalent (which percentage shall not exceed 100%) of a fraction, the numerator of which is the sum of the Floating Allocation Amounts of all Classes and Tranches of Card Series Notes for such Monthly Period (exclusive of (x) any Class or Tranche of Card Series Notes which will be paid in full during such Monthly Period and (y) any Class or Tranche of Card Series Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period) and the denominator of which is the sum of the numerators used to calculate the Floating Allocation Percentages for all Series of Asset Pool One Notes for such Monthly Period.

         "IFA Reallocation Amount" means, with respect to any Tranche of Notes for any Distribution Date, the aggregate amount of Card Series Principal Amounts allocated to the Interest Funding sub-Account for such Tranche of Notes pursuant to Section 3.07.

         "Indenture" means the Asset Pool One Indenture dated as of September __, 2002 by and between the Issuer and Indenture Trustee.

         "Interest Funding Account" means the trust account designated as such and established pursuant to Section 5.01(a).

         "Interest Funding sub-Account Earnings" means, with respect to each Distribution Date, the investment earnings on funds in the Interest Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

              "Investor Charge-Offs" means, with respect to any Distribution Date, the aggregate amount, if any, by which the Card Series Defaulted Amount, if any, for the preceding Monthly Period exceeds the Card Series Finance Charge Amounts for such Distribution Date available after giving effect to clauses (a) through (e) of Section 3.01.

         "Monthly Interest Accrual Date" means, with respect to any Outstanding Class or Tranche of Asset Pool One Notes:

         (a) each Interest Payment Date for such Class or Tranche, or as otherwise specified in the applicable Terms Document for such Tranche of Notes, and

         (b) for any Monthly Period in which no Interest Payment Date for such Class or Tranche occurs, the date in such Monthly Period corresponding numerically to the next Interest Payment Date for such Class or Tranche of Notes, or in the case of a Class or Tranche of Discount Notes, the Expected Principal Payment Date for that Class or Tranche; provided, however, that

              (i) for the Monthly Period in which a Class or Tranche of Notes is issued, the date of issuance of such Class or Tranche will be the first Monthly Interest Accrual Date for such Monthly Period for such Class or Tranche of Notes,

              (ii) any date on which proceeds from a sale of assets following an Event of Default and acceleration of any Tranche of Notes are deposited into the Interest Funding sub-Account for such Notes will be a Monthly Interest Accrual Date for such Tranche of Notes,

              (iii) if there is no such numerically corresponding date in such Monthly Period, then the Monthly Interest Accrual Date will be the last Business Day of such Monthly Period, and

              (iv) if such numerically corresponding date in such Monthly Period is not a Business Day, then the Monthly Interest Accrual Date will be the next following Business Day (unless such Business Day would fall in the following Monthly Period in which case the Monthly Interest Accrual Date will be the last Business Day of such earlier month).

              "Monthly Principal Accrual Date" means, with respect to any Outstanding Class or Tranche of Asset Pool One Notes:

              (a) for any Monthly Period in which an Expected Principal Payment Date for such Class or Tranche occurs, such Expected Principal Payment Date, or as otherwise specified in the applicable Terms Document for such Tranche of Notes, and

              (b) for any Monthly Period in which no Expected Principal Payment Date for such Class or Tranche occurs, the date in such Monthly Period corresponding numerically to the next Expected Principal Payment Date for such Tranche of Notes (or for any month following the last Expected Principal Payment Date, the date in such month corresponding numerically to the preceding Expected Principal Payment Date for such Tranche of Notes), or as otherwise specified in the applicable Terms Document, for such Tranche of Notes; provided, however, that:

              (i) following a Pay Out Event as described in subsection 9.01(a) of the Pooling and Servicing Agreement, the second Business Day following such Pay Out Event shall be a Monthly Principal Accrual Date,

              (ii) any date on which Prefunded Excess Amounts are released from any Principal Funding sub-Account and deposited into the Principal Funding sub-Account of any Tranche of Notes on or after the Expected Principal Payment Date for such Tranche of Notes will be a Monthly Principal Accrual Date for such Tranche of Notes,

              (iii) any date on which proceeds from a sale of assets following an Event of Default and acceleration of any Tranche of Notes are deposited into the Principal Funding sub-Account for such Tranche of Notes will be a Monthly Principal Accrual Date for such Tranche of Notes,

              (iv) if there is no numerically corresponding date in such Monthly Period, then the Monthly Principal Accrual Date will be the last Business Day of such Monthly Period, and

              (v) if such numerically corresponding date in such Monthly Period is not a Business Day, the Monthly Principal Accrual Date will be the next following Business Day (unless such Business Day would fall in the following month in which case the Monthly Principal Accrual Date will be the last Business Day of such earlier Monthly Period).

              "Monthly Principal Payment" means, for any Monthly Period for the Card Series Notes, an amount, not less than zero, equal to (a) the Targeted Principal Deposit Amount, plus (b) the aggregate amount of Card Series Principal Amounts applied pursuant to Section 3.07(a) through (f), minus (c) the aggregate amount of Card Series Finance Charge Amounts treated as Card Series Principal Amounts pursuant to Section 3.01(f) or (g), each with respect to such Monthly Period.

              "Nominal Liquidation Amount" means, with respect to any Tranche of Notes, the amount calculated pursuant to Section 3.16 of this Indenture Supplement. The Nominal Liquidation Amount for the Card Series will be the sum of the Nominal Liquidation Amounts of all of the Tranches of Notes of the Card Series.

              "Nominal Liquidation Amount Deficit" means, with respect to any Tranche of Notes, the excess of the Adjusted Outstanding Dollar Principal Amount of that Tranche over the Nominal Liquidation Amount of that Tranche.

              "Performing" means, with respect to any Derivative Agreement, no payment default or repudiation of performance by a Derivative Counterparty has occurred, and such Derivative Agreement has not been terminated.

         "PFA Accumulation Earnings" means, with respect to each Distribution Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses), other than funds in the Principal Funding Account in connection with any Prefunding Target Amounts, for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

         "PFA Accumulation Earnings Shortfall" means, for any Distribution Date,

         (a) the aggregate of the PFA Accumulation Earnings Target for each Tranche of Card Series Notes for such Distribution Date, minus

         (b)  the PFA Accumulation Earnings for such period.

         "PFA Accumulation Earnings Target" means, for any Distribution Date, with respect to any amount on deposit in a Principal Funding sub-Account (prior to giving effect to any deposits to be made on such date), other than any amount in connection with a Prefunding Target Amount, for a Tranche of Notes, the Dollar amount of interest that would have accrued on such deposit (or portion thereof) for the period from and including the preceding Distribution Date to but excluding such Distribution Date if it had borne interest at the following rates:

         (a) in the case of a Tranche of Dollar Interest-bearing Notes with no Derivative Agreement for interest, at the rate of interest applicable to that Tranche;

         (b) in the case of a Tranche of Discount Notes, at the rate of accretion (converted to an accrual rate) of that Tranche;

         (c) in the case of a Tranche of Notes with a Performing Derivative Agreement for interest, at the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable); and

         (d) in the case of a Tranche of Notes with a non-Performing Derivative Agreement for interest, at the rate specified in the related terms document.

More than one of the aforementioned rates of interest may be applicable to amounts on deposit in a Principal Funding sub-Account for a Tranche of Notes.

         "PFA Prefunding Earnings" means, with respect to each Distribution Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) in connection with any Prefunding Target Amounts for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

         "PFA Prefunding Earnings Shortfall" means, for any Distribution Date,

         (a) the aggregate PFA Prefunding Earnings Targets for each Tranche of Card Series Notes for such Distribution Date, minus

         (b)  the PFA Prefunding Earnings for such period.

         "PFA Prefunding Earnings Target" means, for any Distribution Date, with respect to any amount on deposit in a Principal Funding sub-Account in connection with a Prefunding Target Amount for a Tranche of Notes, the Dollar amount of interest that would have accrued on such deposit (or portion thereof) for the period from and including the preceding Distribution Date to but excluding such Distribution Date if it had borne interest at the following rates:

         (a) in the case of a Tranche of Dollar Interest-bearing Notes with no Derivative Agreement for interest, at the rate of interest applicable to that Tranche;

         (b) in the case of a Tranche of Discount Notes, at the rate of accretion (converted to an accrual rate) of that Tranche;

         (c) in the case of a Tranche of Notes with a Performing Derivative Agreement for interest, at the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable); and

         (d) in the case of a Tranche of Notes with a non-Performing Derivative Agreement for interest, at the rate specified in the related terms document.

         More than one of the aforementioned rates of interest may be applicable to amounts on deposit in a Principal Funding sub-Account for a Tranche of Notes.

         "Prefunding Excess Amount" means, with respect to any Senior Class of Notes for any date, after giving effect to all issuances, allocations, deposits and payments with respect to that date, the aggregate amounts on deposit in the Principal Funding sub-Accounts of the Notes of that Class that are in excess of the aggregate amount targeted to be on deposit in those Principal Funding sub-Accounts pursuant to Section 3.10.

         "Prefunding Target Amount" means the amount calculated pursuant to
Section 3.21.

         "Principal Allocation Amount" means, for any Monthly Period, for the Card Series Notes,

         (a) for all Classes or Tranches of Card Series Notes in an Accumulation Period, the Nominal Liquidation Amount of such Class or Tranche of Card Series Notes as of the close of business on the day prior to the commencement of the most recent Accumulation Period for such Class or Tranche of the Card Series, and

         (b) for all other Classes or Tranches of Outstanding Card Series Notes, the sum of:

             (i) the Nominal Liquidation Amount of such Classes or Tranches of Card Series Notes, as of the close of business on the last day of the immediately preceding Monthly Period, or with respect to the first Monthly Period for any Class or Tranche of Card Series Notes, the Initial Dollar Principal Amount of such Class or Tranche, and

             (ii) the aggregate amount of any increase in the Nominal Liquidation Amount of such Class or Tranche of Card Series Notes during the current Monthly Period due to (x) the issuance of additional Notes of such Class or Tranche of Card Series Notes during such Monthly Period or (y) the accretion of principal on such Class or Tranche of Card Series Discount Notes during such Monthly Period or (z) the release of Prefunding Excess Amounts (other than amounts that were deposited into the applicable Principal Funding sub-Account for such Class or Tranche of Card Series Notes during such Monthly Period) for such Class or Tranche of Card Series Notes from the Principal Funding Account or applicable Principal Funding sub-Account; provided, however, that if after the commencement of an Accumulation Period for a Tranche of Notes, an Accumulation Period commences for another Tranche of Notes that was designated in the Terms Document therefor as a Tranche that is a "Paired Tranche" with respect to the first Tranche of Notes, the Issuer may, by written notice delivered to the Indenture Trustee, designate a amount for the foregoing definition for the first Tranche of Notes, provided that (x) such amount is not less than the Nominal Liquidation Amount immediately prior to the commencement of the Accumulation Period for such Paired Tranche and (y) the Issuer shall have received written notice from each Note Rating Agency that such designation will not have a Ratings Effect and shall have delivered copies of each such written notice to the Indenture Trustee and the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at that time, in the reasonable belief of the Issuer, such designation will not have an Adverse Effect with respect to any Outstanding Notes.

         "Principal Allocation Percentage" means, for any Monthly Period, for the Card Series Notes, the percentage equivalent (which percentage shall not exceed 100%) of a fraction, the numerator of which is equal to the sum of the Principal Allocation Amounts for all Classes or Tranches of Card Series Notes (exclusive of (x) any Class or Tranche of Card Series Notes which will be paid in full during such Monthly Period and (y) any Class or Tranche of Card Series Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period) and the denominator of which is the sum of the numerators used to calculate the Principal Allocation Percentages for all Series of Asset Pool One Notes for such Monthly Period.

         "Principal Funding Account" means the trust account designated as such and established pursuant to Section 5.01(a).

         "Principal Funding sub-Account Amount" means, with respect to any Tranche of Notes as of any date, the amount on deposit in the Principal Funding sub-Account for such Tranche of Notes on such date.

         "Reallocated Principal Amount" means, with respect to any Distribution Date, the aggregate amount of Card Series Principal Amounts which are allocated to the Interest Funding sub-Account of any Class A Notes, Class B Notes or Class C Notes pursuant to Section 3.07(a), (b) or (c) or applied to make a payment to the Servicer pursuant to Section 3.07(d), (e) or (f) on such Distribution Date.

         "Required Excess Spread Amount" means, with respect to any Monthly Period, an amount equal to zero; provided, however, that the Issuer may, from time to time, change such amount (which will never be less than zero) upon (i) written notice to the Indenture Trustee, (ii) prior written confirmation from the Note Rating Agencies that a Ratings Effect will not occur with respect to such change and (iii) the Issuer reasonably believes that such change will not have an Adverse Effect.

         "Required Subordinated Amount of Class B Notes" at any time, for any Tranche of Class A Notes, is defined in the Terms Document for such Tranche of Class A Notes.

         "Required Subordinated Amount of Class C Notes" at any time, for any Tranche of Class A Notes or Class B Notes, is defined in the related Terms Document for such Tranche of Notes.

         "Required Subordinated Amount of Class D Notes" at any time, for any Tranche of Class A Notes, Class B Notes or Class C Notes, is defined in the related Terms Document for such Tranche of Notes.

         "Required Subordinated Amount of Subordinated Notes" at any time, for any Tranche of Class A Notes, Class B Notes or Class C Notes, is equal to the sum of the Required Subordinated Amount of Class B Notes, if any, the Required Subordinated Amount of Class C Notes, if any, and the Required Subordinated Amount of Class D Notes, if any, in each case, for such Tranche of Notes.

         "Senior Class" means (a) with respect to the Class B Notes, the Class A Notes, (b) with respect to the Class C Notes, the Class A Notes or Class B Notes and (c) with respect to the Class D Notes, the Class A Notes, Class B Notes or Class C Notes.

         "Series Finance Charge Amounts Shortfall" means, with respect to any Distribution Date with respect to the Card Series, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to Sections 3.01(a) through (h) for any Distribution Date over (b) the Card Series Finance Charge Amounts (excluding any amounts to be treated as Card Series Finance Charge Amounts pursuant to Section 3.27(a)) for such Distribution Date; provided, however, that the Issuer, when authorized by an Officer's Certificate, may amend or otherwise modify this definition of Series Finance Charge Amounts Shortfall provided the Note Rating Agencies confirm in writing that the amendment or modification will not cause a Ratings Effect with respect to any Outstanding Notes.

         "Series Principal Amounts Shortfall" means, with respect to any Distribution Date with respect to the Card Series, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to Sections 3.07(a) through (g) for any Distribution Date over (b) the Card Series Principal Amounts (excluding any amounts to be treated as Card Series Principal Amounts pursuant to Section 3.28(a)) for such Distribution Date; provided, however, that the Issuer, when authorized by an Officer's Certificate, may amend or otherwise modify this definition of Series Principal Amounts Shortfall provided the Note Rating Agencies confirm in writing that the amendment or modification will not cause a Ratings Effect with respect to any Outstanding Notes.

         "Servicing Shortfall" means for any Distribution Date, the excess, if any, of (a) the aggregate amount payable to the Servicer pursuant to Section 3.01(e) with respect to such Distribution Date, and (b) the aggregate amount of Card Series Finance Charge Amounts available after giving effect to Section 3.01(d) on such Distribution Date.

         "Shared Excess Finance Charge Amounts" means, with respect to any Distribution Date with respect to any Series of Notes, either (a) the amount of Card Series Finance Charge Amounts for such Distribution Date available after application in accordance with Sections 3.01(a) through (j) or (b) the amounts allocated to other Series of Notes identified as an Excess Finance Charge Amounts Sharing Series in Excess Finance Charge Amounts Sharing Group A which the applicable Indenture Supplements for such Series specify are to be treated as "Shared Excess Finance Charge Amounts."

         "Shared Excess Principal Amounts" means, with respect to any Distribution Date with respect to any Series of Notes, either (a) the amount of Card Series Principal Amounts for such Distribution Date available after application in accordance with Sections 3.07(a) through (e) or (b) the amounts allocated to other Series of Notes identified as an Excess Principal Amounts Sharing Series in Principal Sharing Group A which the applicable Indenture Supplements for such Series specify are to be treated as "Shared Excess Principal Amounts."

         "Spot Exchange Rate," for any Tranche of Notes, has the meaning specified in the related Terms Document.

         "Subordinated Class" means (a) with respect to the Class A Notes, the Class B Notes, Class C Notes or Class D Notes, (b) with respect to the Class B Notes, the Class C Notes or Class D Notes, and (c) with respect to the Class C Notes, the Class D Notes.

         "Targeted Interest Deposit Amount" means, with respect to the Card Series Notes for any Distribution Date, the aggregate amount targeted to be deposited in the Interest Funding Account pursuant to Section 3.02 for such Distribution Date.

         "Targeted Principal Deposit Amount" means, with respect to the Card Series Notes for any Distribution Date, the aggregate amount targeted to be deposited in the Principal Funding Account pursuant to Section 3.10 for such Distribution Date.

         "Threshold Conditions" shall mean the conditions listed on Exhibit E, which Exhibit E may be amended, modified or supplemented by the Issuer upon receipt of the prior written consent of the Note Rating Agencies.

         "Weighted Average Interest Rates" means, with respect to any Outstanding Notes of a Class or Tranche of the Card Series, or of all of the Outstanding Notes of the Card Series, on any date, the weighted average (weighted based on the Outstanding Dollar Principal Amount of the related Notes on such date) of the following rates of interest:

         (a) in the case of a Tranche of Dollar Interest-bearing Notes with no Derivative Agreement for interest, the annualized rate of interest applicable to that Tranche on that date;

         (b) in the case of a Tranche of Discount Notes, the rate of accretion (converted to an annualized accrual rate) of that Tranche on that date;

         (c) in the case of a Tranche of Notes with a payment due under a Performing Derivative Agreement for interest, the annualized rate at which payments by the Issuer to the applicable Derivative Counterparty accrue on that date (prior to the netting of such payments, if applicable); and

         (d) in the case of a Tranche of Notes with a non-Performing Derivative Agreement for interest, the annualized rate specified for that date in the related Terms Document.

         Section 1.02. Governing Law. THIS INDENTURE SUPPLEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 1.03. Counterparts. This Indenture Supplement may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

         Section 1.04. Ratification of Indenture and Asset Pool One Supplement. As supplemented by this Indenture Supplement, the Indenture and the Asset Pool One Supplement are in all respects ratified and confirmed and the Indenture and the Asset Pool One Supplement as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

                               [END OF ARTICLE I]

                                   ARTICLE II

                                    The Notes

     Section 2.01. Creation and Designation.

     (a) There is hereby created a Series of Notes to be issued pursuant to the Indenture, the Asset Pool One Supplement and this Indenture Supplement to be known as "Capital One Multi-Asset Execution Trust, Card Series" or the "Card Series Notes." The Card Series Notes will be issued in four Classes, the first of which shall be known as the "Card Series Class A Notes," the second of which shall be known as the "Card Series Class B Notes," the third of which shall be known as the "Card Series Class C Notes" and the fourth of which shall be known as the "Card Series Class D Notes."

     (b) The Card Series shall be an Excess Finance Charge Amounts Sharing Series in Excess Finance Charge Amounts Sharing Group A and shall not be in any other Group. The Card Series shall not be subordinated to any other Series of Notes.

     Section 2.02. New Issuances of Notes. The Issuer may issue new Tranches of Notes (including additional Notes of an Outstanding Tranche) to be included in the Card Series, so long as the following conditions precedent are satisfied:

         (i) on or before the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee a Terms Document relating to the applicable Tranche of Notes;

         (ii) if the issuance of Notes results in an increase in the targeted deposit amount of any Class C Reserve sub-Account of a Tranche of Class C Notes or any Class D Reserve sub-Account of a Tranche of Class D Notes, on such issuance date the Issuer will have funded such increase with a cash deposit to such Class C Reserve sub-Account or Class D Reserve sub-Account, as applicable;

         (iii) unless the Threshold Conditions with respect to the related Class of Notes have been satisfied, the conditions specified in Section 310 of the Indenture, as applicable, are satisfied;

         (iv) immediately after giving effect to such issuance, the Nominal Liquidation Amount of the Class B Notes in the Card Series must be at least equal to the Class A Available Subordinated Amount of Class B Notes for all Class A Notes in the Card Series;

         (v) immediately after giving effect to such issuance, the Nominal Liquidation Amount of the Class C Notes in the Card Series must be at least equal to the sum of (x) the aggregate Class A Available Subordinated Amount of Class C Notes for all Class A Notes in the Card Series with a Required Subordinated Amount of Class B Notes equal to zero and (y) the aggregate Class B Available Subordinated Amount of Class C Notes for all Class B Notes in the Card Series;

         (vi) immediately after giving effect to such issuance, the Nominal Liquidation Amount of the Class D Notes in the Card Series must be at least equal to the greater of (A) the sum of (x) the aggregate Class A Available Subordinated Amount of Class D Notes for all Class A Notes in the Card Series with a Required Subordinated Amount of Class B Notes of zero and (y) the aggregate Class B Available Subordinated Amount of Class D Notes for all Class B Notes in the Card Series and (B) the aggregate Class C Available Subordinated Amount of Class D Notes for all Class C Notes in the Card Series; and

         (vii)     any other conditions specified in the related Terms Document.

                               [END OF ARTICLE II]

                                  ARTICLE III

                       Allocations, Deposits and Payments

     Section 3.01. Allocations of Card Series Finance Charge Amounts. On each Distribution Date, the Indenture Trustee will apply Card Series Finance Charge Amounts, as follows:

     (a) first, to make the targeted deposits with respect to the Class A Notes to the Interest Funding Account pursuant to Section 3.02;

     (b) second, to make the targeted deposits with respect to the Class B Notes to the Interest Funding Account pursuant to Section 3.02;

     (c) third, to make the targeted deposits with respect to the Class C Notes to the Interest Funding Account pursuant to Section 3.02;

     (d) fourth, to pay the Card Series Servicing Fee plus any previously due and unpaid Card Series Servicing Fee to the Servicer;

     (e) fifth, to make the targeted deposits with respect to the Class D Notes to the Interest Funding Account pursuant to Section 3.02;

     (f) sixth, to be treated as Card Series Principal Amounts for application in accordance with Section 3.07 in an amount equal to the Card Series Defaulted Amount, if any, for the preceding Monthly Period;

     (g) seventh, to be treated as Card Series Principal Amounts for application in accordance with Section 3.07 in an amount equal to the aggregate Nominal Liquidation Amount Deficits, if any, of all Card Series Notes;

     (h) eighth, to make the targeted deposit to the Accumulation Reserve Account, if any, pursuant to Section 3.24;

     (i) ninth, to make the targeted deposit to the Class C Reserve Account, if any, pursuant to Section 3.22;

     (j) tenth, to make the targeted deposit to the Class D Reserve Account, if any, pursuant to Section 3.29;

     (k) eleventh, to make any other payment or deposit required by the terms documents of any Class or Tranche of Card Series Notes;

     (l) twelfth, to be treated as Shared Excess Finance Charge Amounts for application in accordance with Section 3.27; and

     (m) thirteenth, to the holder of Asset Pool One Transferor Interest.

     Section 3.02. Targeted Deposits of Card Series Finance Charge Amounts to the Interest Funding Account. The aggregate amount of Card Series Finance Charge Amounts targeted to be deposited into the Interest Funding Account for each Tranche within the related Class of Notes pursuant to Sections 3.01(a), (b), (c) or (e) on each Distribution Date is equal to the sum of the following amounts. The targeted deposit on any Distribution Date will also include any shortfall in the targeted deposit with respect to any prior Distribution Date which has not been previously deposited.

     (a) Specified Deposits. If the Terms Document for a Tranche of Notes specifies a deposit to be made to the Interest Funding sub-Account for that Tranche, the deposits targeted for that Tranche of Notes with respect to that Distribution Date is such specified amount.

     (b) Interest Payments. The deposit targeted for any Tranche of Outstanding Interest-bearing Notes on each Distribution Date will be equal to the amount of interest accrued on the Outstanding Dollar Principal Amount of that Tranche during the period from and including the first Monthly Interest Accrual Date in the prior Monthly Period to but excluding the first Monthly Interest Accrual Date for the current Monthly Period.

     (c) Amounts Owed to Derivative Counterparties. If a Tranche of Outstanding Dollar Notes or foreign currency Notes that has a Performing or non-Performing Derivative Agreement for interest provides for a payment to the applicable Derivative Counterparty, the deposit targeted for that Tranche of Notes on each Distribution Date with respect to any payment to the Derivative Counterparty will be specified in the related Terms Document.

     (d) Discount Notes. The deposit targeted for a Tranche of Outstanding Discount Notes on each Distribution Date is the amount of accretion of principal of that Tranche of Notes from and including the prior Monthly Principal Accrual Date in the related Monthly Period (or in the case of the first Monthly Principal Accrual Date with respect to any Tranche of Discount Notes, from and including the date of issuance of that Tranche of Notes) to but excluding the first Monthly Principal Accrual Date for the next month.

     (e) Additional Interest. Unless otherwise specified in the applicable Terms Document, the deposit targeted for any Tranche of Outstanding Notes (other than Discount Notes) for any month that has previously due and unpaid interest will include the interest accrued on that overdue interest during the period from and including the first Monthly Interest Accrual Date in the prior month to but excluding the first Monthly Interest Accrual Date for the current month at the rate of interest applicable to the principal of that Tranche during that period.

     Section 3.03. Allocations of Card Series Finance Charge Amounts to Interest Funding sub-Accounts. The aggregate amount to be deposited to the Interest Funding Account for a Class of Notes pursuant to Sections 3.01(a), (b), (c) or
(e) for each Monthly Period will be allocated, and a portion deposited into the Interest Funding sub-Account for each Tranche of Notes within such Class, as follows:

     (a) Card Series Finance Charge Amounts are at Least Equal to Targeted Amounts. If the amount of funds available for a Monthly Period pursuant to
Section 3.01 (after giving effect to any previous deposits pursuant to Section
3.01 on such Distribution Date) is at least equal to the aggregate amount of the deposits and payments targeted by Section 3.02 for the related Class of Notes, then the targeted amount of each such deposit and payment will be made to the applicable Interest Funding sub-Accounts.

     (b) Card Series Finance Charge Amounts are Less than Targeted Amounts. If the amount of funds available for a Monthly Period pursuant to Section 3.01 (after giving effect to any previous deposits pursuant to Section 3.01 on such Distribution Date) is less than the aggregate amount of the deposits targeted by
Section 3.02 for the related Class of Notes, then the amount available will be allocated to each Tranche within such Class of Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.02 with respect to that Tranche of Notes, to (B) the aggregate amount of the deposits targeted by Section 3.02 with respect to all Tranches within the related Class of Notes.

     Section 3.04. Amounts to be Treated as Card Series Finance Charge Amounts; Payments Received from Derivative Counterparties for Interest in Foreign Currencies; Other Deposits to the Interest Funding sub-Accounts. The following deposits and payments will be made on the following dates:

     (a) Amounts to be Treated as Card Series Finance Charge Amounts. In addition to Asset Pool One Finance Charge Amounts allocated to the Card Series pursuant to Section 3.2(a) of the Asset Pool One Supplement, the following amounts shall be treated as Card Series Finance Charge Amounts for application in accordance with this Article III for any Monthly Period:

         (i) PFA Accumulation Earnings Shortfall. The aggregate amount withdrawn from the Accumulation Reserve Account pursuant to Section 3.25(a) will be treated as Card Series Finance Charge Amounts for such Monthly Period.

         (ii) PFA Prefunding Earnings Shortfall. On or prior to each Distribution Date, the Issuer will calculate the PFA Prefunding Earnings Shortfall (if any) for the Principal Funding sub-Account for each Tranche of Notes. If there is any PFA Prefunding Earnings Shortfall for any Principal Funding sub-Account for that Distribution Date, or any unpaid PFA Prefunding Earnings Shortfall for any Principal Funding sub-Account from any earlier Distribution Date, in each case for any Tranche of Notes, the Issuer will notify the Transferor and the Master Trust pursuant to Section
     4.05 of the Series 2002-_ Supplement of that amount. On each Distribution Date, the Indenture Trustee will treat as Card Series Finance Charge Amounts the amount received by the Issuer pursuant to Section 4.05 of the Series 2002-_ Supplement with respect to each Principal Funding sub-Account, if any; provided, however, that any amount paid to the applicable Interest Funding sub-Accounts pro rata based on the Floating Allocation Amount for such Monthly Period for each Tranche with prefunded amounts in its Principal Funding sub-Account.

         (iii) Dollar Payments from Derivative Counterparties for Interest. Dollar payments received under Derivative Agreements for interest for any Tranche of Notes will be treated as Card Series Finance Charge Amounts.

         (iv) Sub-Account Earnings. Any PFA Accumulation Earnings, any PFA Prefunding Earnings, any Accumulation Reserve Account Earnings and any Interest Funding sub-Account Earnings for any Distribution Date will be treated as Card Series Finance Charge Amounts for such Distribution Date.

         (v) Shared Excess Finance Charge Amounts. Any Shared Excess Finance Charge Amounts allocable to the Card Series will be treated as Card Series Finance Charge Amounts pursuant to Section 3.27(a).

         (vi) Other Amounts. This Indenture Supplement or the Terms Document for any Tranche of Notes may include additional amounts which are to be treated as Card Series Finance Charge Amounts for any Distribution Date.

     (b) Payments Received From Derivative Counterparties. Payments received under Derivative Agreements for Notes with interest payable in foreign currencies will be applied as specified in the applicable Terms Document.

     (c) Other Deposits to the Interest Funding sub-Accounts.

         (i) Class C Reserve Account. Withdrawals made from the Class C Reserve Account pursuant to Section 3.23(a) will be deposited into the applicable Interest Funding sub-Account on the Distribution Date.

         (ii) Class D Reserve Account. Withdrawals made from the Class D Reserve Account pursuant to Section 3.30(a) will be deposited into the applicable Interest Funding sub-Account on the Distribution Date.

         (iii) Asset Sales Proceeds. Asset Sales Proceeds received by the Issuer pursuant to Section 3.20(c)(ii) for any Tranche of Notes will be deposited into the applicable Interest Funding sub-Account on the date of receipt by the Issuer.

         (iv) Other Amounts. This Indenture Supplement or the Terms Document for any Tranche may include additional amounts which are to be deposited into the applicable Interest Funding sub-Account on the Distribution Date.

     Section 3.05. Allocations of Reductions to the Nominal Liquidation Amount Due to Investor Charge-Offs. On each Distribution Date when there is an Investor Charge-Off with respect to the related Monthly Period, the amount of such Investor Charge-Off will be allocated (and reallocated) on that date to each Tranche of Notes as set forth in this Section. In the case of each Tranche of Notes, the Nominal Liquidation Amount of each such Tranche of Notes will be reduced by an amount equal to the amounts that are allocated or reallocated to that Tranche of Notes pursuant to this Section 3.05, less the amounts that are reallocated from that Tranche of Notes to other Notes pursuant to this Section 3.05.

     (a) Initially, the amount of each Investor Charge-Off will be allocated to each Tranche of Outstanding Notes in the Card Series pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Notes to the Nominal Liquidation Amount of the Card Series Notes, each as of the close of business on the last day of the preceding Monthly Period.

Any such allocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Notes below zero will be reallocated to the remaining Tranches of Outstanding Notes in the Card Series as set forth in this clause (a), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (a)) of any Tranche of Notes be reduced below zero.

     (b)   (i)   Immediately after giving effect to clause (a) above, the amount allocated to each Tranche of Class A Notes pursuant to clause (a) above, subject to the limitation in clause (e) below, will be reallocated to the Class B Notes, in an amount (not less than zero) not to exceed:

                 (x) the Class A Available Subordinated Amount of Class B Notes for such Tranche of Class A Notes as of the close of business on the last day of the preceding Monthly Period, minus

                 (y) the product of (A) the aggregate amount allocated to the Class B Notes pursuant to clause (a) above and (B) a fraction, the numerator of which is the amount determined pursuant to clause
           (b)(i)(x) above and the denominator of which is the aggregate Nominal Liquidation Amount of all the Class B Notes in the Card Series as of the close of business of the last day of the preceding Monthly Period.

           (ii) The amount allocated to each Tranche of Class A Notes pursuant to clause (a) above and not reallocated to the Class B Notes due to the limitations set forth in clause (b)(i) above and clause (e) below, subject to the limitation in clause (e) below, will be reallocated to the Class C Notes, in an amount (not less than zero) not to exceed:

                 (x) the Class A Available Subordinated Amount of Class C Notes for such Tranche of Class A Notes as of the close of business on the last day of the preceding Monthly Period, minus

                 (y) the product of (A) the aggregate amount allocated to the Class C Notes pursuant to clause (a) above and (B) a fraction, the numerator of which is the amount determined pursuant to clause
           (b)(ii)(x) above and the denominator of which is the aggregate Nominal Liquidation Amount of all the Class C Notes in the Card Series as of the close of business on the last day of the preceding Monthly Period.

           (iii) The amount allocated to each Tranche of Class A Notes pursuant to clause (a) above and not reallocated to the Class B Notes or the Class C Notes due to the limitations set forth in clauses (b)(i) and (b)(ii) above and clause (e) below, subject to the limitation in clause (e) below, will be reallocated to the Class D Notes, in an amount (not less then zero) not to exceed:

                 (x) the Class A Available Subordinated Amount of Class D Notes for such Tranche of Class A Notes as of the close of business on the last day of the preceding Monthly Period, minus

                 (y) the product of (A) the aggregate amount allocated to the Class D Notes pursuant to clause (a) above and (B) a fraction, the numerator of which is the amount determined pursuant to clause
           (b)(iii)(x) above and the denominator of which is the Nominal Liquidation Amount of all the Class D Notes in the Card Series as of the close of business on the last day of the preceding Monthly Period.

     (c)   (i)   Immediately after giving effect to clause (b) above, the amount allocated to each tranche of Class B Notes pursuant to clause (a) above or reallocated to such Tranche of Class B Notes pursuant to clause (b)(i) above, subject to the limitation in clause (e) below, will be reallocated to the Class C Notes, in an amount (not less than zero) not to exceed:

                 (x) the Class B Available Subordinated Amount of Class C Notes for such Tranche of Class B Notes as of the close of business on the last day of the preceding Monthly Period, minus

                 (y) the sum of:

                     (A) the product of (1) the aggregate amount allocated to
                 the Class C Notes pursuant to clause (a) above and (2) a fraction, the numerator of which is the amount determined pursuant to clause (c)(i)(x) above and the denominator of which is the Nominal Liquidation Amount of all the Class C Notes in the Card Series as of the close of business on the last day of the preceding Monthly Period, plus

                     (B) the product of (1) the aggregate amount reallocated to the Class C Notes pursuant to clause (b)(ii) above and (B) a fraction, the numerator of which is the amount determined pursuant to clause (c)(i)(x) above and the denominator of which is the aggregate Class B Available Subordinated Amount of Class C Notes for all Class B Notes in the Card Series as of the close of business on the last day of the preceding Monthly Period.

           (ii) The amount allocated to each Tranche of Class B Notes pursuant to clause (a) above or reallocated to such tranche Class B Notes pursuant to clause (b)(i) above and not reallocated to the Class C Notes due to the limitations set forth in clause (c)(i) above and clause (e) below, subject to the limitation in clause (e) below, will be reallocated to the Class D Notes, in an amount (not less than zero) not to exceed:

                 (x) the Class B Available Subordinated Amount of Class D Notes for such Tranche of Class B Notes as of the close of business on the last day of the preceding Monthly Period, minus

                 (y) the sum of:

                     (A) the product of (1) the aggregate amount allocated to
                 the Class D Notes pursuant to clause (a) above and (2) a fraction, the numerator of which is the amount determined pursuant to clause (c)(ii)(x) above and the denominator of which is the Nominal Liquidation Amount of all the Class D Notes in the Card Series as of the close of business on the last day of the preceding Monthly Period, plus

                     (B) the product of (1) the aggregate amount reallocated to the Class D Notes pursuant to clause (b)(iii) above and (B) a fraction, the numerator of which is the amount determined pursuant to clause (c)(ii)(x) above and the denominator of which is the aggregate Class B Available Subordinated Amount of Class D Notes for all Class B Notes in the Card Series as of the close of business on the last day of the preceding Monthly Period.

     (d) Immediately after giving effect to clause (c) above, the amount allocated to each Tranche of Class C Notes pursuant to clause (a) above or reallocated to such tranche of Class C Notes pursuant to clause (b)(ii) or
(c)(i) above, subject to the limitation in clause (e) below, will be reallocated to the Class D Notes, in an amount (not less than zero) not to exceed:

                 (x) the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes as of the close of business on the last day of the preceding Monthly Period, minus

                 (y) the sum of:

                     (A) the product of (1) the aggregate amount allocated to
                 the Class D Notes pursuant to clause (a) above and (2) a fraction, the numerator of which is the amount determined pursuant to clause (d)(x) above and the denominator of which is the Nominal Liquidation Amount of all the Class D Notes in the Card Series as of the close of business on the last day of the preceding Monthly Period, plus

                     (B) the product of (1) the aggregate amount reallocated to the Class D Notes pursuant to clauses (b)(iii) and (c)(ii) above and (2) a fraction, the numerator of which is the amount determined pursuant to clause (d)(x) above and the denominator of which is the aggregate Class C Available Subordinated Amount of Class D Notes for all Class C Notes in the Card Series as of the close of business on the last day of the preceding Monthly Period.

     (e)   (i)   The amount reallocated to the Class B Notes pursuant to clause
     (b)(i) above will be applied to each Tranche of Class B Notes outstanding as of the last day of the preceding Monthly Period pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class B Notes to the Nominal Liquidation Amount of all the Class B Notes in the Card Series, each as of the close of business on the last day of the preceding Monthly Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class B Notes below zero will be reallocated to the remaining Tranches of Class B Notes as set forth in this clause (e)(i), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (e)(i)) of any Tranche of Class B Notes be reduced below zero.

         (ii)    The amount reallocated to the Class C Notes pursuant to clause
     (b)(ii) or (c)(i) above, in each case, will be applied to each Tranche of Class C Notes outstanding as of the last day of the preceding Monthly Period pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes to the Nominal Liquidation Amount of all the Class C Notes in the Card Series, in each case, as of the close of business on the last day of the preceding Monthly Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class C Notes below zero will be reallocated to the remaining Tranches of Class C Notes as set forth in this clause (e)(ii), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (e)(ii)) of any Tranche of Class C Notes be reduced below zero.

         (iii)   The amount reallocated to the Class D Notes pursuant to clause
     (b)(iii), (c)(ii) or (d) above, in each case, will be applied to each Tranche of Class D Notes outstanding as of the last day of the preceding Monthly Period pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all the Class D Notes in the Card Series, in each case, as of the close of business on the last day of the preceding Monthly Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this clause (e)(iii), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (e)(iii)) of any Tranche of Class D Notes be reduced below zero.

     Section 3.06. Allocations of Reimbursements of Nominal Liquidation Amount Deficits. If, as of any Distribution Date, there are Card Series Finance Charge Amounts available pursuant to Section 3.01(g) to reimburse any Nominal Liquidation Amount Deficits as of such Distribution Date, such funds will be allocated to each Tranche of Notes as follows:

     (a) first, to each Tranche of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class A Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche;

     (b) second, to each Tranche of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficit of all Tranches of Class B Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche;

     (c) third, to each Tranche of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficit of all Tranches of Class C Notes, but in no event will the Nominal Liquidation Amount of such a

Tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche; and

     (d) fourth, to each Tranche of Class D Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficit of all Tranches of Class D Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

     Section 3.07. Application of Card Series Principal Amounts. On each Distribution Date, the Indenture Trustee will apply Card Series Principal Amounts as follows:

     (a) first, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 3.01(a) any Tranche of Class A Notes has not received the full amount targeted to be deposited pursuant to Section 3.02 with respect to that Monthly Period, then Card Series Principal Amounts (in an amount not to exceed the sum of the Class B Principal Allocation, the Class C Principal Allocation and the Class D Principal Allocation, each for such Monthly Period) will be allocated to the Interest Funding sub-Account of each such Tranche of Class A Notes pro rata based on, in the case of each such Tranche of Class A Notes, the lesser of the following amounts:

         (i) the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of such Tranche of Class A Notes; and

         (ii) an amount equal to the Class A Available Subordinated Amount of Subordinated Notes for such Tranche of Class A Notes (determined after giving effect to Section 3.05, but prior to giving effect to this Section 3.07);

     (b) second, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 3.01(b) any Tranche of Class B Notes has not received the full amount targeted to be deposited pursuant to Section 3.02 with respect to that Monthly Period, then Card Series Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Class B Principal Allocation, the Class C Principal Allocation and the Class D Principal Allocation, each for such Monthly Period minus the greater of (x) the Class B Principal Allocation for such Monthly Period and (y) the aggregate amount of Card Series Principal Amounts applied pursuant to clause (a) above) will be allocated to the Interest Funding sub-Account of each such Tranche of Class B Notes pro rata based on, in the case of each such Tranche of Class B Notes, the lesser of the following amounts:

         (i) the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of such Tranche of Class B Notes; and

         (ii) an amount equal to the Class B Available Subordinated Amount of Subordinated Notes for such Tranche of Class B Notes (determined after giving effect to Sections 3.05 and 3.08(a) through (c));

     (c) third, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 3.01(c) any Tranche of Class C

Notes has not received the full amount targeted to be deposited pursuant to
Section 3.02 with respect to that Monthly Period, then Card Series Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Class B Principal Allocation, the Class C Principal Allocation and the Class D Principal Allocation, each for such Monthly Period minus the greater of (x) the sum of the Class B Principal Allocation and the Class C Principal Allocation, each for such Monthly Period and (y) the aggregate amount of Card Series Principal Amounts applied pursuant to clauses (a) and (b) above) will be allocated to the Interest Funding sub-Account of each such Tranche of Class C Notes pro rata based on, in the case of each such Tranche of Class C Notes, the lesser of the following amounts:

         (i) the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of such Tranche of Class C Notes; and

         (ii) an amount equal to the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes (determined after giving effect to Sections 3.05 and 3.08(a) through (e));

     (d) fourth, with respect to each Monthly Period, if there is a Servicing Shortfall allocated to any tranche of Class A Notes pursuant to Section 3.09, then Card Series Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Class B Principal Allocation, the Class C Principal Allocation and the Class D Principal Allocation, each for such Monthly Period minus the aggregate amount of Card Series Principal Amounts reallocated pursuant to clauses (a) through (c) above) will be paid to the Servicer in an amount equal to, and allocated to each such Tranche of Class A Notes pro rata based on, in the case of each such Tranche of Class A Notes, the lesser of the following amounts:

         (i) the amount of the Servicing Shortfall allocated to such Tranche of Class A Notes; and

         (ii) an amount equal to the Class A Available Subordinated Amount of Subordinated Notes for such Tranche of Class A Notes (determined after giving effect to Sections 3.05 and 3.08(a) through (f));

     (e) fifth, with respect to each Monthly Period, if there is a Servicing Shortfall allocated to any Tranche of Class B Notes pursuant to Section 3.09, then Card Series Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Class B Principal Allocation, the Class C Principal Allocation and the Class D Principal Allocation, each for such Monthly Period minus the greater of (x) the Class B Principal Allocation for such Monthly Period and (y) the aggregate amount of Card Series Principal Amounts reallocated pursuant to clauses (a) through (d) above) will be paid to the Servicer in an amount equal to, and allocated to each such Tranche of Class B Notes pro rata based on, in the case of each such Tranche of Class B Notes, the lesser of the following amounts:

         (i) the amount of the remaining Servicing Shortfall allocated to such Tranche of Class B Notes; and

         (ii) an amount equal to the Class B Available Subordinated Amount of Class C Notes for such Tranche of Class B Notes (determined after giving effect to Sections 3.05 and 3.08(a) through (i));

     (f) sixth, with respect to each Monthly Period, if there is a Servicing Shortfall allocated to any Tranche of Class C Notes pursuant to Section 3.09, then Card Series Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Class B Principal Allocation, the Class C Principal Allocation and the Class D Principal Allocation, each for such Monthly Period minus the greater of (x) the sum of the Class B Principal Allocation and the Class C Principal Allocation, each for such Monthly Period and (y) the aggregate amount of Card Series Principal Amounts reallocated pursuant to clauses (a) through (e) above) will be paid to the Servicer in an amount equal to, and allocated to each such Tranche of Class C Notes pro rata based on, in the case of each such Tranche of Class C Notes, the lesser of the following amounts:

         (i) the amount of the Servicing Shortfall allocated to such Tranche of Class C Notes; and

         (ii) an amount equal to the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes (determined after giving effect to Sections 3.05 and 3.08(a) through (k));

     (g) seventh, to make the targeted deposits to the Principal Funding Account pursuant to Section 3.10;

     (h) eighth, to be treated as Shared Excess Principal Amounts for application in accordance with Section 3.28; and

     (i) ninth, to the holder of the Asset Pool One Transferor Interest.

     Section 3.08. Allocation of Reductions of Nominal Liquidation Amount of Subordinated Notes from Reallocations of Card Series Principal Amounts to Cover Interest Funding Account Shortfalls or Servicing Fee Shortfalls. On each Distribution Date when Card Series Principal Amounts are deposited in the Interest Funding sub-Account for any Tranche of Notes or paid to the Servicer pursuant to Section 3.07, the Nominal Liquidation Amount of Subordinated Notes will be reduced on that date as set forth in this Section. In the case of each Tranche of Notes, the Nominal Liquidation Amount of each such Tranche of Notes will be reduced by an amount equal to the amounts of such deposits or payments which are allocated or reallocated to that Tranche of Notes, less the amount of Principal Reallocations that are reallocated from that Tranche of Notes to other Notes.

     (a) (i)     Immediately after giving effect to Section 3.07(a), the amount of Card Series Principal Amount applied pursuant to Section 3.07(a), subject to the limitation in clause (m) below, will be allocated to the Class B Notes, in an amount not to exceed the Class A Available Subordinated Amount of Class B Notes for such Tranche of Class A Notes as of the close of business on the last day of the preceding Monthly Period.

          (ii)  The amount of Card Series Principal Amount applied pursuant to
     Section 3.07(a), and not reallocated to the Class B Notes due to the limitations set forth in clause (a)(i) above and clause (m) below, subject to the limitation in clause (m) below, will be allocated to the Class C Notes, in an amount not to exceed the Class A Available Subordinated Amount of Class C Notes for such Tranche of Class A Notes as of the close of business on the last day of the preceding Monthly Period.

          (iii) The amount of Card Series Principal Amount applied pursuant to
     Section 3.07(a), and not reallocated to the Class B Notes or Class C Notes due to the limitations set forth in clauses(a)(i) and (a)(ii) above and clause (m) below, subject to the limitation in clause (m) below, will be allocated to the Class D Notes, in an amount not to exceed the Class A Available Subordinated Amount of Class D Notes for such Tranche of Class A Notes as of the close of business on the last day of the preceding Monthly Period.

     (b)  (i)   Immediately after giving effect to clause (a) above, the
     amount allocated to the Class B Notes pursuant to clause (a)(i), subject to the limitation in clause (m) below, will be reallocated to the Class C Notes, in an amount not to exceed the Class B Available Subordinated Amount of Class C Notes for such Tranche of Class B Notes after giving effect to clause (a) above.

          (ii)  The amount allocated to the Class B Notes pursuant to clause
     (a)(i) and not reallocated to the Class C Notes due to the limitations set forth in clause (b)(i) above and clause (m) below, subject to the limitation in clause (m) below, will be reallocated to the Class D Notes, in an amount not to exceed the Class B Available Subordinated Amount of Class D Notes for such Tranche of Class B Notes after giving effect to clause (a) above.

     (c) Immediately after giving effect to clause (b) above, the amount allocated to the Class C Notes pursuant to clause (a)(iii) plus the amount reallocated to the Class C Notes pursuant to clause (b)(i) above, subject to the limitation in clause (m) below, will be reallocated to the Class D Notes, in an amount not to exceed the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes after giving effect to clauses (a) and (b) above.

     (d)  (i)   Immediately after giving effect to Section 3.07(b), the amount of Card Series Principal Amount applied pursuant to Section 3.07(b), subject to the limitation in clause (m) below, will be allocated to the Class C Notes, in an amount not to exceed the Class B Available Subordinated Amount of Class C Notes for such Tranche of Class B Notes after giving effect to clauses (a) through (c) above.

          (ii)  The amount of Card Series Principal Amount applied pursuant to
     Section 3.07(b), and not reallocated to the Class C Notes due to the limitations set forth in clause (d)(i) above and clause (m) below, subject to the limitation in clause (m) below, will be reallocated to the Class D Notes, in an amount not to exceed the Class B Available Subordinated Amount of Class D Notes for such Tranche of Class B Notes after giving effect to clauses (a) through (c) above.

     (e) Immediately after giving effect to clause (d) above, the amount allocated to the Class C Notes pursuant to clause (d)(i), subject to the limitation in clause (m) below, will be reallocated to the Class D Notes, in an amount not to exceed the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes after giving effect to clauses (a) through (d) above.

     (f) Immediately after giving effect to Section 3.07(c), the amount of Card Series Principal Amount applied pursuant to Section 3.07(c), subject to the limitation in clause (m) below, will be allocated to the Class D Notes, in an amount not to exceed the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes after giving effect to clauses (a) through (e) above.

     (g)  (i)   Immediately after giving effect to Section 3.07(d), the amount of Card Series Principal Amount applied pursuant to Section 3.07(d), subject to the limitation in clause (m) below, will be allocated to the Class B Notes, in an amount not to exceed the Class A Available Subordinated Amount of Class B Notes for such Tranche of Class A Notes after giving effect to clauses (a) through (f) above.

          (ii)  The amount of Card Series Principal Amount applied pursuant to
     Section 3.07(d), and not reallocated to the Class B Notes due to the limitations set forth in clause (g)(i) above and clause (m) below, subject to the limitation in clause (m) below, will be allocated to the Class C Notes, in an amount not to exceed the Class A Available Subordinated Amount of Class C Notes for such Tranche of Class A Notes after giving effect to clauses (a) through (f) above.

          (iii) The amount of Card Series Principal Amount applied pursuant to
     Section 3.07(d), and not reallocated to the Class B Notes or Class C Notes due to the limitations set forth in clauses(g)(i) and (g)(ii) above and clause (m) below, subject to the limitation in clause (m) below, will be allocated to the Class D Notes, in an amount not to exceed the Class A Available Subordinated Amount of Class D Notes for such Tranche of Class A Notes after giving effect to clauses (a) through (f) above.

     (h)  (i)   Immediately after giving effect to clause (g) above, the amount reallocated to the Class B Notes pursuant to clause (g)(i), subject to the limitation in clause (m) below, will be reallocated to the Class C Notes, in an amount not to exceed the Class B Available Subordinated Amount of Class C Notes for such Tranche of Class B Notes after giving effect to clauses (a) through (g) above.

          (ii)  The amount allocated to the Class B Notes pursuant to clause
     (g)(i) and not reallocated to the Class C Notes due to the limitations set forth in clause (h)(i) above and clause (m) below, subject to the limitation in clause (m) below, will be reallocated to the Class D Notes, in an amount not to exceed the Class B Available Subordinated Amount of Class D Notes for such Tranche of Class B Notes after giving effect to clauses (a) through (g) above.

     (i) Immediately after giving effect to clause (h) above, the amount allocated to the Class C Notes pursuant to clause (g)(iii) plus the amount reallocated to the Class C Notes pursuant to clause (h)(i) above, subject to the limitation in clause (m) below, will be reallocated to the Class D Notes, in an amount not to exceed the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes after giving effect to clauses (a) through (h) above.

     (j) (i) Immediately after giving effect to Section 3.07(e), the amount of Card Series Principal Amount applied pursuant to Section 3.07(e), subject to the limitation in clause (m) below, will be allocated to the Class C Notes, in an amount not to exceed the Class B Available Subordinated Amount of Class C Notes for such Tranche of Class B Notes after giving effect to clauses (a) through (i) above.

          (ii) The amount of Card Series Principal Amount applied pursuant to
     Section 3.07(e), and not reallocated to the Class C Notes due to the limitations set forth in clause (j)(i) above and clause (m) below, subject to the limitation in clause (m) below, will be reallocated to the Class D Notes, in an amount not to exceed the Class B Available Subordinated Amount of Class D Notes for such Tranche of Class B Notes after giving effect to clauses (a) through (i) above.

     (k) Immediately after giving effect to clause (j) above, the amount reallocated to the Class C Notes pursuant to clause (j)(i), subject to the limitation in clause (m) below, will be reallocated to the Class D Notes, in an amount not to exceed the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes after giving effect to clauses (a) through (j) above.

     (l) Immediately after giving effect to Section 3.07(f), the amount of Card Series Principal Amount applied pursuant to Section 3.07(f), subject to the limitation in clause (m) below, will be allocated to the Class D Notes, in an amount not to exceed the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes after giving effect to clauses (a) through (k) above.

     (m)  (i)  The amount allocated to the Class B Notes pursuant to clause
     (a)(i) or (g)(i) above will be applied to each Tranche of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class B Notes to the Nominal Liquidation Amount of all the Class B Notes in the Card Series, with respect to clause (a)(i), after giving effect to
     Section 3.05, and with respect to clause (g)(i), after giving effect to
     Section 3.05 and clauses (a) through (f) above. Any such allocation that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class B Notes below zero will be reallocated to the remaining Tranches of Class B Notes as set forth in this clause (m)(i), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (m)(i)) of any Tranche of Class B Notes be reduced below zero.

          (ii) The amount allocated or reallocated to the Class C Notes pursuant to clause (a)(ii), (b)(i), (d)(i), (g)(ii), (h)(i) or (j)(i) above will be applied to each Tranche of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes to the Nominal Liquidation Amount of all the Class C Notes in the Card Series, with respect to clauses (a)(ii) and (b)(i), after giving effect to Section 3.05, with respect to clause (d)(i), after giving effect to Section 3.05 and clauses (a) through (c) above, with respect to clauses (g)(ii) and (h)(i), after giving effect to Section 3.05 and clauses (a) through (f) above, and with respect to clause (j)(i), after giving effect to Section 3.05 and clauses (a) through (i) above. Any such allocation that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class C Notes below zero will be reallocated to the remaining Tranches of Class C Notes as set forth in this clause (m)(ii), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (m)(ii)) of any Tranche of Class C Notes be reduced below zero.

          (iii) The amount allocated or reallocated to the Class D Notes pursuant to clause (a)(iii), (b)(ii), (c), (d)(ii), (e), (f), (g)(iii),
     (h)(ii), (i), (j)(ii), (k) or (l) above will be applied to each Tranche of Class D Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all the Class D Notes in the Card Series, with respect to clauses (a)(iii),
     (b)(ii) and (c), after giving effect to Section 3.05, with respect to clauses (d)(ii) and (e), after giving effect to Section 3.05 and clauses
     (a) through (c) above, with respect to clause (f), after giving effect to
     Section 3.05 and clauses (a) through (e) above, with respect to clauses
     (g)(iii), (h)(ii) and (i), after giving effect to Section 3.05 and clauses
     (a) through (f) above, with respect to clauses (j)(ii) and (k), after giving effect to Section 3.05 and clauses (a) through (i) above, and with respect to clause (l), after giving effect to clauses (a) through (k) above. Any such allocation that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this clause (m)(iii), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (m)(iii)) of any Tranche of Class D Notes be reduced below zero.

     Section 3.09. Allocation of Servicing Fee Shortfalls. On each Distribution Date, if after giving effect to payments to be made with respect to the related Monthly Period pursuant to Section 3.01(d), the Servicer has not received the full amount to be paid pursuant to Section 3.01(d), the aggregate amount of such shortfall will be allocated to each Tranche of Outstanding Notes in the Card Series pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Notes to the Nominal Liquidation Amount of the Card Series Notes, each as of the close of business on the last day of the preceding Monthly Period.

     Section 3.10. Targeted Deposits of Card Series Principal Amounts to the Principal Funding Account. With respect to any Monthly Period, the amount targeted to be deposited into the Principal Funding sub-Account for any Tranche of Notes will be the sum of (i) the amount determined pursuant to clause (a),
(b), (c), (d) or (e) below with respect to such Tranche for such Monthly Period, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses, and (ii) any deposit targeted pursuant to clause (i) with respect to such Tranche for any prior Monthly Period but for which the full targeted deposit was not made, but in no case more than the Nominal Liquidation Amount of such Tranche (computed immediately before giving effect to such deposit but after giving effect to any Investor Charge-Offs and any reallocations of Card Series Principal Amounts on such date).

     (a) Principal Payment Date. With respect to the Monthly Period immediately preceding each Principal Payment Date for a Tranche of Notes, the deposit targeted for that Tranche of Notes, unless otherwise specified in the related terms agreement, is equal to the

Nominal Liquidation Amount of that Tranche of Notes as of the close of business on the last day of the Monthly Period preceding such Monthly Period (determined after giving effect to any Investor Charge-Offs and any reallocations, payments or deposits of Card Series Principal Amounts occurring on the following Distribution Date).

     (b)  Budgeted Deposits.

          (i) Subject to Section 3.10(d), with respect to each Monthly Period, beginning with the Accumulation Commencement Date, the deposit targeted to be made into the Principal Funding sub-Account for that Tranche will be the Accumulation Period Amount for that Tranche specified in the applicable terms document, or if no such amount is specified, beginning with the twelfth Monthly Period before the Monthly Period in which the Expected Principal Payment Date of that Tranche of Notes occurs, an amount equal to one-twelfth of the expected Outstanding Dollar Principal Amount of such Tranche of Notes as of such Expected Principal Payment Date.

          (ii) Notwithstanding anything to the contrary in clause (i), on or before the Distribution Date immediately preceding the first Business Day of the month that is twelve (12) months prior to the Expected Principal Payment Date of any Tranche of Notes, and each determination date thereafter until the Accumulation Commencement Date, the Issuer will determine the "Accumulation Period Length" which will equal the number of whole months such that the Accumulation Period Amount for such Tranche for the Monthly Period immediately preceding the Expected Principal Payment Date, when aggregated with the Accumulation Period Amounts for such Tranche for each preceding Monthly Period, will equal or exceed the Initial Dollar Principal Amount of such Tranche; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Note Rating Agencies provide prior written confirmation that a Ratings Effect will not occur with respect to such change.

     (c) Prefunding of the Principal Funding Account of Senior Classes. If the Issuer determines as of the end of the preceding Monthly Period with respect to any Class A Notes, Class B Notes or Class C Notes that, after giving effect to all allocations and payments with respect to that Monthly Period, the Prefunding Target Amount of that Tranche will be greater than zero, the targeted deposit to the Principal Funding sub-Account for the affected Tranches will be the Prefunding Target Amounts for such Tranche.

     (d) Event of Default, Early Redemption Event, Other Optional or Mandatory Redemption. If any Tranche of Notes has been accelerated during a Monthly Period after the occurrence of an Event of Default, or if an Early Redemption Event with respect to any Tranche of Notes occurs during such Monthly Period, or with respect to the Monthly Period immediately preceding any other date fixed for any other optional or mandatory redemption of any Tranche of Notes, the deposit targeted for that Tranche of Notes with respect to that Monthly Period and each following Monthly Period is equal to Nominal Liquidation Amount of that Tranche of Notes as of the close of business on the last day of the preceding Monthly Period (after taking into account any reallocations, payments or deposits occurring on the following Distribution Date).

     (e) Amounts Owed to Derivative Counterparties. If a Tranche of Outstanding Dollar Notes or foreign currency Notes that has a Performing or non-Performing Derivative Agreement for principal provides for a payment to the applicable Derivative Counterparty, the deposit targeted for that Tranche of Notes on each Distribution Date with respect to any payment to the Derivative Counterparty will be specified in the related terms document.

     Section 3.11. Allocations among Principal Funding sub-Accounts. Subject to the restrictions of Section 3.15, the aggregate amount of the deposits to be made to the Principal Funding Account for each Tranche of Notes pursuant to
Section 3.10 for each Monthly Period will be allocated, and a portion deposited in the Principal Funding sub-Account for each Tranche of Notes, as follows:

     (a) Card Series Principal Amounts Equal to Targeted Amount. Subject to clause (c) below, if Card Series Principal Amounts remaining after giving effect to Sections 3.07(a) through (f) are equal to the aggregate amount of Card Series Principal Amounts targeted to be deposited into the Principal Funding Account for all Tranches of Notes pursuant to Section 3.10, then that targeted amount is deposited in the Principal Funding sub-Account established for each Tranche.

     (b) Card Series Principal Amounts Are Less Than Targeted Amounts. Subject to clause (c) below, if Card Series Principal Amounts remaining after giving effect to Sections 3.07(a) through (f) are less than the aggregate amount targeted to be deposited into the Principal Funding Account for all Tranches of Notes pursuant to Section 3.10, then the amount available will be deposited in the Principal Funding sub-Account established for each Tranche in the following priority:

          (i) first, the amount available will be allocated to the Class A notes pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub-Account for such Tranche of Class A Notes pursuant to Section 3.10, to (B) the aggregate amount targeted to be deposited into the Principal Funding sub-Account for all Tranches of Class A Notes pursuant to Section 3.10;

          (ii) second, the amount available after the application in clause (i) above will be allocated to the Class B notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub-Account for such Tranche of Class B Notes pursuant to Section 3.10, to
     (B) the aggregate amount targeted to be deposited into the Principal Funding sub-Account for all Tranches of Class B Notes pursuant to Section 3.10; and

          (iii) third, the amount available after the applications in clauses
     (i) and (ii) above will be allocated to the Class C notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub-Account for such Tranche of Class C Notes pursuant to Section 3.10, to (B) the aggregate amount targeted to be deposited into the Principal Funding sub-Account for all Tranches of Class C Notes pursuant to Section 3.10; and

          (iv)  fourth, the amount available after the applications in clauses
     (i) through (iii) above will be allocated to the Class D notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub-Account for such Tranche of Class D Notes pursuant to
     Section 3.10, to (B) the aggregate amount targeted to be deposited into the Principal Funding sub-Account for all Tranches of Class D Notes pursuant to
     Section 3.10.

     (c) Reallocation of Deposits to the Principal Funding sub-Account of Subordinated Notes. If the restrictions of Section 3.15(a) prevent the deposit of Card Series Principal Amounts into the Principal Funding sub-Account of any subordinated note, the aggregate amount of Card Series Principal Amounts available to make the targeted deposit for such subordinated Tranche will be allocated first, to each Tranche of Class A Notes pro rata based on the ratio of
(A) the Required Subordinated Amount of Subordinated Notes for such Tranche of Class A Notes to (B) the Required Subordinated Amount of Subordinated Notes for all Class A Notes in the Card Series, second, if applicable, to each Tranche of Class B Notes pro rata based on the ratio of (A) the Required Subordinated Amount of Subordinated Notes for such Tranche of Class B Notes to (B) the Required Subordinated Amount of Subordinated Notes for all Class B Notes in the Card Series and, third, if applicable, to each Tranche of Class C Notes pro rata based on the ratio of (A) the Required Subordinated Amount of Class D Notes for such Tranche of Class C Notes to (B) the Required Subordinated Amount of Class D Notes for all Class C Notes in the Card Series.

     Section 3.12. Amounts to be Treated as Card Series Principal Amounts; Payments Received from Derivative Counterparties for Principal; Other Deposits to Principal Funding sub-Accounts. The following deposits and payments will be made on the following dates:

     (a) Amounts to be Treated as Card Series Principal Amounts. In addition to Asset Pool One Principal Amounts allocated to the Card Series pursuant to
Section 3.3 of the Asset Pool One Supplement, the following amounts shall be treated as Card Series Principal Amounts for application in accordance with this
Article III for any Monthly Period:

          (i) Reallocated Card Series Finance Charge Amounts. Card Series Principal Amounts will include Card Series Finance Charge Amounts reallocated to be treated as Card Series Principal Amounts pursuant to
     Section 3.01(f) or 3.01(g).

          (ii) Dollar Payments from Derivative Counterparties for Principal. Dollar payments received under Derivative Agreements for principal for any Tranche of Notes will be treated as Card Series Principal Amounts.

          (iii) Shared Excess Principal Amounts. Any Shared Excess Principal Amounts allocable to the Card Series will be treated as Card Series Principal Amounts pursuant to Section 3.28(a).

          (iv) Other Amounts. The terms document for any Tranche of Notes may include additional amounts which are to be treated as Card Series Principal Amounts for any Distribution Date.

     (b) Payments Received from Derivative Counterparties. Payments received under Derivative Agreements for Notes with principal payable in foreign currencies will be applied as specified in the applicable Terms Document.

     (c) Class C Reserve sub-Account. Withdrawals made from the Class C Reserve sub-Account for any Tranche of Class C Notes pursuant to Section 3.23(b) will be deposited into the applicable Principal Funding sub-Account on the Distribution Date.

     (d) Class D Reserve sub-Account. Withdrawals made from the Class D Reserve sub-Account for any Tranche of Class D Notes pursuant to Section 3.30(b) will be deposited into the applicable Principal Funding sub-Account on the Distribution Date.

     (e)  Asset Sales Proceeds. Asset Sales Proceeds received pursuant to
Section 3.20(c)(i) for any Tranche of Notes will be deposited into the applicable Principal Funding sub-Account on the date of receipt by the Issuer.

     Section 3.13. Withdrawals from Interest Funding Account. Withdrawals made pursuant to this Section 3.13 with respect to any Tranche of Notes will be made from the Interest Funding sub-Account established for that Tranche only after all allocations and reallocations have been made pursuant to Sections 3.02, 3.03, 3.04 and 3.07. In no event will the aggregate amount of the withdrawals from an Interest Funding sub-Account for any month be more than the amount on deposit in the applicable Interest Funding sub-Account. A single Tranche of Notes may be entitled to more than one of the following withdrawals in any month.

     (a) Withdrawals for Dollar Notes. On each Interest Payment Date (or as specified in the applicable terms document) with respect to each Tranche of Dollar Notes, an amount equal to the interest due on the applicable Tranche of Notes on such Interest Payment Date (including any overdue and additional interest with respect to prior Interest Payment Dates) will be withdrawn from that Interest Funding sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable terms document.

     (b) Withdrawals for Foreign Currency Notes with a non-Performing Derivative Agreement for Interest. On each Interest Payment Date (or as specified in the applicable terms document) with respect to a Tranche of foreign currency Notes that has a non-Performing Derivative Agreement for interest, the amount specified in the applicable terms document will be withdrawn from that Interest Funding sub-Account and, if so specified in the applicable terms document, converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable terms document.

     (c) Withdrawals for Discount Notes. On each applicable Principal Payment Date, with respect to each Tranche of Discount Notes, an amount equal to the amount of the accretion of principal of that Tranche of Notes from the prior Principal Payment Date (or, in the case of the first Principal Payment Date, the date of issuance of that Tranche) to but excluding the applicable

Principal Payment Date will be withdrawn from that Interest Funding sub-Account and invested in the Invested Amount of the Asset Pool One pursuant to Section 3.17.

     (d) Withdrawals for Payments to Derivative Counterparties. On each date on which a payment is required to be made to the Derivative Counterparty under the applicable Derivative Agreement (or as specified in the applicable terms document) with respect to any Tranche of Notes which has a Performing or non-Performing Derivative Agreement for interest, an amount equal to the amount of the payment to be made to the Derivative Counterparty under the applicable Derivative Agreement (including any overdue payment and any additional interest on overdue payments) will be withdrawn from that Interest Funding sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided in the applicable Terms Document.

     (e) Excess Amounts. After payment in full of any Tranche of Notes, any amount remaining on deposit in the applicable Interest Funding sub-Account will be first, allocated among and deposited to the Interest Funding sub-Account of the Tranches of Notes in the manner, order and priority set forth in Section 3.03(b), second, allocated among and deposited to the Principal Funding sub-Account of the Tranches of Notes in the manner, order and priority set forth in Section 3.11(b), and third, paid to the Issuer.

     If the aggregate amount available for withdrawal from an Interest Funding sub-Account for any Tranche of Notes is less than all withdrawals required to be made from that Interest Funding sub-Account for that Tranche in a month after giving effect to all deposits, then the amounts on deposit in the Interest Funding sub-Account will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

     Section 3.14. Withdrawals from Principal Funding Account. Withdrawals made pursuant to this Section 3.14 with respect to any Tranche of Notes will be made from the Principal Funding sub-Accounts established for that Tranche only after all allocations have been made pursuant to Sections 3.10, 3.11 and 3.12. In no event will the amount of the withdrawal be more than the amount on deposit in the applicable Principal Funding sub-Account. A single Tranche may be entitled to more than one of the following withdrawals with respect to any Monthly Period.

     (a) Withdrawals for Dollar Notes with no Derivative Agreement for Principal. On each applicable Principal Payment Date (or as specified in the applicable terms document) with respect to each Tranche of Dollar Notes that has no Derivative Agreement for principal, an amount equal to the principal due on the applicable Tranche of Notes on the applicable Principal Payment Date will be withdrawn from such Principal Funding sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

     (b) Withdrawals for Dollar or Foreign Currency Notes with Performing Derivative Agreements for Principal. On each date on which a payment is required under the applicable Derivative Agreement (or as specified in the applicable terms document) with respect to any Tranche of Notes that has a Performing Derivative Agreement for principal, an amount equal to the amount of the payment to be made under the applicable Derivative Agreement will be withdrawn from such Principal Funding sub-Account and paid to the applicable Derivative

Counterparty or as otherwise provided by the applicable terms document. The Issuer will direct the applicable Derivative Counterparty to remit its payments under the applicable Derivative Agreement to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

     (c) Withdrawals for Dollar Notes with a non-Performing Derivative Agreement for Principal. On each applicable Principal Payment Date (or as specified in the applicable terms document) with respect to each Tranche of Dollar Notes with a non-Performing Derivative Agreement for principal, the amount specified in the applicable terms agreement will be withdrawn from such Principal Funding sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

     (d) Withdrawals for Foreign Currency Notes with non-Performing Derivative Agreements for Principal. On each Principal Payment Date (or as specified in the applicable terms document) with respect to a Tranche of foreign currency Notes that has a non-Performing Derivative Agreement for principal, the amount specified in the applicable terms document will be withdrawn from such Principal Funding sub-Account and, if so specified in the applicable terms document, converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

     (e) Withdrawal of Prefunding Excess Amount. If the Issuer on any date determines with respect to any Class of Class A Note, Class B Notes or Class C Notes that, after giving effect to all issuances, deposits, allocations, reallocations and payments on such date, the Prefunding Excess Amount of that Class is greater than zero, that amount will be withdrawn from the Principal Funding sub-Account of that Class of Notes and first, allocated among and deposited to the Principal Funding sub-Account of the Tranches of Notes in the manner, order and priority set forth in Section 3.11(b), and then, paid to the Issuer.

     (f) Legal Maturity Date. On the Legal Maturity Date of any Tranche, after giving effect to any deposits, allocations, reallocations, sales of Collateral or other payments to be made on that date, amounts on deposit in the Principal Funding sub-Account of any Tranche of a Subordinated Class of Notes will be applied to pay principal of that Tranche, to make a payment under a Derivative Agreement with respect to principal of that Tranche or to make other payments as specified in the related Terms Document.

     (g) Excess Amounts. Upon payment in full of any Tranche of Notes, any remaining amount on deposit in the applicable Principal Funding sub-Account will be first, allocated among and deposited to the Interest Funding sub-Account of the Tranches of Notes in the manner, order and priority set forth in Section 3.03(b), second, allocated among and deposited to the Principal Funding sub-Account of the Tranches of Notes in the manner, order and priority set forth in Section 3.11(b), and third, paid to the Issuer.

         If the aggregate amount available for withdrawal from a Principal Funding sub-Account for any Tranche of Notes is less than all withdrawals required to be made from that Principal Funding sub-Account for that Tranche in a month, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

     Section 3.15. Limit on Deposits to the Principal Funding sub-Account of Subordinated Note; Limit on Repayments of all Tranches.

     (a) Limit on Deposits to the Principal Funding sub-Account of Subordinated Notes.

          (i) No Card Series Principal Amounts will be deposited in the Principal Funding sub-Account of any Tranche of Class B Notes, Class C Notes or Class D Notes unless, following such deposit, the available subordinated amount of Class B Notes, Class C Notes and Class D Notes is at least equal to the aggregate Class A Available Subordinated Amount of Subordinated Notes for all Outstanding Class A Notes. For this purpose, the available subordinated amount of Class B Notes, Class C Notes and Class D Notes is equal to the aggregate Nominal Liquidation Amount of all other Class B Notes, Class C Notes and Class D Notes of the Card Series which are Outstanding after giving effect to the deposit into the Principal Funding sub-Account of such Tranche of Class B Notes, Class C Notes or Class D Notes and all other Class B, Class C Notes and Class D Notes which have a targeted deposit into the Principal Funding Account for such Monthly Period after giving effect to reductions or reallocations on such Distribution Date.

          (ii) No Card Series Principal Amounts will be deposited in the Principal Funding sub-Account of any Tranche of Class C Notes or Class D Notes unless, following such deposit, the available subordinated amount of Class C Notes and Class D Notes is at least equal to the Class B Available Subordinated Amount of Subordinated Notes for all Outstanding Class B Notes. For this purpose, the available subordinated amount of Class C Notes and Class D Notes is equal to the aggregate Nominal Liquidation Amount of all other Class C Notes and Class D Notes of the Card Series which are Outstanding after giving effect to the deposit into the Principal Funding sub-Account of such Tranche of Class C Notes or Class D Notes and all other Class C Notes and Class D Notes which have a targeted deposit into the Principal Funding Account for such Monthly Period after giving effect to reductions or reallocations on such Distribution Date.

          (iii) No Card Series Principal Amounts will be deposited in the Principal Funding sub-Account of any Tranche of Class D Notes unless, following such deposit, the available subordinated amount of Class D Notes is at least equal to the Class C Available Subordinated Amount of Class D Notes for all Outstanding Class C Notes. For this purpose, the available subordinated amount of Class D Notes is equal to the aggregate Nominal Liquidation Amount of all other Class D Notes of the Card Series which are Outstanding after giving effect to the deposit into the Principal Funding sub-Account of such Tranche of Class D Notes and all other Class D Notes which have a targeted deposit into the Principal Funding Account for such Monthly Period after giving effect to reductions or reallocations on such Distribution Date.

          (iv) Notwithstanding anything in the Indenture, the Asset Pool One Supplement or this Indenture Supplement to the contrary, Card Series Principal Amounts will be deposited in the Principal Funding sub-Account of a Subordinated Note, if and only to the extent that (i) such deposit is not contrary to clause (a)(i), (a)(ii) or (a)(iii) above and (ii) the Prefunding Target Amount for each Senior Class of Notes is zero.

     (b) Limit on Repayments of all Tranches. No amounts on deposit in a Principal Funding sub-Account for any Tranche of Class A Notes or Class B Notes will be applied to pay principal of that Tranche or to make a payment under a Derivative Agreement with respect to principal of that Tranche in excess of the highest Outstanding Dollar Principal Amount of that Tranche (or, in the case of foreign currency notes, such other amount that may be specified in the related terms document). In the case of any Tranche of Class C Notes, no amounts on deposit in a Principal Funding sub-Account or, if applicable, a Class C Reserve sub-Account for any such Tranche will be applied to pay principal of that Tranche or to make a payment under a Derivative Agreement with respect to principal of that Tranche in excess of the highest Outstanding Dollar Principal Amount of that Tranche (or, in the case of foreign currency notes, such other amount that may be specified in the related Terms Document). In the case of any Tranche of Class D Notes, no amounts on deposit in a Principal Funding sub-Account or, if applicable, a Class D Reserve sub-Account for any such Tranche will be applied to pay principal of that Tranche or to make a payment under a Derivative Agreement with respect to principal of that Tranche in excess of the highest Outstanding Dollar Principal Amount of that Tranche (or, in the case of foreign currency notes, such other amount that may be specified in the related Terms Document).

     Section 3.16. Calculation of Nominal Liquidation Amount. On or prior to each Distribution Date, the Issuer shall calculate the Nominal Liquidation Amount of each Tranche of Outstanding Notes in the Card Series which shall be the following amount:

     (a) as of the date of issuance of such Tranche of Notes, the Initial Dollar Principal Amount of such Tranche of Notes; and

     (b)  thereafter, the sum of, without duplication:

          (i) the Nominal Liquidation Amount of such Tranche of Notes immediately after the prior date of determination; plus

          (ii) the aggregate amount of any increases in the Outstanding Dollar Principal Amount of such Class or Tranche of Card Series Notes during the current Monthly Period due to the issuance of additional Notes of such Class or Tranche of Card Series Notes since the prior date of determination for the Nominal Liquidation Amount; plus

          (iii) with respect to any Tranche of Discount Notes, the aggregate amount of any accretions of principal on that Tranche paid to the Master Trust for investment in the Invested Amount pursuant to Section 3.17(a) since the prior date of determination; plus

          (iv) the aggregate amount withdrawn from the Principal Funding sub-Account pursuant to Section 3.14(e) for such Tranche since the prior date of determination; plus

          (v) such Tranche's allocable share of all reimbursements of its Nominal Liquidation Amount Deficit pursuant to Section 3.01(f) since the prior date of determination determined as set forth in Section 3.06; minus

          (vi) such Tranche's allocable share of all reallocations of Card Series Principal Amounts pursuant to Section 3.07 since the prior date of determination, determined as set forth in Section 3.09; minus

          (vii) the amount of the reduction of the Nominal Liquidation Amount of such Tranche resulting from an allocation of Investor Charge-Offs since the prior date of determination, determined as set forth in Section 3.05; minus

          (viii) the amount deposited in the applicable Principal Funding sub-Account for such Tranche (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination;

provided, however, that (1) the Nominal Liquidation Amount of a Tranche of Notes may never be less than zero, (2) the Nominal Liquidation Amount of any Tranche of Notes may never be greater than the Outstanding principal amount of such Tranche and (3) the Nominal Liquidation Amount of any Tranche of Notes that has caused a sale of Collateral pursuant to Section 3.20 will be zero.

     The Nominal Liquidation Amount for the Card Series will be the sum of the Nominal Liquidation Amounts of all of the Tranches of Notes of the Card Series.

     Section 3.17. Reinvestment in the COMT Collateral Certificate. The amount of principal accreted on any Tranche of Discount Notes available pursuant to
Section 3.13(c) will be paid to the Master Trust to increase the Invested Amount of the COMT Collateral Certificate.

     Section 3.18. Netting of Deposits and Payments. The Issuer, in its sole discretion, may make all deposits to Interest Funding sub-Accounts and Principal Funding sub-Accounts pursuant to Sections 3.02 and 3.10 with respect to any Monthly Period net of, and after giving effect to, (a) all reallocations to be made pursuant to Section 3.07, (b) all payments to be made to Derivative Counterparties pursuant to Sections 3.13 and 3.14, (c) all reinvestments in the Invested Amount of the COMT Collateral Certificate to be made pursuant to
Section 3.17 and (d) all payments to the holder of the Asset Pool One Transferor Interest pursuant to Section 3.07(i).

     Section 3.19. Pro rata Payments within a Tranche. All payments of principal, interest or other amounts to Holders of the Notes of a single Tranche will be made pro rata based on the Stated Principal Amount of their Notes.

     Section 3.20. Sale of Collateral for Accelerated Notes.

     (a)  (i)    If a Tranche of Notes has been accelerated pursuant to Section
602 of the Indenture following an Event of Default, the Indenture Trustee may, and at the direction of the Majority Holders of that Tranche of Notes will, sell Collateral (or interests therein) pledged for the benefit of Holders the Asset Pool One Notes in an amount up to the Nominal Liquidation

Amount of the affected Tranche plus any accrued, past due or additional interest on the affected Tranche.

          (ii) Such a sale will be permitted only if at least one of the following conditions is met:

                (A) the Holders of 90% of the aggregate Outstanding Dollar Principal Amount of the accelerated Tranche of Notes consent;

                (B) the net proceeds of such sale (plus amounts on deposit in the applicable sub-Accounts and payments to be received from any applicable Derivative Agreement, any Supplemental Credit Enhancement Provider or any Supplemental Liquidity Provider) would be sufficient to pay all amounts due on the accelerated Tranche of Notes; or

                (C) the Indenture Trustee determines that the funds to be allocated to the accelerated Tranche of Notes, including (1) Card Series Finance Charge Amounts and Card Series Principal Amounts allocable to the accelerated Tranche of Notes, (2) payments to be received under any applicable Derivative Agreement, Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement and
          (3) amounts on deposit in the applicable sub-Accounts, may not be sufficient on any ongoing basis to make payments on the accelerated Tranche of Notes as such payments would have become due if such obligations had not been declared due and payable, and 66 2/3% of the Holders of the accelerated Tranche of Notes consent to the sale.

          (iii) In the case of an acceleration of a Tranche of Notes of a Subordinated Class, if the provisions of Section 3.15 would prevent the payment of the accelerated Tranche of subordinated Notes, such sale will be delayed until a level of prefunding of the Principal Funding sub-Accounts for the Senior Classes of Notes of that Series has been reached such that the amount of such accelerated Tranche is no longer required to provide subordination for the Senior Classes of Notes.

     (b) If the Nominal Liquidation Amount with respect to any Tranche of Notes is greater than zero on its Legal Maturity Date (after giving effect to any adjustments, deposits and distributions otherwise to be made on that Legal Maturity Date), the Indenture Trustee shall sell Collateral (or interests therein) pledged for the benefit of the Holders of the Asset Pool One Notes on that Legal Maturity Date in an amount up to the Nominal Liquidation Amount of the affected Tranche plus any accrued, past due and additional interest on the affected Tranche.

     (c) Sales proceeds received with respect to a Tranche of Notes pursuant to clause (a) or (b) will be allocated in the following priority:

          (i) first, to be deposited in the Principal Funding sub-Account for that Tranche of Notes, an amount up to the amount that would be necessary to increase the aggregate amount on deposit in such sub-Account to the principal amount for such Tranche of Notes (notwithstanding any limitation in Section 3.10 to the contrary); and

              (ii) second, to be deposited in the Interest Funding sub-Account of that Tranche of Notes, the balance of such sales proceeds.

         (d) Any amount remaining on deposit in the Interest Funding sub-Account for a Tranche of Notes that has caused a sale of Collateral pursuant to this
Section 3.20 after final payment thereof pursuant to Section 3.5 of the Asset Pool One Supplement will be treated as Card Series Finance Charge Amounts.

         Section 3.21. Calculation of Prefunding Target Amount.

         (a) The Prefunding Target Amount for any Tranche of Class A Notes for any day during any Monthly Period means an amount, not less than zero, equal to the sum of the following amounts:

              (i) for each Tranche of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero, the product of
         (x) the aggregate Adjusted Outstanding Dollar Principal Amount of such Tranche of Class A Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Distribution Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class B Notes (other than Tranches of Class B Notes which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the aggregate Required Subordinated Amount of Class B Notes for all Tranches of Class A Notes of which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Distribution Date);

              (ii) for each Tranche of Class A Notes with a Required Subordinated Amount of Class C Notes greater than zero, the product of
         (x) the aggregate Adjusted Outstanding Dollar Principal Amount of such Tranche of Class A Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Distribution Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class C Notes (other than Tranches of Class C Notes which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the sum of (1) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes which are Outstanding as of the end of the preceding Monthly Period which have a Class A Required Subordinated Amount of Class B Notes equal to zero and (2) the aggregate Required Subordinated Amount of

         Class C Notes for all Tranches of Class B Notes which are Outstanding as of the end of the preceding Monthly Period (in each case, taking into consideration any deposits or withdrawals to be made on the related Distribution Date); and

              (iii) for each Tranche of Class A Notes with a Required Subordinated Amount of Class D Notes greater than zero, the product of
         (x) the aggregate Adjusted Outstanding Dollar Principal Amount of such Tranche of Class A Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Distribution Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class D Notes (other than Tranches of Class D Notes which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the greater of (1) the sum of (X) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes which are Outstanding as of the end of the preceding Monthly Period which have a Required Subordinated Amount of Class B Notes equal to zero and (Y) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes which are Outstanding as of the end of the preceding Monthly Period (in each case, taking into consideration any deposits or withdrawals to be made on the related Distribution Date) and (2) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class C Notes which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Distribution Date).

         (b) The Prefunding Target Amount for any Tranche of Class B Notes for any day during any Monthly Period means an amount, not less than zero, equal to the sum of the following amounts:

              (i) for each Tranche of Class B Notes with a Required Subordinated Amount of Class C Notes greater than zero, the product of
         (x) the aggregate Adjusted Outstanding Dollar Principal Amount of such Tranche of Class B Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Distribution Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class C Notes (other than Tranches of Class C Notes which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the sum of (1) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes which are Outstanding as of the end of the preceding Monthly Period which have a Class A Required Subordinated Amount of Class B Notes equal to zero and (2) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes which are Outstanding as of the end of the preceding Monthly Period (in each case, taking into consideration any deposits or withdrawals to be made on the related Distribution Date); and

              (ii) for each Tranche of Class B Notes with a Required Subordinated Amount of Class D Notes greater than zero, the product of
         (x) the aggregate Adjusted Outstanding Dollar Principal Amount of such Tranche of Class B Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Distribution Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class D Notes (other than Tranches of Class D Notes which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the greater of (1) the sum of (X) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes which are Outstanding as of the end of the preceding Monthly Period which have a Required Subordinated Amount of Class B Notes equal to zero and (Y) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes which are Outstanding as of the end of the preceding Monthly Period (in each case, taking into consideration any deposits or withdrawals to be made on the related Distribution Date) and (2) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class C Notes which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Distribution Date).

         (c) The Prefunding Target Amount for any Tranche of Class C Notes with a Required Subordinated Amount of Class D Notes greater than zero for any day during any Monthly Period means an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of such Tranche of Class C Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Distribution Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class D Notes (other than Tranches of Class D Notes which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the greater of (1) the sum of (X) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes which are Outstanding as of the end of the preceding Monthly Period which have a Required Subordinated Amount of Class B Notes equal to zero and (Y) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes which are Outstanding as of the end of the preceding Monthly Period (in each case, taking into consideration any deposits or withdrawals to be made on the related Distribution
Date) and (2) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class C Notes which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Distribution Date).

         (d) On any day during any Monthly Period on which the Prefunding Target Amount for any Tranche of senior notes first exceeds zero, the Issuer will notify the Master Trust pursuant to Section 4.05 of the Series 2002-CC Supplement and the Note Rating Agencies of such event.

         Section 3.22. Targeted Deposits to the Class C Reserve Account.

         (a) The aggregate deposit targeted to be made to the Class C Reserve Account with respect to each Distribution Date is an amount equal to the sum of Class C Reserve sub-Account deposits, if any, targeted to be made for each specified Tranche of Class C Notes. The amount of any such deposit, the aggregate amount targeted to be on deposit after giving effect to any such deposit and the circumstances that require that a deposit be made will be set forth in the terms document for such Tranche of Class C Notes. Unless another time is specified for making such deposits in the terms document for each such Tranche of Class C Notes, these deposits will be made on each Distribution Date.

         (b) If the amount of funds available for a Distribution Date pursuant to Section 3.01(i) is at least equal to the aggregate amount of the deposits targeted by clause (a) above, then the full amount of each such deposit will be made.

         (c) If the amount of funds available for a Distribution Date pursuant to Section 3.01(i) is less than the aggregate amount of deposits targeted by clause (a) above, then the amount available will be allocated to each Tranche of Class C Notes to the extent of its targeted deposit to the applicable Class C Reserve sub-Account pro rata based on the ratio of the Floating Allocation Amount for such Monthly Period for such Tranche of Class C Notes to the Floating Allocation Amount for such Monthly Period for all the Class C Notes in the Card Series that have a targeted deposit to its Class C Reserve sub-Account for such Monthly Period; provided, however, that any excess identified in this clause
(c), including in the application of this proviso, will be allocated to each Tranche of Class C Notes which has a remaining targeted deposit to its Class C Reserve sub-Account up to the amount of such remaining targeted deposit pro rata (based on the ratio of Floating Allocation Amount for such Monthly Period for such Tranche of Class C Notes to the Floating Allocation Amount for such Monthly Period for all the Class C Notes in the Card Series that have a remaining targeted deposit to its Class C Reserve sub-Account for such Monthly Period).

         Section 3.23. Withdrawals from the Class C Reserve Account. Withdrawals for any Tranche of Class C Notes will be made from the applicable Class C Reserve sub-Account as specified below.

         (a) Payments of Interest; Payments with Respect to Derivative Agreements for Interest, Accretion on Discount Notes. If the amount on deposit in the Interest Funding sub-Account for any Tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.13, on such payment date an amount equal to that deficiency will be withdrawn from the Class C Reserve sub-Account for such Tranche of Class C Notes and deposited into that Interest Funding sub-Account for such Tranche of Class C Notes.

         (b) Payments of Principal; Payments with Respect to Derivative Agreements for Principal. If, on and after the earliest to occur of (i) the date on which any Tranche of Class C Notes are accelerated pursuant to Section 602 of the Indenture following an Event of Default with respect to such Tranche of Class C Notes, (ii) any date on or after the Expected Principal Payment Date on which the amount on deposit in the Principal Funding sub-Account for any Tranche of Class C Notes plus the aggregate amount on deposit in the Class C Reserve sub-Account for such Tranche of the Class C Notes equals or exceeds the Outstanding Dollar Principal Amount of such Tranche of Class C Notes, provided deposits to the Principal Funding sub-Account of such Tranche of Class C Notes are permitted pursuant to Section 3.15, and (iii) the Legal Maturity Date for any Tranche of Class C Notes, the amount on deposit in the Principal Funding sub-Account for any Tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.14, an amount equal to that deficiency will be withdrawn from that Class C Reserve sub-Account for such Tranche of Class C Notes and deposited into that Principal Funding sub-Account for such Tranche of Class C Notes on the Distribution Date before the date of the applicable withdrawal required pursuant to Section 3.14.

         (c) Withdrawal of Excess Amounts. If on any Distribution Date with respect to which no Class C Notes have been accelerated, the aggregate amount on deposit in the Class C Reserve Account exceeds the amount required to be on deposit in such Class C Reserve Account, the amount of such excess will be withdrawn from the Class C Reserve Account and first, allocated among and deposited to the Class C Reserve sub-Account of the Tranches of Class C Notes in the manner, order and priority set forth in Section 3.22(c), and then, applied in accordance with the provisions of, and the priority set forth in, Sections 3.01(j) through (m). Upon payment in full of any Tranche of Class C Notes, any amount remaining on deposit in the applicable Class C Reserve sub-Account will be applied in accordance with the preceding sentence.

         Section 3.24. Targeted Deposits to the Accumulation Reserve Account.

         (a) The aggregate deposit targeted to be made to the Accumulation Reserve Account with respect to each Monthly Period is an amount equal to the sum of Accumulation Reserve sub-Account deposits, if any, targeted to be made for each specified Tranche of Notes. The amount of any such deposit, the aggregate amount targeted to be on deposit after giving effect to any such deposit and the circumstances that require that a deposit be made will be set forth in the terms document for such Tranche of Notes. Unless another time is specified for making such deposits in the terms document for each such Tranche of Notes, these deposits will be made on each Distribution Date.

         (b) If the amount of funds available for a Monthly Period pursuant to
Section 3.01(h) is at least equal to the aggregate amount of the deposits targeted by clause (a) above, then the full amount of each such deposit will be made.

         (c) If the amount of funds available for a Monthly Period pursuant to
Section 3.01(h) is less than the aggregate amount of deposits targeted by clause
(a) above, then the amount available will be allocated to each Tranche of Notes to the extent of its targeted deposit to the applicable Accumulation Reserve sub-Account pro rata based on the ratio of the Floating Allocation Amount for such Monthly Period for such Tranche of Notes to the Floating Allocation Amount for such Monthly Period for all Tranches of Notes in the Card Series that have a targeted deposit to its Accumulation Reserve sub-Account for such Monthly Period; provided, however, that any excess identified in this clause (c), including in the application of this proviso, will be allocated to each Tranche of Notes which has a remaining targeted deposit to its Accumulation Reserve sub-Account up to the amount of such remaining targeted deposit pro rata based on the ratio of Floating Allocation Amount for such Monthly Period for such Tranche of Notes to the Floating Allocation Amount for such Monthly Period for all the Tranches of Notes in the Card Series that have a remaining targeted deposit to its Accumulation Reserve sub-Account for such Monthly Period.

         Section 3.25. Withdrawals from the Accumulation Reserve Account. Withdrawals for any Tranche of Notes will be made from the applicable Accumulation Reserve sub-Account as specified below.

         (a) Interest. On or prior to each Distribution Date, the Issuer will calculate the PFA Accumulation Earnings Shortfall (if any) for the Principal Funding sub-Account for each Tranche of Notes. If there is any PFA Accumulation Earnings Shortfall for any Principal Funding sub-Account for that Distribution Date or any prior Distribution Date for any Tranche of Notes, the Issuer will withdraw such amount from the applicable Accumulation Reserve sub-Account, to the extent available, for treatment as Card Series Finance Charge Amounts for such Monthly Period.

         (b) Payment to Issuer. If on any Distribution Date the aggregate amount on deposit in the Accumulation Reserve Account exceeds the amount required to be on deposit in the Accumulation Reserve Account, the amount of such excess will be withdrawn from the Accumulation Reserve Account and applied in accordance with Section 3.01(i) through (m).

         Section 3.26. Computation of Interest.

         (a) Unless otherwise provided as contemplated in Section 301 of the Indenture, (i) interest on the Notes computed at a fixed rate will be calculated on the basis of a 360-day year of twelve 30-day months and (ii) interest on Notes computed on the basis of a floating or periodic rate will be calculated on the basis of a 360-day year for the actual number of days elapsed.

         (b) Unless otherwise specified in this Indenture Supplement or the applicable terms document, interest for any period will be calculated from and including the first day of such period, to but excluding the last day of such period.

       Section 3.27. Excess Finance Charge Amounts Sharing.

       (a) Shared Excess Finance Charge Amounts allocable to the Card Series on any Distribution Date shall be treated as Card Series Finance Charge Amounts for such Distribution Date.

       (b) Shared Excess Finance Charge Amounts allocable to the Card Series with respect to any Distribution Date shall mean an amount equal to the Series Finance Charge Amounts Shortfall, if any, with respect to the Card Series for such Distribution Date; provided, however, that if the aggregate amount of Shared Excess Finance Charge Amounts for all Excess Finance Charge Amounts Sharing Series in Excess Finance Charge Amounts Sharing Group A for such Distribution Date is less than the Aggregate Series Finance Charge Amounts Shortfall for such Distribution Date, then Shared Excess Finance Charge Amounts allocable to the Card Series on such Distribution Date shall equal the product of (i) Shared Excess Finance Charge Amounts for all Excess Finance Charge Amounts Sharing Series in Excess Finance Charge Amounts Sharing Group A for such Distribution Date and (ii) a fraction, the numerator of which is the Series Finance Charge Amounts Shortfall with respect to the Card Series for such Distribution Date and the denominator of which is the Aggregate Series Finance Charge Amounts Shortfall for all Excess Finance Charge Amounts Sharing Series in Excess Finance Charge Amounts Sharing Group A for such Distribution Date.

       (c)    [Master Trust Excess Sharing Amounts].

       Section 3.28. Excess Available Principal Amount Sharing.

       (a) Shared Excess Principal Amounts allocable to the Card Series on any Distribution Date shall be treated as Card Series Principal Amounts for such Distribution Date.

       (b) Shared Excess Principal Amounts allocable to the Card Series with respect to any Distribution Date shall mean an amount equal to the Series Principal Amounts Shortfall, if any, with respect to the Card Series for such Distribution Date; provided, however, that if the aggregate amount of Shared Excess Principal Amounts for all Excess Principal Amounts Sharing Series in Principal Sharing Group A for such Distribution Date is less than the Aggregate Series Principal Amounts Shortfall for such Distribution Date, then Shared Excess Principal Amounts allocable to the Card Series on such Distribution Date shall equal the product of (i) Shared Excess Principal Amounts for all Excess Principal Amounts Sharing Series in Principal Sharing Group A for such Distribution Date and (ii) a fraction, the numerator of which is the Series Principal Amounts Shortfall with respect to the Card Series for such Distribution Date and the denominator of which is the Aggregate Series Principal Amounts Shortfall for all Excess Principal Amounts Sharing Series in Principal Sharing Group A for such Distribution Date.

       Section 3.29. Targeted Deposits to the Class D Reserve Account.

       (a) The aggregate deposit targeted to be made to the Class D Reserve Account with respect to each Distribution Date is an amount equal to the sum of Class D Reserve sub-Account deposits, if any, targeted to be made for each specified Tranche of Class D Notes. The amount of any such deposit, the aggregate amount targeted to be on deposit after giving effect to any such deposit and the circumstances that require that a deposit be made will be set forth in the terms document for such Tranche of Class D Notes. Unless another time is specified for making such deposits in the terms document for each such Tranche of Class D Notes, these deposits will be made on each Distribution Date.

       (b) If the amount of funds available for a Distribution Date pursuant to Section 3.01(j) is at least equal to the aggregate amount of the deposits targeted by clause (a) above, then the full amount of each such deposit will be made.

       (c) If the amount of funds available for a Distribution Date pursuant to Section 3.01(j) is less than the aggregate amount of deposits targeted by clause (a) above, then the amount available will be allocated to each Tranche of Class D Notes to the extent of its targeted deposit to the applicable Class D Reserve sub-Account pro rata based on the ratio of the Floating Allocation Amount for such Monthly Period for such Tranche of Class D Notes to the Floating Allocation Amount for such Monthly Period for all the Class D Notes in the Card Series that have a targeted deposit to its Class D Reserve sub-Account for such Monthly Period; provided, however, that any excess identified in this clause
(c), including in the application of this proviso, will be allocated to each Tranche of Class D Notes which has a remaining targeted deposit to its Class D Reserve sub-Account up to the amount of such remaining targeted deposit pro rata (based on the ratio of Floating Allocation Amount for such Monthly Period for such Tranche of Class D Notes to the Floating Allocation Amount for such Monthly Period for all the Class D Notes in the Card Series that have a remaining targeted deposit to its Class D Reserve sub-Account for such Monthly Period).

       Section 3.30. Withdrawals from the Class D Reserve Account. Withdrawals for any Tranche of Class D Notes will be made from the applicable Class D Reserve sub-Account as specified below.

       (a) Payments of Interest; Payments with Respect to Derivative Agreements for Interest, Accretion on Discount Notes. If the amount on deposit in the Interest Funding sub-Account for any Tranche of Class D Notes is insufficient to pay in full the amounts for which withdrawals are required under
Section 3.13, on such payment date an amount equal to that deficiency will be withdrawn from the Class D Reserve sub-Account for such Tranche of Class D Notes and deposited into that Interest Funding sub-Account for such Tranche of Class D Notes.

       (b) Payments of Principal; Payments with Respect to Derivative Agreements for Principal. If, on and after the earliest to occur of (i) the date on which any Tranche of Class D Notes are accelerated pursuant to Section 602 of the Indenture following an Event of Default with respect to such Tranche of Class D Notes, (ii) any date on or after the Distribution Date immediately preceding the Expected Principal Payment Date on which the amount on deposit in the Principal Funding sub-Account for any Tranche of Class D Notes plus the aggregate amount on deposit in the Class D Reserve sub-Account for such Tranche of the Class D Notes equals or exceeds the Outstanding Dollar Principal Amount of such Tranche of Class D Notes, provided deposits to the Principal Funding sub-Account of such Tranche of Class D Notes are permitted pursuant to Section 3.15, and (iii) the Legal Maturity Date for any Tranche of Class D Notes, the amount on deposit in the Principal Funding sub-Account for any Tranche of Class D Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.14, an amount equal to that deficiency will be withdrawn from that Class D Reserve sub-Account for such Tranche of Class D Notes and deposited into that Principal Funding sub-Account for such Tranche of Class D Notes on the Distribution Date before the date of the applicable withdrawal required pursuant to Section 3.14.

       (c) Withdrawal of Excess Amounts. If on any Distribution Date with respect to which no Class D Notes have been accelerated, the aggregate amount on deposit in the Class D Reserve Account exceeds the amount required to be on deposit in such Class D Reserve Account, the amount of such excess will be withdrawn from the Class D Reserve Account and first, allocated among and deposited to the Class D Reserve sub-Account of the Tranches of Class D Notes in the manner, order and priority set forth in Section 3.29(c), and then, applied in accordance with the provisions of, and the priority set forth in, Sections 3.01(k) through (m). Upon payment in full of any Tranche of Class D Notes, any amount remaining on deposit in the applicable Class D Reserve sub-Account will be applied in accordance with the preceding sentence.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                            Early Redemption of Notes

       Section 4.01. Early Redemption Events.

       (a)    In addition to the events identified as Early Redemption Events in
Section 1101 of the Indenture, each of the following events will be an "Early Redemption Event" with respect to the Card Series Notes:

              (i) if for any month, the average of the Excess Spread Amounts for the three preceding Monthly Periods is less than the Required Excess Spread Amount for such month; or

              (ii) the occurrence of any Pay Out Event as defined in the Pooling and Servicing Agreement or any Series 2002-CC Pay Out Event as defined in the Series 2002-CC Supplement.

       (b) In addition, the Terms Document for any Tranche of Notes may list additional events which are "Early Redemption Events" with respect to such Tranche of Notes.

                               [END OF ARTICLE IV]

                                   ARTICLE V

                         Issuer Accounts and Investments

       Section 5.01. Issuer Accounts.

       (a) On or before the Closing Date, the Indenture Trustee will cause to be established and maintained five Eligible Deposit Accounts denominated as follows: the "Interest Funding Account," "Principal Funding Account," the "Accumulation Reserve Account," the "Class C Reserve Account" and the "Class D Reserve Account" in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Card Series Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders or, in the case of the Class D Reserve Account, for the benefit of the Class D Noteholders). The Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account and the Class D Reserve Account constitute Supplemental Issuer Accounts, shall be maintained in accordance with Article IV of the Indenture and the Asset Pool One Supplement, and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Card Series Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders or, in the case of the Class D Reserve Account, for the benefit of the Class D Noteholders). If, at any time, the institution holding either the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account or the Class D Reserve Account ceases to be an Eligible Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Note Rating Agency may consent) establish a new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account, Class C Reserve Account or the Class D Reserve Account, as the case may be, that is an Eligible Deposit Account and shall transfer any cash and other property to such new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account, Class C Reserve Account or Class D Reserve Account, as the case may be. From the date such new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account, Class C Reserve Account or Class D Reserve Account is established, it will be the "Interest Funding Account," "Principal Funding Account," "Accumulation Reserve Account," "Class C Reserve Account" or a "Class D Reserve Account," as the case may be. Each Tranche of Notes will have its own sub-Account within the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account and the Class D Reserve Account. The Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account and the Class D Reserve Account will receive deposits pursuant to Article III.

       (b) Notwithstanding any provision of Section 403(a) of the Indenture to the contrary, any prefunded amounts on deposit in the Principal Funding Account will be invested in Eligible Investments that will mature no later than the following Business Day.

       (c) All payments to be made from time to time by the Indenture Trustee to Noteholders out of funds in the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account or Class D Reserve Account pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than 12:00 noon (New York City time) on the applicable Interest Payment Date or Principal Payment Date but only to the extent of Card Series Finance Charge Amounts in the applicable sub-Account or as otherwise provided in
Article III.

       (d) On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Class C Reserve Account will be retained in the Class C Reserve Account (to the extent that the sum of the amount on deposit in the Class C Reserve Account with respect to the related Monthly Period is less than the required balance for the Class C Reserve Account for that Monthly Period) and the excess, if any, will be paid to the Issuer.

       (e) On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Class D Reserve Account will be retained in the Class D Reserve Account (to the extent that the sum of the amount on deposit in the Class D Reserve Account with respect to the related Monthly Period is less than the required balance for the Class D Reserve Account for that Monthly Period) and the excess, if any, will be paid to the Issuer.

                               [END OF ARTICLE V]

              IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed all as of the day and year first above written.

                                   CAPITAL ONE MULTI-ASSET EXECUTION TRUST,

                                   By: CAPITAL ONE FUNDING, LLC, as Beneficiary and not in its individual capacity




                                   By: _____________________________________
                                       Name:
                                       Title:



                                   THE BANK OF NEW YORK, as Indenture Trustee and not in its individual capacity



                                   By: ______________________________________
                                       Name:
                                       Title:

STATE OF DELAWARE    )
                     )   ss:
COUNTY OF CASTLE     )



              On this __ day of ______, 2002, before me personally came ______________, a _________ of ____________, to me known to be the person described in and who executed the foregoing instrument, and duly acknowledged that [he][she] executed the same for the purposes therein contained, and acknowledged the same to be [his][her] free act and deed.



_____________________________
Name

_____________________________
[Notarial Seal]

STATE OF NEW YORK    )
                     )   ss:
COUNTY OF NEW YORK   )



              On the ___ day of ________________, 2002, before me personally came ______________________ to me known, who, being by me duly sworn, did depose and say that s/he is the __________________ of The Bank of New York, one of the entities described in and which executed the foregoing instrument; that s/he signed his/her name to the said instrument and that s/he has been authorized by The Bank of New York to execute the foregoing instrument.

                                          ________________________________
                                          Notary Public

                                          My Commission Expires___________


_______________________
Notarial Seal

                                                            INDENTURE SUPPLEMENT
                                                                     EXHIBIT A-1

                             [FORM OF] CLASS A NOTE

        UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

        THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE TRANSFEROR FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

                                     A-1-1

REGISTERED                                                    up to $_________ *
No. __                                                    CUSIP NO. __________

                     CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                                 [Floating Rate]

                            CARD SERIES CLASS A NOTE

        Capital One Multi-asset Execution Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the
"Expected Principal Payment Date"), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the _________ ____ Payment Date (the "Legal Maturity Date"). Interest will accrue on this Note at the rate of _____ and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer Date, from the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

        The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

________________________________

..      Denominations of $100,000 and in integral multiples of $1,000 in excess thereof

                                     A-1-2

        IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                  CAPITAL ONE MULTI-ASSET EXECUTION TRUST,
                                      as Issuer

                                  By: CAPITAL ONE FUNDING, LLC, as Beneficiary
                                      and not in its individual capacity

                                  By: _________________________________________
                                      Name:
                                      Title:

                                      Date: _________, 2002

                                     A-1-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                  THE BANK OF NEW YORK, not in its individual
                                      capacity but solely as Indenture Trustee

                                  By: _______________________________________
                                      Name:
                                      Title:

                                      Date:  ____________, 2002

                                      A-1-4

                                [REVERSE OF NOTE]

         This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its [Floating Rate] Asset Backed Notes (herein called the "Notes"), all issued under an Indenture dated as of [_________, 2002] (such indenture, as supplemented or amended, is herein called the "Indenture"), as supplemented by an Asset Pool One Supplement dated as of [_________, 2002] (the "Asset Pool One Supplement"), as further supplemented by an Indenture Supplement dated as of [_________, 2002] (the "Indenture Supplement"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class B Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 602 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

         On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1102 of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

                                     A-1-5

         Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Trust, to issue, one or more series, classes or tranches of Notes.

         On each Payment Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class A Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

         [Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

         [As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax

                                     A-1-6
or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against Funding, the Master Trust or the Issuer, or join in any institution against Funding, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                                     A-1-7

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the Asset Pool One Supplement and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-1-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

___________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                         *
       -----------------------------         ---------------------------------

                                                    Signature Guaranteed:

________________________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-1-9

                                                                      SCHEDULE A

                                     PART I

                                INTEREST PAYMENTS

                            Total Amount                     Confirmation of
Interest       Date of      of Interest      Amount of       payment by or on
Payment Date   Payment      Payable          Interest Paid   behalf of the Trust

--------------------------------------------------------------------------------

First          __________   ______________   ____________    ________________
Second         __________   ______________   ____________    ________________

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

                                     A-1-10

                                     PART II

                               PRINCIPAL PAYMENTS

                                                               Confirmation of payment by
Date of Payment    Total Amount Payable   Total Amount Paid    or on behalf of the Trust
_________________________________________________________________________________________
_______________    ____________________   _________________    __________________________
_______________    ____________________   _________________    __________________________

                                                               Confirmation of payment by
Date of Payment    Total Amount Payable   Total Amount Paid    or on behalf of the Trust

_________________________________________________________________________________________
_______________    ____________________   _________________    __________________________
_______________    ____________________   _________________    __________________________

[continue numbering until the appropriate number of installment dates for the Notes is reached]

                                     A-1-11

                                                                     EXHIBIT A-2

                             [FORM OF] CLASS B NOTE

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

                  THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE TRANSFEROR FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

                                     A-2-1

REGISTERED                                                    up to $_________ *
No. __                                                    CUSIP NO. __________

                     CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                                 [Floating Rate]

                            CARD SERIES CLASS B NOTE

         Capital One Multi-asset Execution Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the
"Expected Principal Payment Date"), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the _________ ____ Payment Date (the "Legal Maturity Date"). Interest will accrue on this Note at the rate of _______ and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer Date, from the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

_____________________
* Denominations of $100,000 and integral multiples of $1,000 in excess thereof

                                     A-2-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                             CAPITAL ONE MULTI-ASSET EXECUTION TRUST,
                                 as Issuer

                             By: CAPITAL ONE FUNDING, LLC, as Beneficiary and
                                 not in its individual capacity

                             By: ___________________________________
                                 Name:
                                 Title:

                                 Date:  _________, 2002

                                     A-2-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                  THE BANK OF NEW YORK, not in its individual
                                      capacity but solely as Indenture Trustee

                                  By: ________________________
                                      Name:
                                      Title:

                                      Date:  ____________, 2002

                                     A-2-4

                                [REVERSE OF NOTE]

         This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its [Floating Rate] Asset Backed Notes (herein called the "Notes"), all issued under an Indenture dated as of [_______ __, 2002] (such indenture, as supplemented or amended, is herein called the "Indenture"), as supplemented by an Asset Pool One Supplement dated as of [_______ __, 2002] (the "Asset Pool One Supplement"), as further supplemented by an Indenture Supplement dated as of [_______ __, 2002] (the "Indenture Supplement"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class A Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 602 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

         On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1102 of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

         Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Trust, to issue, one or more series, classes or tranches of Notes.

                                     A-2-5

         On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class B Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

         [Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

         [As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken,

                                     A-2-6
directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against Funding, the Master Trust or the Issuer, or join in any institution against Funding, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                                     A-2-7

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the Asset Pool One Supplement and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-2-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

______________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                         *
       -------------------------          -----------------------------------
                                                   Signature Guaranteed:

______________________
* NOTE: The signaturre to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                      A-2-9

                                                                      SCHEDULE A

                                     PART I

                                INTEREST PAYMENTS

                              Total Amount                         Confirmation of
Interest        Date of       of Interest       Amount of          payment by or on
Payment Date    Payment       Payable           Interest Paid      behalf of the Trust
______________________________________________________________________________________

First           __________    ______________    ____________       ________________
Second          __________    ______________    ____________       ________________

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

                                     A-2-10

                                     PART II

                               PRINCIPAL PAYMENTS

Date of Payment           Total Amount Payable          Total Amount Paid         Confirmation of payment by
                                                                                  or on behalf of the Trust
_______________________________________________________________________________________________________________
_______________________________________________________________________________________________________________
_______________________________________________________________________________________________________________

Date of Payment           Total Amount Payable          Total Amount Paid         Confirmation of payment by
                                                                                  or on behalf of the Trust
_______________________________________________________________________________________________________________
_______________________________________________________________________________________________________________
_______________________________________________________________________________________________________________

[continue numbering until the appropriate number of installment dates for the Notes is reached]

                                     A-2-11

                                                                     EXHIBIT A-3

                             [FORM OF] CLASS C NOTE

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

                  THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE TRANSFEROR FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

                                     A-3-1

REGISTERED                                                    up to $_________ *
No. __                                                     CUSIP NO. __________

                     CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                                 [Floating Rate]

                            CARD SERIES CLASS C NOTE

         Capital One Multi-asset Execution Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the
"Expected Principal Payment Date"), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the _________ ____ Payment Date (the "Legal Maturity Date"). Interest will accrue on this Note at the rate of ____ and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer Date, from the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

_______________________
* Denominations of $100,000 and in integral multiples of $1,000 in excess thereof

                                     A-3-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                    CAPITAL ONE MULTI-ASSET EXECUTION TRUST,
                                       as Issuer

                                    By: CAPITAL ONE FUNDING, LLC, as Beneficiary
                                        and not in its individual capacity



                                    By:____________________________________
                                         Name:
                                         Title:



                                         Date:  _______ __, 2002

                                     A-3-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                  THE BANK OF NEW YORK, not in its individual
                                      capacity but solely as Indenture Trustee



                                  By:___________________________________
                                     Name:
                                     Title:



                                     Date:  __________ __, 2002

                                     A-3-4

                                [REVERSE OF NOTE]

         This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its [Floating Rate] Asset Backed Notes (herein called the "Notes"), all issued under an Indenture dated as of [_______ __, 2002] (such indenture, as supplemented or amended, is herein called the "Indenture"), as supplemented by an Asset Pool One Supplement dated as of [_______ __, 2002] (the "Asset Pool One Supplement"), as further supplemented by an Indenture Supplement dated as of [_______ __, 2002] (the "Indenture Supplement"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class A Notes, the Class B Notes and the Class D Notes will also be issued under the Indenture.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 602 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

         On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1102 of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

                                     A-3-5

         Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Trust, to issue, one or more series, classes or tranches of Notes.

         On each Payment Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class C Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

         [Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

         [As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax

                                     A-3-6
or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against Funding, the Master Trust or the Issuer, or join in any institution against Funding, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                                     A-3-7

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the Asset Pool One Supplement and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-3-8

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee

________________________


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:___________________________                                     *
                                                   -----------------------------
                                                   Signature Guaranteed:

________________________
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-3-9

                                                                      SCHEDULE A

                                     PART I

                                INTEREST PAYMENTS

                                          Total Amount                                  Confirmation of
Interest                Date of           of Interest             Amount of             payment by or on
Payment Date            Payment           Payable                 Interest Paid         behalf of the Trust

----------------------- ----------------- ----------------------- --------------------- ------------------------------
First                   ______________    __________________      _________________     ______________________
Second                  ______________    __________________      _________________     ______________________

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

                                     A-3-10

                                     PART II

                               PRINCIPAL PAYMENTS

                                                                                  Confirmation of payment by
Date of Payment           Total Amount Payable          Total Amount Paid         or on behalf of the Trust
---------------------------------------------------------------------------------------------------------------

------------------    ----------------------------    ------------------------   ------------------------------

------------------    ----------------------------    ------------------------   ------------------------------

                                                                                  Confirmation of payment by
Date of Payment           Total Amount Payable          Total Amount Paid         or on behalf of the Trust
---------------------------------------------------------------------------------------------------------------

------------------    ----------------------------    ------------------------   ------------------------------

------------------    ----------------------------    ------------------------   ------------------------------

[continue numbering until the appropriate number of installment dates for the Notes is reached]

                                     A-3-11

                                                                     EXHIBIT A-4

                             [FORM OF] CLASS D NOTE

                    UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
          DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                    THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

                    THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE TRANSFEROR FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

                                     A-4-1

REGISTERED                                                    up to $_________ *
No. __                                                    CUSIP NO. __________

                     CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                                 [Floating Rate]

                            CARD SERIES CLASS D NOTE

          Capital One Multi-asset Execution Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the
"Expected Principal Payment Date"), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the _________ ____ Payment Date (the "Legal Maturity Date"). Interest will accrue on this Note at the rate of ____ and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer Date, from the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

----------
* Denominations of $100,000 and in integral multiples of $1,000 in excess thereto

                                     A-4-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                CAPITAL ONE MULTI-ASSET EXECUTION TRUST,
                                  as Issuer

                                By: CAPITAL ONE FUNDING, LLC, as Beneficiary and
                                    not in its individual capacity



                                By:
                                    --------------------------------------------
                                     Name:
                                     Title:


                                     Date:  _______ __, 2002

                                     A-4-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                THE BANK OF NEW YORK, not in its individual
                                    capacity but solely as Indenture Trustee



                                By:
                                    --------------------------------------------
                                      Name:
                                      Title:


                                      Date:  __________ __, 2002

                                     A-4-4

                                [REVERSE OF NOTE]

          This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its [Floating Rate] Asset Backed Notes (herein called the "Notes"), all issued under an Indenture dated as of [_______ __, 2002] (such indenture, as supplemented or amended, is herein called the "Indenture"), as supplemented by an Asset Pool One Supplement dated as of [_______ __, 2002] (the "Asset Pool One Supplement"), as further supplemented by an Indenture Supplement dated as of [_______ __, 2002] (the "Indenture Supplement"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

          The Class A Notes, the Class B Notes and the Class C Notes will also be issued under the Indenture.

          The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

          As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 602 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

          On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1102 of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

                                     A-4-5

         Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Trust, to issue, one or more series, classes or tranches of Notes.

         On each Payment Date, the Paying Agent shall distribute to each Class D Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class D Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class D Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

         [Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

         [As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax

                                     A-4-6
or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against Funding, the Master Trust or the Issuer, or join in any institution against Funding, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                                     A-4-7

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the Asset Pool One Supplement and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-4-8

                                   ASSIGNMENT

    Social Security or taxpayer I.D. or other identifying number of assignee

________________________

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

    (name and address of assignee)

    the within Note and all rights thereunder, and hereby irrevocably constutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

    Dated:                                                                     *
           ---------------------------         -------------------------------
                                                      Signature Guaranteed:

___________________
*NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, enlargement or any change whatsoever.

                                     A-4-9

                                                                      SCHEDULE A

                                     PART I

                                INTEREST PAYMENTS

                                Total Amount                             Confirmation of
Interest        Date of         of Interest          Amount of           payment by or on
Payment Date    Payment         Payable              Interest Paid       behalf of the Trust
____________________________________________________________________________________________

First           __________      ______________       ____________        ________________
Second          __________      ______________       ____________        ________________

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

                                     A-4-10

                                     PART II

                               PRINCIPAL PAYMENTS

                                                                  Confirmation of payment by
Date of Payment    Total Amount Payable     Total Amount Paid     or on behalf of the Trust

________________________________________________________________________________________________
_______________    ____________________     _________________     __________________________
_______________    ____________________     _________________     __________________________
                                                                  Confirmation of payment by
Date of Payment    Total Amount Payable     Total Amount Paid     or on behalf of the Trust

________________________________________________________________________________________________
_______________    ____________________     _________________     __________________________
_______________    ____________________     _________________     __________________________

[continue numbering until the appropriate number of installment dates for the Notes is reached]

                                     A-4-11

                                                                       EXHIBIT B

             [FORM OF] CARD SERIES SCHEDULE TO PAYMENT INSTRUCTIONS
                                CAPITAL ONE BANK

                                                                       EXHIBIT C

                        [FORM OF] CARD SERIES SCHEDULE TO

                         MONTHLY NOTEHOLDERS' STATEMENT

                                                                     EXHIBIT D-1


                                    [FORM OF]

================================================================================


                     CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                                    as Issuer

                                       and

                              THE BANK OF NEW YORK

                              as Indenture Trustee

                         CLASS A(2002-_) TERMS DOCUMENT

                            dated as of ____ __, 2002

                                       to

                        CARD SERIES INDENTURE SUPPLEMENT

                         dated as of September __, 2002

                                       to

                            ASSET POOL ONE SUPPLEMENT

                         dated as of September __, 2002

                                       to

                                    INDENTURE

                         dated as of September __, 2002


================================================================================

                                TABLE OF CONTENTS

                                                                                                         Page
                                                   ARTICLE I
                            Definitions and Other Provisions of General Application

Section 1.01.   Definitions ..........................................................................     1

Section 1.02.   Governing Law ........................................................................     7

Section 1.03.   Counterparts .........................................................................     7

Section 1.04.   Ratification of Indenture, the Asset Pool One Supplement and
                Indenture Supplement .................................................................     7

                                                  ARTICLE II
                                           The Class A(2002-_) Notes

Section 2.01.   Creation and Designation .............................................................     8

Section 2.02.   Adjustments to Required Subordinated Percentages .....................................     8

Section 2.03.   Interest Payment .....................................................................     8

Section 2.04.   Calculation Agent; Determination of LIBOR ............................................     9

Section 2.05.   Payments of Interest and Principal ...................................................     9

Section 2.06.   Form of Delivery of Class A(2002-_) Notes; Depository;
                Denominations ........................................................................    10

Section 2.07.   Delivery and Payment for the Class A(2002-_) Notes ...................................    10

Section 2.08.   Targeted Deposits to the Accumulation Reserve Account ................................    10

         THIS CLASS A(2002-_) TERMS DOCUMENT (this "Terms Document"), by and between CAPITAL ONE MULTI-ASSET EXECUTION TRUST, a statutory business trust organized under the laws of the State of Delaware (the "Issuer"), having its principal office at E. A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Wilmington, DE 19805, and THE BANK OF NEW YORK, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee"), is made and entered into as of ____ __, 2002.

         Pursuant to this Terms Document, the Issuer shall create a new tranche of Class A Notes and shall specify the principal terms thereof.

                                    ARTICLE I

             Definitions and Other Provisions of General Application

         Section 1.01. Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Indenture Supplement, the Asset Pool One Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

         (4) all references in this Terms Document to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document;

         (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

         (6) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement, the Asset Pool One Supplement, the Indenture or the Transfer and Administration Agreement, the terms and provisions of this Terms Document shall be controlling;

         (7) each capitalized term defined herein shall relate only to the Class A(2002-_) Notes and no other Tranche of Notes issued by the Issuer; and

               (8) "including" and words of similar import will be deemed to be followed by "without limitation."

               "Accumulation Period Amount" means $_________; provided, however, if the Accumulation Period Length is determined to be less than twelve (12) months pursuant to Section 3.10(b)(ii) of the Indenture Supplement, the Accumulation Period Amount shall be the amount specified in the definition of "Accumulation Period Amount" in the Indenture Supplement.

               "Accumulation Reserve Funding Period" shall mean, (a) if the Accumulation Period Length is determined to be one (1) month, there shall be no Accumulation Reserve Funding Period and (b) otherwise, the period (x) commencing on the earliest to occur of (i) the Monthly Period beginning three (3) calendar months prior to the first Distribution Date for which a budgeted deposit is targeted to be made into the Principal Funding sub-Account of the Class A(2002-_) Notes pursuant to Section 3.10(b) of the Indenture Supplement, (ii) the Monthly Period following the first Distribution Date following and including the _____ ___ Distribution Date for which the Quarterly Excess Spread Percentage is less than __%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 24 months prior to the Expected Principal Payment Date, (iii) the Monthly Period following the first Distribution Date following and including the _____ ___ Distribution Date for which the Quarterly Excess Spread Percentage is less than __%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 18 months prior to the Expected Principal Payment Date, and (iv) the Monthly Period following the first Distribution Date following and including the _____ ___ Distribution Date for which the Quarterly Excess Spread Percentage is less than __%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 16 months prior to the Expected Principal Payment Date and (y) ending on the close of business on the last day of the Monthly Period preceding the earlier to occur of (i) the Expected Principal Payment Date for the Class A(2002-_) Notes and (ii) the date on which the Class A(2002-_) Notes are paid in full.

               "Asset Pool One Supplement" means the Asset Pool One Supplement dated as of September __, 2002, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

               "Base Rate" means, with respect to any Monthly Period, the sum of
(a) the Card Series Servicing Fee Percentage and (b) the weighted average (based on the Outstanding Dollar Principal Amount of the related Card Series Notes) of the following:

                        (i) in the case of a Tranche of Card Series Dollar Interest-bearing Notes with no Derivative Agreement for interest, the rate of interest applicable to such Tranche for the period from and including the Monthly Interest Accrual Date for such Tranche of Card Series Dollar Interest-bearing Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of Card Series Dollar Interest-bearing Notes in the following Monthly Period;

                        (ii) in the case of a Tranche of Card Series Discount
                   Notes, the rate of accretion (converted to an accrual rate) of such Tranche for the period from and including the Monthly Interest Accrual Date for such Tranche of Card Series Discount Notes in such Monthly Period to but excluding the Monthly Interest

               Accrual Date for such Tranche of Card Series Discount Notes in the following Monthly Period;

                    (iii) in the case of a Tranche of Card Series Notes with a
               Performing Derivative Agreement for interest, the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable) for the period from and including the Monthly Interest Accrual Date for such Tranche of Card Series Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of Card Series Notes in the following Monthly Period; provided, however, that in the case of a Tranche of Card Series Notes with a Performing Derivative Agreement for interest in which the rating on such Tranche of Card Series Notes is not dependant upon the rating of the applicable Derivative Counterparty, the amount determined pursuant to this clause (iii) will be the higher of
               (1) the rate determined pursuant to this clause (iii) above and
               (2) the rate of interest applicable to such Tranche for the period from and including the Monthly Interest Accrual Date for such Tranche of Card Series Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of Card Series Notes in the following Monthly Period; and

                    (iv) in the case of a tranche of Card Series Notes with a non-Performing Derivative Agreement for interest, the rate specified for that date in the related Terms Document.

               "Calculation Agent" is defined in Section 2.04(a).

               "Class A(2002-_) Adverse Event" means the occurrence of any of the following: (a) an Early Redemption Event with respect to the Class A(2002-_) Notes or (b) an Event of Default and acceleration of the Class A(2002-_) Notes.

               "Class A(2002-_) Note" means any Note, substantially in the form set forth in Exhibit A-1 to the Indenture Supplement, designated therein as a Class A(2002-_) Note and duly executed and authenticated in accordance with the Indenture.

               "Class A(2002-_) Noteholder" means a Person in whose name a Class A(2002-_) Note is registered in the Note Register.

               "Class A(2002-_) Termination Date" means the earliest to occur of
(a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class A(2002-_) Notes is paid in full, (b) the Legal Maturity Date and
(c) the date on which the Indenture is discharged and satisfied pursuant to
Article VI thereof.

               "Excess Spread Percentage" shall mean, with respect to any Distribution Date, the amount, if any, by which the Portfolio Yield for the preceding Monthly Period exceeds the Base Rate for such Monthly Period.

               "Expected Principal Payment Date" means _____ __, ___.

               "Initial Dollar Principal Amount" means $_________.

               "Indenture" means the Indenture dated as of September __, 2002, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

               "Indenture Supplement" means the Card Series Indenture Supplement dated as of September __, 2002, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

               "Interest Payment Date" means the fifteenth day of each month commencing in ______ 2002, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

               "Interest Period" means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date (or in the case of the initial Interest Payment Date, from and including the Issuance
Date) through the day preceding such Interest Payment Date.

               "Issuance Date" means ____ __, 2002.

               "Legal Maturity Date" means ______ __, ____.

               "LIBOR" means, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Indenture Trustee on the LIBOR Determination Date for each Interest Period in accordance with the provisions of Section 2.04.

               "LIBOR Determination Date" means _____ __, ___ for the period from and including the Issuance Date to but excluding _____ __, ___ and the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

               "London Business Day" means any Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.

               "Maximum Subordination Amount of Class B Notes" means, for the Class A(2002-_) Notes for any date of determination, an amount equal to the product of (a) Adjusted Outstanding Dollar Principal Amount of the Class A(2002-_) Notes on such date of determination and (b) the percentage equivalent of a fraction, the numerator of which is 10 and the denominator of which is [___].

               "Note Interest Rate" means a rate per annum equal to __% in excess of LIBOR as determined by the Calculation Agent on the related LIBOR Determination Date with respect to each Interest Period.

               "Paying Agent" means The Bank of New York.

               "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction:

               (a)  the numerator of which is equal to the sum of:

                  (i) the aggregate amount of Card Series Available Finance Charge Amounts and Dollar payments received under Derivative Agreement in respect of Card Series Notes for interest with respect to such Monthly Period; plus

                  (ii) the aggregate amount of Interest Funding sub-Account Earnings on all Tranches of Card Series Notes for such Monthly Period; plus

                  (iii) any amounts to be treated as Card Series Finance Charge Amounts pursuant to Sections 3.20(d) and 3.27(a) of the Indenture Supplement, minus

                  (iv) the aggregate of (1) the excess, if any, of the sum of the PFA Prefunding Earnings Shortfall plus the PFA Accumulation Earnings Shortfall over the sum of the aggregate amount to be treated as Card Series Finance Charge Amounts for such Monthly Period pursuant to Sections 3.04(a)(ii) and 3.25(a) of the Indenture Supplement plus any other amounts applied to cover earnings shortfalls on amounts in the Principal Funding sub-Account for any tranche of Card Series Notes for such Monthly Period, minus

                  (v) the Card Series Default Amount for such Monthly Period, and

         (b) the denominator of which is the numerator used in the calculation of the Card Series Floating Allocation Percentage for such Monthly Period.

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 306 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Quarterly Excess Spread Percentage" means, with respect to the ______ ____ Distribution Date and each Distribution Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages with respect to the immediately preceding three Monthly Periods and the denominator of which is three.

         "Record Date" means, for any Distribution Date, the last Business Day of the preceding Monthly Period.

         "Reference Banks" means four major banks in the London interbank market selected by the Beneficiary.

         "Required Accumulation Reserve sub-Account Amount" means, with respect to any Monthly Period during the Accumulation Reserve Funding Period, an amount equal to (i) __% of the Outstanding Dollar Principal Amount of the Class A(2002-_) Notes as of the close of business on the last day of the preceding Monthly Period or (ii) any other amount designated by the Issuer; provided, however, that if such designation is of a lesser amount, the Note Rating Agencies shall have provided prior written confirmation that a Ratings Effect will not occur with respect to such change.

         "Required Subordinated Amount of Class B Notes" means, for the Class A(2002-_) Notes for any date of determination, an amount equal to the product of
(a) the Required Subordinated Percentage of Class B Notes for such Class A(2002-_) Notes on such date of determination and (b) the Adjusted Outstanding Dollar Principal Amount of such Class A(2002-_) Notes on such date of determination; provided, however, that such an amount shall not exceed the Maximum Subordination Amount of Class B Notes for the Class A(2002-_) Notes; provided further, however, that for any date of determination on or after the occurrence and during the continuation of a Class A(2002-_) Adverse Event, the Required Subordinated Amount of Class B Notes for the Class A(2002-_) Notes will be the greater of (x) the amount determined above for such date of determination and (y) the amount determined above for the date immediately prior to the date on which such Class A(2002-_) Adverse Event shall have occurred.

         "Required Subordinated Amount of Class C Notes" means, for the Class A(2002-_) Notes for any date of determination, an amount equal to the product of
(a) the Required Subordinated Percentage of Class C Notes for such Class A(2002-_) Notes on such date of determination and (b) the Adjusted Outstanding Dollar Principal Amount of such Class A(2002-_) Notes on such date of determination; provided, however, that for any date of determination on which the Class A Usage Amount of Subordinated Notes for the Class A(2002-_) Notes is greater than zero, the Required Subordinated Amount of Class C Notes for the Class A(2002-_) Notes will be an amount equal to (i) 3.0% of the greater of (A) the Adjusted Outstanding Dollar Principal Amount of the Class A(2002-_) Notes for such date of determination and (B) the Adjusted Outstanding Dollar Principal Amount of the Class A(2002-_) Notes for the date immediately prior to the most recent date on which the Class A Usage Amount of Subordinated Notes for the Class A(2002-_) Notes first exceeded zero, minus (ii) the Required Subordinated Amount of Class D Notes for the Class A(2002-_) Notes; provided further, however, that for any date of determination on or after the occurrence and during the continuation of a Class A(2002-_) Adverse Event, the Required Subordinated Amount of Class C Notes for the Class A(2002-_) Notes will be the greater of (x) the amount determined above for such date of determination, (y) the amount determined above for the date immediately prior to the date on which such Class A(2002-_) Adverse Event shall have occurred and (z) for any date of determination on which the Class A Usage Amount of Subordinated Notes for the Class A(2002-_) Notes is greater than zero, the amount determined pursuant to the preceding proviso.

         "Required Subordinated Amount of Class D Notes" means, for the Class A(2002-_) Notes for any date of determination, an amount equal to the product of
(a) the Required Subordinated Percentage of Class D Notes for such Class A(2002-_) Notes on such date of determination and (b) the Adjusted Outstanding Dollar Principal Amount of such Class A(2002-_) Notes on such date of determination; provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class A(2002-_) Adverse Event or any date of determination on which the Class A Usage Amount of Subordinated Notes for the Class A(2002-_) Notes is greater than zero, the Required Subordinated Amount of Class D Notes for the Class A(2002-_) Notes will be the greater of (x) the amount determined above for such date of determination and
(y) the amount determined above for the date immediately prior to the date on which such Class A(2002-_) Adverse Event shall have occurred or the most recent date on which the Class A Usage Amount of Subordinated Notes for the Class A(2002-_) Notes first exceeded zero.

         "Required Subordinated Percentage of Class B Notes" means, for the Class A(2002-_) Notes, ___%, subject to adjustment in accordance with Section 2.02.

         "Required Subordinated Percentage of Class C Notes" means, for the Class A(2002-_) Notes, ___%, subject to adjustment in accordance with Section 2.02.

         "Required Subordinated Percentage of Class D Notes" means, for the Class A(2002-_) Notes, ___%, subject to adjustment in accordance with Section 2.02.

         "Stated Principal Amount" means $_________.

         "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Market Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         Section 1.02. Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 1.03. Counterparts. This Terms Document may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

         Section 1.04. Ratification of Indenture, the Asset Pool One Supplement and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture, the Asset Pool One Supplement and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as so supplemented by the Asset Pool One Supplement as so supplemented by the Indenture Supplement as so supplemented and this Terms Document shall be read, taken and construed as one and the same instrument.

                               [END OF ARTICLE I]

                                   ARTICLE II

                            The Class A(2002-_) Notes

         Section 2.01. Creation and Designation. There is hereby created a tranche of Card Series Class A Notes to be issued pursuant to the Indenture, the Asset Pool One Supplement and the Indenture Supplement to be known as the "Card Series Class A(2002-_) Notes."

         Section 2.02. Adjustments to Required Subordinated Percentages.

         (a) On any date, the Issuer may change the Required Subordinated Percentage of Class B Notes or the Required Subordinated Percentage of Class C Notes, in each case for the Class A(2002-_) Notes, without the consent of any Noteholders or any Note Rating Agencies, provided that, after giving effect to such change, the sum of the Required Subordination Percentage of Class B Notes and the Required Subordinated Percentage of Class C Notes, in each case, for the Class A(2002-_) Notes after giving effect to such change is equal to or greater than the sum of the Required Subordination Percentage of Class B Notes and the Required Subordinated Percentage of Class C Notes, in each case, for the Class A(2002-_) Notes immediately prior to giving effect to such change.

         (b) On any date, the Issuer may change the Required Subordinated Percentage of Class B Notes, the Required Subordinated Percentage of Class C Notes or the Required Subordinated Percentage of Class D Notes, in each case for the Class A(2002-_) Notes, such that after giving effect to all changes to such percentages on such date the sum of the Required Subordination Percentage of Class B Notes, the Required Subordinated Percentage of Class C Notes and the Required Subordinated Amount of Class D Notes, in each case, for the Class A(2002-_) Notes after giving effect to such change is less than the sum of the Required Subordination Percentage of Class B Notes, the Required Subordinated Percentage of Class C Notes and the Required Subordinated Amount of Class D Notes, in each case, for the Class A(2002-_) Notes immediately prior to giving effect to such change, without the consent of any Noteholders, provided that the Issuer has (i) received written confirmation from each Note Rating Agency that has rated any Outstanding Notes of the Card Series that the change in such percentage will not result in a Ratings Effect with respect to any Outstanding Class A(2002-_) Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion for the Master Trust and an Issuer Tax Opinion.

         Section 2.03. Interest Payment.

         (a) For each Interest Payment Date, the amount of interest due with respect to the Class A(2002-_) Notes shall be an amount equal to the product of
(i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Note Interest Rate in effect with respect to the related Interest Period, times (ii) the Outstanding Dollar Principal Amount of the Class A(2002-_) Notes determined as of the Record Date preceding the related Distribution Date. Interest on the Class A(2002-_) Notes will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year.

         (b) Pursuant to Section 3.03 of the Indenture Supplement, on each Distribution Date, the Indenture Trustee shall deposit into the Class A(2002-_) Interest Funding sub-Account the portion of Card Series Available Finance Charge Amounts allocable to the Class A(2002-_) Notes.

         Section 2.04. Calculation Agent; Determination of LIBOR.

         (a) The Issuer hereby agrees that for so long as any Class A(2002-_) Notes are Outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Interest Period (the "Calculation Agent"). The Issuer hereby initially appoints the Indenture Trustee as the Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuer at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Calculation Agent fails to determine LIBOR for an Interest Period, the Issuer shall promptly appoint a replacement Calculation Agent that does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties, and the Issuer may not remove the Calculation Agent, without a successor having been duly appointed.

         (b) On each LIBOR Determination Date, the Calculation Agent shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Calculation Agent shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Beneficiary, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

         (c) The Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (212) 815-3247 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

         (d) On each LIBOR Determination Date, the Calculation Agent shall send to the Indenture Trustee, the Issuer and the Beneficiary, by facsimile transmission, notification of LIBOR for the following Interest Period.

         Section 2.05. Payments of Interest and Principal.

         (a) Any installment of interest or principal, if any, payable on any Class A(2002-_) Note which is punctually paid or duly provided for by the Issuer and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Class A(2002-_) Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person's account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

         (b) The right of the Class A(2002-_) Noteholders to receive payments from the Issuer will terminate on the first Business Day following the Class A(2002-_) Termination Date.

         Section 2.06. Form of Delivery of Class A(2002-_) Notes; Depository; Denominations.

         (a) The Class A(2002-_) Notes shall be delivered in the form of a global Registered Note as provided in Sections 202 and 301(i) of the Indenture, respectively.

         (b) The Depository for the Class A(2002-_) Notes shall be The Depository Trust Company, and the Class A(2002-_) Notes shall initially be registered in the name of Cede & Co., its nominee.

         (c) The Class A(2002-_) Notes will be issued in minimum denominations of $1,000 and integral multiples of that amount.

         Section 2.07. Delivery and Payment for the Class A(2002-_) Notes. The Issuer shall execute and deliver the Class A(2002-_) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class A(2002-_) Notes when authenticated, each in accordance with Section 303 of the Indenture.

         Section 2.08. Targeted Deposits to the Accumulation Reserve Account.

         The deposit targeted to be made to the Accumulation Reserve Account for any Monthly Period during the Accumulation Reserve Funding Period will be an amount equal to the Required Accumulation Reserve sub-Account Amount.

                               [END OF ARTICLE II]

         IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

                                     CAPITAL ONE MULTI-ASSET EXECUTION TRUST, by CAPITAL ONE FUNDING, LLC, as Beneficiary and not in its individual capacity



                                     By: _______________________________________
                                         Name:
                                         Title:



                                     THE BANK OF NEW YORK, as Indenture Trustee and not in its individual capacity



                                     By: _______________________________________
                                         Name:
                                         Title:

             [Signature Page to the Class A(2002-_) Terms Document]

                                                                     EXHIBIT D-2

                                    [FORM OF]

================================================================================




                     CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                                    as Issuer

                                       and

                              THE BANK OF NEW YORK

                              as Indenture Trustee


                         CLASS B(2002-_) TERMS DOCUMENT

                            dated as of ____ __, 2002

                                       to

                        CARD SERIES INDENTURE SUPPLEMENT

                           dated as of August __, 2002

                                       to

                            ASSET POOL ONE SUPPLEMENT

                         dated as of September __, 2002

                                       to

                                    INDENTURE

                         dated as of September __, 2002



================================================================================

                               TABLE OF CONTENTS

                                                                                 Page

                                    ARTICLE I
             Definitions and Other Provisions of General Application

Section 1.01.   Definitions ....................................................    1

Section 1.02.   Governing Law ..................................................    7

Section 1.03.   Counterparts ...................................................    7

Section 1.04.   Ratification of Indenture, the Asset Pool One Supplement and
                Indenture Supplement ...........................................    7

                                   ARTICLE II
                            The Class B(2002-_) Notes

Section 2.01.   Creation and Designation .......................................    8

Section 2.02.   Adjustments to Required Subordinated Percentages ...............    8

Section 2.03.   Interest Payment ...............................................    8

Section 2.04.   Calculation Agent; Determination of LIBOR ......................    8

Section 2.05.   Payments of Interest and Principal .............................    9

Section 2.06.   Form of Delivery of Class B(2002-_) Notes; Depository;
                Denominations ..................................................    9

Section 2.07.   Delivery and Payment for the Class B(2002-_) Notes .............   10

Section 2.08.   Targeted Deposits to the Accumulation Reserve Account ..........   10

         THIS CLASS B(2002-_) TERMS DOCUMENT (this "Terms Document"), by and between CAPITAL ONE MULTI-ASSET EXECUTION TRUST, a statutory business trust organized under the laws of the State of Delaware (the "Issuer"), having its principal office at E. A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Wilmington, DE 19805 and THE BANK OF NEW YORK, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee"), is made and entered into as of ____ __, 2002.

         Pursuant to this Terms Document, the Issuer shall create a new tranche of Class B Notes and shall specify the principal terms thereof.

                                   ARTICLE I

             Definitions and Other Provisions of General Application

         Section 1.01. Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Indenture Supplement, the Asset Pool One Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

         (4) all references in this Terms Document to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document;

         (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

         (6) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement, the Asset Pool One Supplement, the Indenture or the Transfer and Administration Agreement, the terms and provisions of this Terms Document shall be controlling;

         (7) each capitalized term defined herein shall relate only to the Class B(2002-_) Notes and no other Tranche of Notes issued by the Issuer; and

         (8) "including" and words of similar import will be deemed to be followed by "without limitation."


         "Accumulation Period Amount" means $_________; provided, however, if the Accumulation Period Length is determined to be less than twelve (12) months pursuant to Section 3.10(b)(ii) of the Indenture Supplement, the Accumulation Period Amount shall be the amount specified in the definition of "Accumulation Period Amount" in the Indenture Supplement.

         "Accumulation Reserve Funding Period" shall mean, (a) if the Accumulation Period Length is determined to be one (1) month, there shall be no Accumulation Reserve Funding Period and (b) otherwise, the period (x) commencing on the earliest to occur of (i) the Monthly Period beginning three (3) calendar months prior to the first Distribution Date for which a budgeted deposit is targeted to be made into the Principal Funding sub-Account of the Class B(2002-_) Notes pursuant to Section 3.10(b) of the Indenture Supplement, (ii) the Monthly Period following the first Distribution Date following and including the _____ ___ Distribution Date for which the Quarterly Excess Spread Percentage is less than __%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 24 months prior to the Expected Principal Payment Date, (iii) the Monthly Period following the first Distribution Date following and including the _____ ___ Distribution Date for which the Quarterly Excess Spread Percentage is less than __%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 18 months prior to the Expected Principal Payment Date, and (iv) the Monthly Period following the first Distribution Date following and including the _____ ___ Distribution Date for which the Quarterly Excess Spread Percentage is less than __%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 16 months prior to the Expected Principal Payment Date and (y) ending on the close of business on the last day of the Monthly Period preceding the earlier to occur of (i) the Expected Principal Payment Date for the Class B(2002-_) Notes and (ii) the date on which the Class B(2002-_) Notes are paid in full.

         "Aggregate Class B Unencumbered Amount" means an amount equal to the Adjusted Outstanding Dollar Principal Amount of all Class B Notes in the Card Series minus the sum of the Required Subordinated Amount of Class B Notes for all Class A Notes in the Card Series.

         "Asset Pool One Supplement" means the COMT Asset Pool Supplement dated as of September __, 2002, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

         "Base Rate" means, with respect to any Monthly Period, the sum of (a) the Card Series Servicing Fee Percentage and (b) the weighted average (based on the Outstanding Dollar Principal Amount of the related Card Series Notes) of the following:

               (i) in the case of a Tranche of Card Series Dollar Interest-bearing Notes with no Derivative Agreement for interest, the rate of interest applicable to such Tranche for the period from and including the Monthly Interest Accrual Date for such Tranche of Card Series Dollar Interest-bearing Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of Card Series Dollar Interest-bearing Notes in the following Monthly Period;

               (ii) in the case of a Tranche of Card Series Discount Notes, the rate of accretion (converted to an accrual rate) of such Tranche for the period from and including the Monthly Interest Accrual Date for such Tranche of Card Series Discount Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of Card Series Discount Notes in the following Monthly Period;

               (iii) in the case of a Tranche of Card Series Notes with a Performing Derivative Agreement for interest, the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable) for the period from and including the Monthly Interest Accrual Date for such Tranche of Card Series Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of Card Series Notes in the following Monthly Period; provided, however, that in the case of a Tranche of Card Series Notes with a Performing Derivative Agreement for interest in which the rating on such Tranche of Card Series Notes is not dependant upon the rating of the applicable Derivative Counterparty, the amount determined pursuant to this clause (iii) will be the higher of (1) the rate determined pursuant to this clause (iii) above and (2) the rate of interest applicable to such Tranche for the period from and including the Monthly Interest Accrual Date for such Tranche of Card Series Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of Card Series Notes in the following Monthly Period; and

         (iv) in the case of a tranche of Card Series Notes with a non-Performing Derivative Agreement for interest, the rate specified for that date in the related Terms Document.

         "Calculation Agent" is defined in Section 2.04(a).

         "Class B(2002-_) Adverse Event" means the occurrence of any of the following: (a) an Early Redemption Event with respect to the Class B(2002-_) Notes or (b) an Event of Default and acceleration of the Class B(2002-_) Notes.

         "Class B(2002-_) Note" means any Note, substantially in the form set forth in Exhibit A-1 to the Indenture Supplement, designated therein as a Class B(2002-_) Note and duly executed and authenticated in accordance with the Indenture.

         "Class B(2002-_) Noteholder" means a Person in whose name a Class B(2002-_) Note is registered in the Note Register.

         "Class B(2002-_) Termination Date" means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class B(2002-_) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

         "Encumbered Required Subordinated Amount of Class C Notes" means, for the Class B(2002-_) Notes, an amount equal to the product of (a) the aggregate Required Subordinated Amount of Class C Notes for all Class A Notes in the Card Series with a Required Subordinated Amount of Class B Notes greater than zero and (b) the percentage equivalent of a fraction, the numerator of which is the Adjusted Outstanding Dollar Principal Amount of the Class B(2002-) Notes and the denominator of which is the Adjusted Outstanding Dollar Principal Amount of all Class B Notes in the Card Series.

         "Encumbered Required Subordinated Amount of Class D Notes" means, for the Class B(2002-_) Notes, an amount equal to the product of (a) the aggregate Required Subordinated Amount of Class D Notes for all Class A Notes in the Card Series with a Required Subordinated Amount of Class B Notes greater than zero and (b) the percentage equivalent of a fraction, the numerator of which is the Adjusted Outstanding Dollar Principal Amount of the Class B(2002-) Notes and the denominator of which is the Adjusted Outstanding Dollar Principal Amount of all Class B Notes in the Card Series.

         "Excess Spread Percentage" shall mean, with respect to any Distribution Date, the amount, if any, by which the Portfolio Yield for the preceding Monthly Period exceeds the Base Rate for such Monthly Period.

         "Expected Principal Payment Date" means _____ __, ___.

         "Initial Dollar Principal Amount" means $_________.

         "Indenture" means the Indenture dated as of September __, 2002, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

         "Indenture Supplement" means the Card Series Indenture Supplement dated as of September __, 2002, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

         "Interest Payment Date" means the fifteenth day of each month commencing in ______ 2002, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

         "Interest Period" means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date (or in the case of the initial Interest Payment Date, from and including the Issuance Date) through the day preceding such Interest Payment Date.

         "Issuance Date" means ____ __, 2002.

         "Legal Maturity Date" means ______ __, ____.

         "LIBOR" means, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Indenture Trustee on the LIBOR Determination Date for each Interest Period in accordance with the provisions of Section 2.04.

         "LIBOR Determination Date" means _____ __, ___ for the period from and including the Issuance Date to but excluding _____ __, ___ and the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

         "London Business Day" means any Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.

                  "Note Interest Rate" means a rate per annum equal to __% in excess of LIBOR as determined by the Calculation Agent on the related LIBOR Determination Date with respect to each Interest Period.

                  "Paying Agent" means The Bank of New York.

                  "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction:

                  (a)      the numerator of which is equal to the sum of:

                           (i) the aggregate amount of Card Series Available Finance Charge Amounts and Dollar payments received under Derivative Agreement in respect of Card Series Notes for interest with respect to such Monthly Period; plus

                           (ii) the aggregate amount of Interest Funding sub-Account Earnings on all Tranches of Card Series Notes for such Monthly Period; plus

                           (iii) any amounts to be treated as Card Series
                  Finance Charge Amounts pursuant to Sections 3.20(d) and 3.27(a) of the Indenture Supplement, minus

                           (iv) the aggregate of (1) the excess, if any, of the sum of the PFA Prefunding Earnings Shortfall plus the PFA Accumulation Earnings Shortfall over the sum of the aggregate amount to be treated as Card Series Finance Charge Amounts for such Monthly Period pursuant to Sections 3.04(a)(ii) and 3.25(a) of the Indenture Supplement plus any other amounts applied to cover earnings shortfalls on amounts in the Principal Funding sub-Account for any tranche of Card Series Notes for such Monthly Period, minus

                           (v) the Card Series Default Amount for such Monthly Period, and

                  (b) the denominator of which is the numerator used in the calculation of the Card Series Floating Allocation Percentage for such Monthly Period.

                  "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 306 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "Quarterly Excess Spread Percentage" means, with respect to the ______ ____ Distribution Date and each Distribution Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages with respect to the immediately preceding three Monthly Periods and the denominator of which is three.

                  "Record Date" means, for any Distribution Date, the last Business Day of the preceding Monthly Period.

                  "Reference Banks" means four major banks in the London interbank market selected by the Beneficiary.

                  "Required Accumulation Reserve sub-Account Amount" means, with respect to any Monthly Period during the Accumulation Reserve Funding Period, an amount equal to (i) __% of the Outstanding Dollar Principal Amount of the Class B(2002-_) Notes as of the close of business on the last day of the preceding Monthly Period or (ii) any other amount designated by the Issuer; provided, however, that if such designation is of a lesser amount, the Note Rating Agencies shall have provided prior written confirmation that a Ratings Effect will not occur with respect to such change.

                  "Required Subordinated Amount of Class C Notes" means, for the Class B(2002-_) Notes, an amount equal to the sum of (a) the Unencumbered Required Subordinated Amount of Class C Notes for such Class B(2002-_) Notes and
(b) the Encumbered Required Subordinated Amount of Class C Notes for such Class B(2002-_) Notes; provided, however, that for any date of determination on which the Class B Usage Amount of Subordinated Notes for the Class B(2002-_) Notes is greater than zero, the Required Subordinated Amount of Class C Notes for the Class B(2002-_) Notes will be an amount equal to (i) 3.0% of the greater of (A) the Adjusted Outstanding Dollar Principal Amount of the Class B(2002-_) Notes for such date of determination and (B) the Adjusted Outstanding Dollar Principal Amount of the Class B(2002-_) Notes for the date immediately prior to the most recent date on which the Class B Usage Amount of Subordinated Notes for the Class B(2002-_) Notes first exceeded zero, minus (ii) the Required Subordinated Amount of Class D Notes for the Class B(2002-_) Notes; provided further, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2002-_) Adverse Event, the Required Subordinated Amount of Class C Notes for the Class B(2002-_) Notes will be the greater of (x) the amount determined above for such date of determination, (y) the amount determined above for the date immediately prior to the date on which such Class B(2002-_) Adverse Event shall have occurred and (z) for any date of determination on which the Class B Usage Amount of Subordinated Notes for the Class B(2002-_) Notes is greater than zero, the amount determined pursuant to the preceding proviso.

                  "Required Subordinated Amount of Class D Notes" means, for the Class B(2002-_) Notes, an amount equal to the sum of (a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class B(2002-_) Notes and
(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class B(2002-_) Notes; provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2002-_) Adverse Event or any date of determination on which the Class B Usage Amount of Subordinated Notes for the Class B(2002-_) Notes is greater than zero, the Required Subordinated Amount of Class B Notes for the Class B(2002-_) Notes will be the greater of (x) the amount determined above for such date of determination and (y) the amount determined above for the date immediately prior to the date on which such Class B(2002-_) Adverse Event shall have occurred or the most recent date on which the Class B Usage Amount of Subordinated Notes for the Class B(2002-_) Notes first exceeded zero.

                  "Required Subordinated Percentage of Class C Notes" means, for the Class B(2002-_) Notes, ___%, subject to adjustment in accordance with
Section 2.02.

          "Required Subordinated Percentage of Class D Notes" means, for the Class B(2002-_) Notes, ___%, subject to adjustment in accordance with Section 2.02.

          "Stated Principal Amount" means $_________.

          "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Market Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          "Unencumbered Amount" means, for the Class B(2002-_) Notes, an amount equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the Aggregate Class B Unencumbered Amount and the denominator of which is the Adjusted Outstanding Dollar Principal Amount of all Class B Notes in the Card Series and (b) the Adjusted Outstanding Dollar Principal Amount of the Class B(2002-_) Notes.

          "Unencumbered Required Subordinated Amount of Class C Notes" means, for the Class B(2002-_) Notes, an amount equal to the product of (a) the Unencumbered Amount for the Class B(2002-_) Notes and (b) the Required Subordinated Percentage of Class C Notes for the Class B(2002-_) Notes.

          "Unencumbered Required Subordinated Amount of Class D Notes" means, for the Class B(2002-_) Notes, an amount equal to the product of (a) the Unencumbered Amount for the Class B(2002-_) Notes and (b) the Required Subordinated Percentage of Class D Notes for the Class B(2002-_) Notes.

          Section 1.02. Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 1.03. Counterparts. This Terms Document may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

          Section 1.04. Ratification of Indenture, the Asset Pool One Supplement and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture, the Asset Pool One Supplement and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as so supplemented by the Asset Pool One Supplement as so supplemented by the Indenture Supplement as so supplemented and this Terms Document shall be read, taken and construed as one and the same instrument.

                               [END OF ARTICLE I]

                                   ARTICLE II

                            The Class B(2002-_) Notes

          Section 2.01. Creation and Designation. There is hereby created a tranche of Card Series Class B Notes to be issued pursuant to the Indenture, the Asset Pool One Supplement and the Indenture Supplement to be known as the "Card Series Class B(2002-_) Notes."

          Section 2.02. Adjustments to Required Subordinated Percentages.

          (a) On any date, the Issuer may increase the Required Subordinated Percentage of Class C Notes or the Required Subordinated Percentage of Class D Notes, in each case, for the Class B(2002-_) Notes without the consent of any Noteholders or the Rating Agencies.

          (b) On any date, the Issuer may reduce the Required Subordinated Percentage of Class C Notes or the Required Subordinated Percentage of Class D Notes, in each case for the Class B(2002-_) Notes, provided that the Issuer has
(i) received written confirmation from each Note Rating Agency that has rated any Outstanding Notes of the Card Series that the change in such percentage will not result in a Ratings Effect with respect to any Outstanding Class B(2002-_) Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion for the Master Trust and an Issuer Tax Opinion.

          Section 2.03. Interest Payment.

          (a) For each Interest Payment Date, the amount of interest due with respect to the Class B(2002-_) Notes shall be an amount equal to the product of
(i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Note Interest Rate in effect with respect to the related Interest Period, times (ii) the Outstanding Dollar Principal Amount of the Class B(2002-_) Notes determined as of the Record Date preceding the related Distribution Date. Interest on the Class B(2002-_) Notes will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year.

          (b) Pursuant to Section 3.03 of the Indenture Supplement, on each Distribution Date, the Indenture Trustee shall deposit into the Class B(2002-_) Interest Funding sub-Account the portion of Card Series Finance Charge Amounts allocable to the Class B(2002-_) Notes.

          Section 2.04. Calculation Agent; Determination of LIBOR.

          (a) The Issuer hereby agrees that for so long as any Class B(2002-_) Notes are Outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Interest Period (the "Calculation Agent"). The Issuer hereby initially appoints the Indenture Trustee as the Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuer at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Calculation Agent fails to determine LIBOR for an Interest Period, the Issuer shall promptly appoint a replacement Calculation Agent that does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties, and the Issuer may not remove the Calculation Agent, without a successor having been duly appointed.

          (b) On each LIBOR Determination Date, the Calculation Agent shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Calculation Agent shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Beneficiary, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

          (c) The Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (212) 815-3247 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

          (d) On each LIBOR Determination Date, the Calculation Agent shall send to the Indenture Trustee, the Issuer and the Beneficiary, by facsimile transmission, notification of LIBOR for the following Interest Period.

          Section 2.05. Payments of Interest and Principal.

          (a) Any installment of interest or principal, if any, payable on any Class B(2002-_) Note which is punctually paid or duly provided for by the Issuer and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Class B(2002-_) Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person's account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

          (b) The right of the Class B(2002-_) Noteholders to receive payments from the Issuer will terminate on the first Business Day following the Class B(2002-_) Termination Date.

          Section 2.06. Form of Delivery of Class B(2002-_) Notes; Depository; Denominations.

          (a) The Class B(2002-_) Notes shall be delivered in the form of a global Registered Note as provided in Sections 202 and 301(i) of the Indenture, respectively.

         (b) The Depository for the Class B(2002-_) Notes shall be The Depository Trust Company, and the Class B(2002-_) Notes shall initially be registered in the name of Cede & Co., its nominee.

         (c) The Class B(2002-_) Notes will be issued in minimum denominations of $1,000 and integral multiples of that amount.

         Section 2.07. Delivery and Payment for the Class B(2002-_) Notes. The Issuer shall execute and deliver the Class B(2002-_) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class B(2002-_) Notes when authenticated, each in accordance with Section 303 of the Indenture.

         Section 2.08. Targeted Deposits to the Accumulation Reserve Account.

         The deposit targeted to be made to the Accumulation Reserve Account for any Monthly Period during the Accumulation Reserve Funding Period will be an amount equal to the Required Accumulation Reserve sub-Account Amount.

                               [END OF ARTICLE II]

         IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

                                    CAPITAL ONE MULTI-ASSET EXECUTION TRUST, by CAPITAL ONE FUNDING, LLC, as Beneficiary and not in its individual capacity



                                    By:  _______________________________________
                                         Name:
                                         Title:

                                    THE BANK OF NEW YORK, as Indenture Trustee and not in its individual capacity



                                    By:  _______________________________________
                                      Name:
                                      Title:


             [Signature Page to the Class B(2002-_) Terms Document]

                                                                     EXHIBIT D-3

                                    [FORM OF]

================================================================================



                     CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                                    as Issuer

                                       and

                              THE BANK OF NEW YORK

                              as Indenture Trustee


                         CLASS C(2002-_) TERMS DOCUMENT

                            dated as of ____ __, 2002

                                       to

                        CARD SERIES INDENTURE SUPPLEMENT

                         dated as of September __, 2002

                                       to

                            ASSET POOL ONE SUPPLEMENT

                         dated as of September __, 2002

                                       to

                                    INDENTURE

                         dated as of September __, 2002


================================================================================

                                TABLE OF CONTENTS

                                                                                                         Page
                                                   ARTICLE I
                            Definitions and Other Provisions of General Application

Section 1.01.   Definitions ............................................................................   1

Section 1.02.   Governing Law ..........................................................................   7

Section 1.03.   Counterparts ...........................................................................   7

Section 1.04.   Ratification of Indenture, the Asset Pool One Supplement and
                Indenture Supplement ...................................................................   7

                                                  ARTICLE II
                                           The Class C(2002-_) Notes

Section 2.01.   Creation and Designation ...............................................................   8

Section 2.02.   Adjustments to Required Subordinated Percentages .......................................   8

Section 2.03.   Interest Payment .......................................................................   8

Section 2.04.   Calculation Agent; Determination of LIBOR ..............................................   8

Section 2.05.   Payments of Interest and Principal .....................................................   9

Section 2.06.   Targeted Deposit to the Class C Reserve Account ........................................   9

Section 2.07.   Form of Delivery of Class C(2002-_) Notes; Depository;
                Denominations ..........................................................................  10

Section 2.08.   Delivery and Payment for the Class C(2002-_) Notes .....................................  10

Section 2.09.   Targeted Deposits to the Accumulation Reserve Account ..................................  10

         THIS CLASS C(2002-_) TERMS DOCUMENT (this "Terms Document"), by and between CAPITAL ONE MULTI-ASSET EXECUTION TRUST, a statutory business trust organized under the laws of the State of Delaware (the "Issuer"), having its principal office at E.A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Wilmington, DE 19805, and THE BANK OF NEW YORK, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee"), is made and entered into as of ____ __, 2002.

         Pursuant to this Terms Document, the Issuer shall create a new tranche of Class C Notes and shall specify the principal terms thereof.

                                   ARTICLE I

             Definitions and Other Provisions of General Application

         Section 1.01. Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                 (2) all other terms used herein which are defined in the Indenture Supplement, the Asset Pool One Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

                 (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

                 (4) all references in this Terms Document to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document;

                 (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

                 (6) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement, the Asset Pool One Supplement, the Indenture or the Transfer and Administration Agreement, the terms and provisions of this Terms Document shall be controlling;

                 (7) each capitalized term defined herein shall relate only to the Class C(2002-_) Notes and no other Tranche of Notes issued by the Issuer; and

                 (8) "including" and words of similar import will be deemed to be followed by "without limitation."

         "Accumulation Period Amount" means $_________; provided, however, if the Accumulation Period Length is determined to be less than twelve (12) months pursuant to Section 3.10(b)(ii) of the Indenture Supplement, the Accumulation Period Amount shall be the amount specified in the definition of "Accumulation Period Amount" in the Indenture Supplement.

         "Accumulation Reserve Funding Period" shall mean, (a) if the Accumulation Period Length is determined to be one (1) month, there shall be no Accumulation Reserve Funding Period and (b) otherwise, the period (x) commencing on the earliest to occur of (i) the Monthly Period beginning three (3) calendar months prior to the first Distribution Date for which a budgeted deposit is targeted to be made into the Principal Funding sub-Account of the Class C(2002-_) Notes pursuant to Section 3.10(b) of the Indenture Supplement, (ii) the Monthly Period following the first Distribution Date following and including the _____ ___ Distribution Date for which the Quarterly Excess Spread Percentage is less than __%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 24 months prior to the Expected Principal Payment Date, (iii) the Monthly Period following the first Distribution Date following and including the _____ ___ Distribution Date for which the Quarterly Excess Spread Percentage is less than __%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 18 months prior to the Expected Principal Payment Date, and (iv) the Monthly Period following the first Distribution Date following and including the _____ ___ Distribution Date for which the Quarterly Excess Spread Percentage is less than __%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 16 months prior to the Expected Principal Payment Date and (y) ending on the close of business on the last day of the Monthly Period preceding the earlier to occur of (i) the Expected Principal Payment Date for the Class C(2002-_) Notes and (ii) the date on which the Class C(2002-_) Notes are paid in full.

         "Aggregate Class C Unencumbered Amount" means an amount equal to (a) the Adjusted Outstanding Dollar Principal Amount of all Class C Notes in the Card Series minus (b) the sum of the Required Subordinated Amount of Class C Notes for all Class A Notes in the Card Series plus the Unencumbered Required Subordinated Amount of Class C Notes for all Class B Notes in the Card Series.

         "Asset Pool One Supplement" means the Asset Pool One Supplement dated as of September __, 2002, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

         "Base Rate" means, with respect to any Monthly Period, the sum of (a) the Card Series Servicing Fee Percentage and (b) the weighted average (based on the Outstanding Dollar Principal Amount of the related Card Series Notes) of the following:

                  (i) in the case of a Tranche of Card Series Dollar Interest-bearing Notes with no Derivative Agreement for interest, the rate of interest applicable to such Tranche for the period from and including the Monthly Interest Accrual Date for such Tranche of Card Series Dollar Interest-bearing Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of Card Series Dollar Interest-bearing Notes in the following Monthly Period;

                  (ii) in the case of a Tranche of Card Series Discount Notes, the rate of accretion (converted to an accrual rate) of such Tranche for the period from and including the Monthly Interest Accrual Date for such Tranche of Card Series Discount Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of Card Series Discount Notes in the following Monthly Period;

                  (iii) in the case of a Tranche of Card Series Notes with a Performing Derivative Agreement for interest, the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable) for the period from and including the Monthly Interest Accrual Date for such Tranche of Card Series Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of Card Series Notes in the following Monthly Period; provided, however, that in the case of a Tranche of Card Series Notes with a Performing Derivative Agreement for interest in which the rating on such Tranche of Card Series Notes is not dependant upon the rating of the applicable Derivative Counterparty, the amount determined pursuant to this clause (iii) will be the higher of (1) the rate determined pursuant to this clause (iii) above and (2) the rate of interest applicable to such Tranche for the period from and including the Monthly Interest Accrual Date for such Tranche of Card Series Notes in such Monthly Period to but excluding the Monthly Interest Accrual Date for such Tranche of Card Series Notes in the following Monthly Period; and

                  (iv) in the case of a tranche of Card Series Notes with a non-Performing Derivative Agreement for interest, the rate specified for that date in the related Terms Document.

         "Calculation Agent" is defined in Section 2.04(a).

         "Class C(2002-_) Adverse Event" means the occurrence of any of the following: (a) an Early Redemption Event with respect to the Class C(2002-_) Notes or (b) an Event of Default and acceleration of the Class C(2002-_) Notes.

         "Class C(2002-_) Note" means any Note, substantially in the form set forth in Exhibit A-3 to the Indenture Supplement, designated therein as a Class C(2002-_) Note and duly executed and authenticated in accordance with the Indenture.

         "Class C(2002-_) Noteholder" means a Person in whose name a Class C(2002-_) Note is registered in the Note Register.

         "Class C Reserve Account Percentage" means, (i) zero, if the Quarterly Excess Spread Percentage on such Distribution Date is greater than or equal to __%, (ii) __%, if the Quarterly Excess Spread Percentage on such Distribution Date is less than __% and greater than or equal to __%, (iii) __%, if the Quarterly Excess Spread Percentage on such Transfer Date is less than __% and greater than or equal to __%, (iv) __%, if the Quarterly Excess Spread Percentage is less than __% and greater than or equal to __%; (v) __%, if the Quarterly Excess Spread Percentage on such Distribution Date is less than __% and greater than or equal to __%, (vi) __%, if the Quarterly Excess Spread Percentage is less than __% and greater than or equal to __%, and (vii) __%, if the Quarterly Excess Spread Percentage on such Distribution Date is less than __%.

         "Class C(2002-_) Termination Date" means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class C(2002-_) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

         "Encumbered Required Subordinated Amount of Class D Notes" means, for the Class C(2002-_) Notes, an amount equal to the product of (a) the aggregate Required Subordinated Amount of Class D Notes for all Class A Notes in the Card Series plus the sum of the Unencumbered Required Subordinated Amount of Class D Notes for all Class B Notes in the Card Series and (b) the percentage equivalent of a fraction, the numerator of which is the Adjusted Outstanding Dollar Principal Amount of the Class C(2002-) Notes and the denominator of which is the Adjusted Outstanding Dollar Principal Amount of all Class C Notes in the Card Series.

         "Excess Spread Percentage" shall mean, with respect to any Distribution Date, the amount, if any, by which the Portfolio Yield for the preceding Monthly Period exceeds the Base Rate for such Monthly Period.

         "Expected Principal Payment Date" means _____ __, ___.

         "Initial Dollar Principal Amount" means $_________.

         "Indenture" means the Indenture dated as of September __, 2002, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

         "Indenture Supplement" means the Card Series Indenture Supplement dated as of September __, 2002, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

         "Interest Payment Date" means the fifteenth day of each month commencing in ______ 2002, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

         "Interest Period" means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date (or in the case of the initial Interest Payment Date, from and including the Issuance Date) through the day preceding such Interest Payment Date.

         "Issuance Date" means ____ __, 2002.

         "Legal Maturity Date" means ______ __, ____.

         "LIBOR" means, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Indenture Trustee on the LIBOR Determination Date for each Interest Period in accordance with the provisions of Section 2.04.

         "LIBOR Determination Date" means _____ __, ___ for the period from and including the Issuance Date to but excluding _____ __, ___ and the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

         "London Business Day" means any Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.

         "Note Interest Rate" means a rate per annum equal to __% in excess of LIBOR as determined by the Calculation Agent on the related LIBOR Determination Date with respect to each Interest Period.

         "Paying Agent" means The Bank of New York.

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 306 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction:

         (a) the numerator of which is equal to the sum of:

             (i) the aggregate amount of Card Series Available Finance Charge Amounts and Dollar payments received under Derivative Agreement in respect of Card Series Notes for interest with respect to such Monthly Period; plus

             (ii) the aggregate amount of Interest Funding sub-Account Earnings on all Tranches of Card Series Notes for such Monthly Period; plus

             (iii) any amounts to be treated as Card Series Finance Charge Amounts pursuant to Sections 3.20(d) and 3.27(a) of the Indenture Supplement, minus

             (iv) the aggregate of (1) the excess, if any, of the sum of the PFA Prefunding Earnings Shortfall plus the PFA Accumulation Earnings Shortfall over the sum of the aggregate amount to be treated as Card Series Finance Charge Amounts for such Monthly Period pursuant to Sections 3.04(a)(ii) and 3.25(a) of the Indenture Supplement plus any other amounts applied to cover earnings shortfalls on amounts in the Principal Funding sub-Account for any tranche of Card Series Notes for such Monthly Period, minus

             (v)   the Card Series Default Amount for such Monthly Period, and

         (b) the denominator of which is the numerator used in the calculation of the Card Series Floating Allocation Percentage for such Monthly Period.

         "Quarterly Excess Spread Percentage" means, with respect to the ______ ____ Distribution Date and each Distribution Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages with respect to the immediately preceding three Monthly Periods and the denominator of which is three.

         "Record Date" means, for any Distribution Date, the last Business Day of the preceding Monthly Period.

         "Reference Banks" means four major banks in the London interbank market selected by the Beneficiary.

         "Required Accumulation Reserve sub-Account Amount" means, with respect to any Monthly Period during the Accumulation Reserve Funding Period, an amount equal to (i) __% of the Outstanding Dollar Principal Amount of the Class C(2002-_) Notes as of the close of business on the last day of the preceding Monthly Period or (ii) any other amount designated by the Issuer; provided, however, that if such designation is of a lesser amount, the Note Rating Agencies shall have provided prior written confirmation that a Ratings Effect will not occur with respect to such change.

         "Required Subordinated Amount of Class D Notes" means, for the Class C(2002-_) Notes, an amount equal to the sum of (a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class C(2002--) Notes and (b) the Encumbered Required Subordinated Amount of Class D Notes for such Class C(2002-_) Notes; provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class C(2002-_) Adverse Event, the Required Subordinated Amount of Class B Notes for the Class C(2002-_) Notes will be the greater of (x) the amount determined above for such date of determination and (y) the amount determined above for the date immediately prior to the date on which such Class C(2002-_) Adverse Event shall have occurred.

         "Required Subordinated Percentage of Class D Notes" means, for the Class C(2002-_) Notes, ___%, subject to adjustment in accordance with Section 2.02.

         "Stated Principal Amount" means $_________.

         "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Market Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Unencumbered Amount" means, for the Class C(2002-_) Notes, an amount equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the Aggregate Class C Unencumbered Amount and the denominator of which is the Adjusted Outstanding Dollar Principal Amount of all Class C Notes in the Card Series and (b) the Adjusted Outstanding Dollar Principal Amount of the Class C(2002-_) Notes.

         "Unencumbered Required Subordinated Amount of Class D Notes" means, for the Class C(2002-_) Notes, an amount equal to the product of (a) the Unencumbered Amount for the

Class C(2002-_) Notes and (b) the Required Subordinated Percentage of Class D Notes for the Class C(2002-_) Notes.

         Section 1.02. Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 1.03. Counterparts. This Terms Document may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

         Section 1.04. Ratification of Indenture, the Asset Pool One Supplement and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture, the Asset Pool One Supplement and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as so supplemented by the Asset Pool One Supplement as so supplemented by the Indenture Supplement as so supplemented and this Terms Document shall be read, taken and construed as one and the same instrument.

                               [END OF ARTICLE I]

                                   ARTICLE II

                            The Class C(2002-_) Notes

         Section 2.01. Creation and Designation. There is hereby created a tranche of Card Series Class C Notes to be issued pursuant to the Indenture, the Asset Pool One Supplement and the Indenture Supplement to be known as the "Card Series Class C(2002-_) Notes."

         Section 2.02. Adjustments to Required Subordinated Percentages. On any date, the Issuer may reduce the Required Subordinated Percentage of Class D Notes for the Class C(2002-_) Notes, provided that the Issuer has (i) received written confirmation from each Note Rating Agency that has rated any Outstanding Notes of the Card Series that the change in such percentage will not result in a Ratings Effect with respect to any Outstanding Class C(2002-_) Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion for the Master Trust and an Issuer Tax Opinion.

         Section 2.03. Interest Payment.

         (a) For each Interest Payment Date, the amount of interest due with respect to the Class C(2002-_) Notes shall be an amount equal to the product of
(i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Note Interest Rate in effect with respect to the related Interest Period, times (ii) the Outstanding Dollar Principal Amount of the Class C(2002-_) Notes determined as of the Record Date preceding the related Distribution Date. Interest on the Class C(2002-_) Notes will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year.

         (b) Pursuant to Section 3.03 of the Indenture Supplement, on each Distribution Date, the Indenture Trustee shall deposit into the Class C(2002-_) Interest Funding sub-Account the portion of Card Series Available Finance Charge Amounts allocable to the Class C(2002-_) Notes.

         Section 2.04. Calculation Agent; Determination of LIBOR.

         (a) The Issuer hereby agrees that for so long as any Class C(2002-_) Notes are Outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Interest Period (the "Calculation Agent"). The Issuer hereby initially appoints the Indenture Trustee as the Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuer at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Calculation Agent fails to determine LIBOR for an Interest Period, the Issuer shall promptly appoint a replacement Calculation Agent that does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties, and the Issuer may not remove the Calculation Agent, without a successor having been duly appointed.

         (b) On each LIBOR Determination Date, the Calculation Agent shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Calculation Agent shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Beneficiary, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

         (c) The Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (__) __-___ or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

         (d) On each LIBOR Determination Date, the Calculation Agent shall send to the Indenture Trustee, the Issuer and the Beneficiary, by facsimile transmission, notification of LIBOR for the following Interest Period.

         Section 2.05. Payments of Interest and Principal.

         (a) Any installment of interest or principal, if any, payable on any Class C(2002-_) Note which is punctually paid or duly provided for by the Issuer and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Class C(2002-_) Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person's account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

         (b) The right of the Class C(2002-_) Noteholders to receive payments from the Issuer will terminate on the first Business Day following the Class C(2002-_) Termination Date.

         Section 2.06. Targeted Deposit to the Class C Reserve Account. The deposit targeted to be made to the Class C Reserve sub-Account for the Class C(2002-_) Notes for any Distribution Date will be an amount equal to (i) to the product of (A) Class C Reserve Account Percentage for the related Monthly Period times (B) the sum of the Initial Outstanding Dollar Principal Amounts of each tranche of Outstanding CapitalOneseries Notes as of the last day of the preceding Monthly Period times (C) a fraction, the numerator of which is the Nominal Liquidation Amount of the Class C(2002-_) Notes as of the close of business on the last day of the preceding Monthly Period and the denominator of which is the Nominal Liquidation Amount of all Class C Notes in the CapitalOneseries as of the close of business on the last day of the preceding Monthly Period, minus (ii) any amount previously on deposit in the Class C(2002-_) Reserve sub-Account prior to such targeted deposit; provided however, that if an Early Redemption Event or Event of

Default occurs with respect to the Class C(2002-_) Notes, the deposit targeted will be the Adjusted Outstanding Dollar Principal Amount of the Class C(2002-_) notes minus the amount then on deposit in such sub-Account.

         Section 2.07. Form of Delivery of Class C(2002-_) Notes; Depository; Denominations.

         (a) The Class C(2002-_) Notes shall be delivered in the form of a global Registered Note as provided in Sections 202 and 301(i) of the Indenture, respectively.

         (b) The Depository for the Class C(2002-_) Notes shall be The Depository Trust Company, and the Class C(2002-_) Notes shall initially be registered in the name of Cede & Co., its nominee.

         (c) The Class C(2002-_) Notes will be issued in minimum denominations of $1,000 and integral multiples of that amount.

         Section 2.08. Delivery and Payment for the Class C(2002-_) Notes. The Issuer shall execute and deliver the Class C(2002-_) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class C(2002-_) Notes when authenticated, each in accordance with Section 303 of the Indenture.

         Section 2.09. Targeted Deposits to the Accumulation Reserve Account.

         The deposit targeted to be made to the Accumulation Reserve Account for any Monthly Period during the Accumulation Reserve Funding Period will be an amount equal to the Required Accumulation Reserve sub-Account Amount.

                               [END OF ARTICLE II]

         IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

                                   CAPITAL ONE MULTI-ASSET EXECUTION TRUST, by CAPITAL ONE FUNDING, LLC, as Beneficiary and not in its individual capacity



                                   By: _________________________________________
                                       Name:
                                       Title:

                                   THE BANK OF NEW YORK, as Indenture Trustee and not in its individual capacity



                                   By: _________________________________________
                                       Name:
                                       Title:

             [Signature Page to the Class C(2002-_) Terms Document]